                                      N-CSR
                             COLUMBIA FUNDS TRUST IV

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2865
                                                     --------

                             COLUMBIA FUNDS TRUST IV
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3363
                                                           --------------
                      Date of fiscal year end: 11/30/2003
                                               ----------
                      Date of reporting period: 11/30/2003
                                                ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Reports of Stockholders

                                    [GRAPHIC]




                           Columbia Tax-Exempt Fund

                        Annual Report November 30, 2003

                            We are Columbia Funds!

 INSIDE -- Management's discussion of the changes effective October 13, 2003.

                             PRESIDENT'S MESSAGE
                                                   --
                             Columbia Tax-Exempt Fund

[PHOTO]

Joseph R. Palombo

Dear Shareholder:

As you know, your fund has long been part of a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Tax-Exempt Fund was changed to Columbia Tax-Exempt Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at our new website address: www.columbiafunds.com.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, portfolio manager Kimberly Campbell discusses in depth the investment strategies and other factors that affected this fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for investing in Columbia funds, and we look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
Table of Contents


                         Fund Profile..............   1

                         Performance Information...   2

                         Economic Update...........   3

                         Portfolio Manager's Report   4

                         Financial Statements......   6

                           Investment Portfolio....   7

                    Statement of Assets and Liabilities..   33

                    Statement of Operations..............   34

                    Statement of Changes in Net
                    Assets...............................   35

                    Notes to Financial Statements........   36

                    Financial Highlights.................   41

                  Report of
                  Independent Auditors...................   44

                  Unaudited Information..................   45

                  Trustees...............................   46

                  Officers...............................   49

                  Important Information
                  About This Report......................   50

                  Columbia Funds.........................   51


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

[LOGO] Not FDIC Insured
       May Lose Value
       No Bank Guarantee

                     FUND PROFILE
                                  ------------------------
                                  Columbia Tax-Exempt Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Because your fund is actively managed, there is no guarantee that these breakdowns and percentages will be maintained in the future.


Quality breakdown as of 11/30/03 (%)

                             AAA              64.5
                             ---------------------
                             AA                6.4
                             ---------------------
                             A                 6.1
                             ---------------------
                             BBB               5.1
                             ---------------------
                             BB                0.7
                             ---------------------
                             B                 0.4
                             ---------------------
                             CCC               0.5
                             ---------------------
                             CC                0.1
                             ---------------------
                             Non-rated        14.2
                             ---------------------
                             Cash equivalents  2.0
                             ---------------------

Top 5 sectors as of 11/30/03 (%)

                         Refunded/escrowed         13.4
                         ------------------------------
                         Local general obligations 12.5
                         ------------------------------
                         State appropriated         9.0
                         ------------------------------
                         Hospitals                  6.2
                         ------------------------------
                         Toll facilities            5.3
                         ------------------------------

Maturity breakdown (%)

                                    [CHART]



                    11/30/2003   11/30/2002
                    ----------   ----------
0-5 years              1.2           3.4
5-10 years            15.6          11.7
10-15 years           31.9          31.7
15-20 years           26.1          23.3
20-25 years           13.2          16.6
25+ years             10.0          12.5
Cash equivalents       2.0           0.8


Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Services, Inc. or Fitch Investors Service, Inc. Sectorweightings are calculated as a percentage of net assets.
(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar Style Box/TM/ reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 11/30/2003.
Summary

..  For the 12-month period ended November 30, 2003, the fund's class A shares
   (without sales charge) returned 8.05%.

.. The fund's return was better than both its benchmark and the average of its peer group, the Lipper General Municipal Debt Funds Category.

.. Our emphasis on non-callable, zero-coupon and intermediate-maturity bonds benefited performance, because these types of bonds did especially well when interest rates declined.

                                   Objective
 Seeks as high a level of after-tax total return as is consistent with prudent risk by focusing on current income exempt from federal income tax and opportunities for long-term appreciation.

                               Total Net Assets
                               $1,915.1 million

                                  [FLOW CHART]

              Class A Shares                          Lehman Bros.
                                                   Muni. Bond Index
                  8.05%                                  6.65%

                                    [GRAPHIC]

                           PERFORMANCE INFORMATION
                                                   -
                            Columbia Tax-Exempt Fund

Performance of a $10,000 investment
 12/01/93 - 11/30/03 ($)

                          sales charge without  with
                          ---------------------------
                          Class A      16,888  16,086
                          ---------------------------
                          Class B      15,673  15,673
                          ---------------------------
                          Class C      16,257  16,257

Past performance does not guarantee future investment results. Current performance may be lower or higher than the performance data shown. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.
Value of a $10,000 investment 12/01/93 - 11/30/03

                                    [CHART]

                  Columbia Tax         Columbia Tax
                  Exempt Fund -        Exempt Fund -
                 Class A shares       Class A shares       Lehman Brothers
              without sales charge   with sales charge   Municipal Bond Index
              --------------------   -----------------   --------------------
12/01/1993           $10,000             $ 9,525               $10,000
12/31/1993            10,177               9,694                10,211
01/31/1994            10,290               9,801                10,327
02/28/1994            10,041               9,564                10,060
03/31/1994             9,630               9,173                 9,650
04/30/1994             9,656               9,198                 9,733
05/31/1994             9,734               9,272                 9,817
06/30/1994             9,672               9,213                 9,757
07/31/1994             9,825               9,358                 9,936
08/31/1994             9,859               9,391                  9,971
09/30/1994             9,713               9,252                 9,824
10/31/1994             9,507               9,055                 9,649
11/30/1994             9,290               8,849                 9,475
12/31/1994             9,537               9,084                 9,683
01/31/1995             9,855               9,386                 9,960
02/28/1995            10,174               9,691                10,250
03/31/1995            10,278               9,789                10,368
04/30/1995            10,281               9,792                10,380
05/31/1995            10,596              10,093                10,711
06/30/1995            10,427               9,931                10,618
07/31/1995            10,469               9,972                10,719
08/31/1995            10,584              10,081                10,855
09/30/1995            10,650              10,144                10,923
10/31/1995            10,845              10,330                11,082
11/30/1995            11,089              10,562                11,266
12/31/1995            11,222              10,689                11,374
01/31/1996            11,274              10,738                11,460
02/29/1996            11,154              10,625                11,382
03/31/1996            10,977              10,456                11,237
04/30/1996            10,929              10,410                11,205
05/31/1996            10,930              10,411                11,201
06/30/1996            11,031              10,507                11,323
07/31/1996            11,108              10,580                11,425
08/31/1996            11,105              10,578                11,422
09/30/1996            11,268              10,732                11,582
10/31/1996            11,388              10,847                11,713
11/30/1996            11,585              11,035                11,928
12/31/1996            11,523              10,975                11,878
01/31/1997            11,516              10,969                11,900
02/28/1997            11,630              11,077                12,010
03/31/1997            11,484              10,939                11,850
04/30/1997            11,565              11,015                11,949
05/31/1997            11,723              11,166                12,130
06/30/1997            11,846              11,283                12,260
07/31/1997            12,298              11,713                12,599
08/31/1997            12,103              11,528                12,481
09/30/1997            12,254              11,672                12,629
10/31/1997            12,335              11,749                12,710
11/30/1997            12,417              11,827                12,785
12/31/1997            12,632              12,032                12,972
01/31/1998            12,768              12,162                13,105
02/28/1998            12,750              12,145                13,109
03/31/1998            12,759              12,153                13,121
04/30/1998            12,676              12,074                13,062
05/31/1998            12,916              12,302                13,268
06/30/1998            12,980              12,364                13,320
07/31/1998            12,982              12,365                13,353
08/31/1998            13,244              12,615                13,560
09/30/1998            13,449              12,810                13,730
10/31/1998            13,394              12,758                13,730
11/30/1998            13,439              12,801                13,778
12/31/1998            13,476              12,836                13,812
01/31/1999            13,623              12,976                13,977
02/28/1999            13,540              12,896                13,915
03/31/1999            13,523              12,881                13,935
04/30/1999            13,571              12,926                13,970
05/31/1999            13,461              12,821                13,889
06/30/1999            13,237              12,609                13,689
07/31/1999            13,264              12,634                13,738
08/31/1999            13,098              12,476                13,628
09/30/1999            13,051              12,431                13,633
10/31/1999            12,834              12,225                13,486
11/30/1999            12,918              12,304                13,629
12/31/1999            12,812              12,203                13,527
01/31/2000            12,693              12,090                13,467
02/29/2000            12,850              12,240                13,624
03/31/2000            13,086              12,465                13,921
04/30/2000            12,999              12,381                13,839
05/31/2000            12,893              12,281                13,767
06/30/2000            13,225              12,597                14,131
07/31/2000            13,393              12,757                14,328
08/31/2000            13,624              12,977                14,548
09/30/2000            13,504              12,863                14,473
10/31/2000            13,644              12,996                14,631
11/30/2000            13,780              13,125                14,742
12/31/2000            14,199              13,524                15,106
01/31/2001            14,251              13,575                15,255
02/28/2001            14,364              13,682                15,304
03/31/2001            14,442              13,756                15,442
04/30/2001            14,092              13,423                15,275
05/31/2001            14,261              13,584                15,440
06/30/2001            14,401              13,717                15,544
07/31/2001            14,739              14,039                15,774
08/31/2001            15,056              14,341                16,034
09/30/2001            14,916              14,208                15,979
10/31/2001            15,179              14,458                16,170
11/30/2001            14,857              14,151                16,034
12/31/2001            14,658              13,962                15,881
01/31/2002            14,913              14,205                16,156
02/28/2002            15,134              14,415                16,350
03/31/2002            14,715              14,016                16,030
04/30/2002            15,065              14,349                16,342
05/31/2002            15,185              14,464                16,442
06/30/2002            15,340              14,611                16,616
07/31/2002            15,543              14,804                16,830
08/31/2002            15,723              14,976                17,032
09/30/2002            16,151              15,383                17,405
10/31/2002            15,718              14,971                17,117
11/30/2002            15,639              14,896                17,045
12/31/2002            16,071              15,307                17,404
01/31/2003            15,942              15,185                17,361
02/28/2003            16,291              15,518                17,604
03/31/2003            16,257              15,485                17,614
04/30/2003            16,452              15,671                17,731
05/31/2003            17,010              16,202                18,146
06/30/2003            16,876              16,074                18,069
07/31/2003            16,010              15,249                17,437
08/31/2003            16,168              15,400                17,568
09/30/2003            16,794              15,996                18,084
10/31/2003            16,653              15,862                17,994
11/30/2003            16,888              16,086                18,179


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 11/30/03 (%)

              Share class       A            B            C
              ---------------------------------------------------
              Inception      10/1/84       5/5/92       8/1/97
              ---------------------------------------------------
              Sales charge without with without with without with
              ---------------------------------------------------
              1-year        8.05   2.92  7.25   2.25  7.41   6.41
              ---------------------------------------------------
              5-year        4.68   3.67  3.91   3.58  4.06   4.06
              ---------------------------------------------------
              10-year       5.38   4.87  4.60   4.60  4.98   4.98
              ---------------------------------------------------

Average annual total return as of 09/30/03 (%)

             Share class        A             B            C
             -----------------------------------------------------
             Sales charge without with  without with  without with
             -----------------------------------------------------
             1-year        3.99   -0.95  3.22   -1.75  3.37   2.38
             -----------------------------------------------------
             5-year        4.54    3.53  3.77    3.44  3.92   3.92
             -----------------------------------------------------
             10-year       5.25    4.74  4.47    4.47  4.86   4.86
             -----------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares: the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through the first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class C share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class C shares would have been lower.

                               ECONOMIC UPDATE
                                                   ----
                               Columbia Tax-Exempt Fund

During the first half of the 12-month period that ended November 30, 2003, the US economy struggled to maintain positive growth. The overall mood of the country was restrained as war loomed and the job picture worsened. However, US consumers managed to keep the economy afloat as they continued to spend money on autos, housing and retail goods. The lowest mortgage rates in 40 years spurred a new wave of mortgage refinancing and helped prop up disposable income.

By May, the uncertainties that had plagued the economy showed signs of dissipating and the stage was set for a full-blown recovery. An end to the major military conflicts of the war with Iraq boosted consumer confidence. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1%--and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Economists began to become optimistic that growth for the third quarter of 2003 would reflect this renewed vigor, but no one seemed prepared for how extraordinary that growth might be. When gross domestic product (GDP) for the third quarter was reported at 7.2%, then revised upward to 8.2%, it was clear that the economy was finally firing on all cylinders. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the jobs picture brightened by the end of November. After unemployment peaked at 6.4% earlier in the year, it declined to 5.9%.

The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 24.40% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits.

Most sectors of the US bond market also delivered attractive returns for the period, but they experienced extraordinary volatility as interest rates fell to historical lows, then rose sharply as the economy improved, and came back down in the final months of the reporting period. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains throughout the year. Investment grade municipal bonds outperformed high yield municipal bonds.

Money market fund yields fell below 1%, reflecting historically low short-term interest rates. The Investment Company Institute, which tracks assets in and out of mutual funds, reported that money continued to flow out of money market funds during the year as investors sought alternatives to the low yields offered by short-term cash equivalents. Net new cash flow to money market funds turned negative in 2002 for the first time since 1993.

                          PORTFOLIO MANAGER'S REPORT
                                                     -
                              Columbia Tax-Exempt Fund


For the 12-month period ended November 30, 2003, Columbia Tax-Exempt Fund class A shares returned 8.05% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 6.65% during the same period. The fund also did better than its peer group, the Lipper General Municipal Debt Funds Category average, which was 6.28%./1/ The fund experienced better returns primarily because non-callable and zero-coupon bonds performed well as interest rates declined. Both non-callable and zero-coupon bonds have a high sensitivity to changes in interest rates. We also believe the fund benefited from the fact that its duration was longer than the average of its peers. (Duration measures the fund's sensitivity to a given change in interest rates. See sidebar.)

After a slow start, economy improves

Early in the period, the US economy was sluggish as concerns over the impending war in Iraq, possible incidents of terrorism and a weak labor market kept a lid on growth. The Federal Reserve Board indicated that it might use nonconventional methods to support economic growth, such as a buyback of Treasury debt or a federal funds rate lowered to zero percent. By July, however, it became apparent that the economy was actually strengthening. In fact, a series of positive economic indicators renewed concerns that a strong upswing in growth could lead to inflation. As a result, yields on municipal and Treasury securities rose dramatically and their prices declined, because yields and prices move in opposite directions.

Municipal yields ended the period lower

The fixed income markets experienced volatile interest rates throughout the last 12 months. Yet, at the end of November 2003, yields on municipal bonds were slightly lower than at the beginning of the period. The fund was positioned to benefit from a decline in yields. In addition to owning zero-coupon and non-callable bonds, we owned intermediate maturity (14-20 year) bonds, which provided an attractive yield without the additional risk that comes with longer-maturity bonds. The fund also benefited from owning airline bonds as the industry's performance improved. In addition, we continued to focus on bonds in essential services, such as water and sewers, and on bonds with dedicated revenue streams, such as sales tax revenue bonds.

Growth expected to continue, but slowly

If the economy continues to recover gradually and inflationary pressures remain muted, we expect interest rates to remain relatively low. Since consumer spending did not decrease sharply during the economic

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

About duration

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, duration is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. We lower duration when we expect interest rates to rise, and we raise duration when we expect interest rates to fall. Because bond prices and interest rates move in opposite directions, these adjustments can affect performance. If we are right and interest rates fall after we lengthen duration or rise after we shorten duration, fund performance can improve relative to our benchmarks and peer group. However, if we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

slowdown, a strong pickup in demand that typically fuels a recovery has not been available to jump-start an economic expansion. Therefore, going forward, we expect the economy to grow at a moderate pace, but unevenly with some sectors benefiting more than others. However, if the pace of growth is faster than we expect, interest rates could move higher. As a result, we will continue to monitor and manage the fund's sensitivity to changing interest rates. We expect to continue to focus on intermediate-maturity bonds with features that offer good return potential.

            [PHOTO] Kimberly Campbell has managed Columbia Tax-Exempt Fund since January 2002.
            K. Campbell
                        /s/ Kimberly A. Campbell

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

Net asset value per share
as of 11/30/03 ($)

                                 Class A 13.60
                                 -------------
                                 Class B 13.60
                                 -------------
                                 Class C 13.60

Distributions declared per share 12/01/02 - 11/30/03 ($)

                                  Class A 0.60
                                  ------------
                                  Class B 0.50
                                  ------------
                                  Class C 0.52

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income.

SEC yields on 11/30/03 (%)

                                  Class A 3.93
                                  ------------
                                  Class B 3.38
                                  ------------
                                  Class C 3.53

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

Taxable-equivalent SEC yields on 11/30/03 (%)

                                  Class A 6.05
                                  ------------
                                  Class B 5.20
                                  ------------
                                  Class C 5.43

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

                 FINANCIAL STATEMENTS
                                      ------------------------
                 November 30, 2003    Columbia Tax-Exempt Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   A list of all of the fund's holdings and their market value as of the last day of the reporting period. To show areas of concentration and diversification, portfolio holdings are organized by type of asset, industry and country or geographic region (if applicable).
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement shows the fund's net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities
                                      (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of outstanding shares in that class.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details both the type of income earned by the fund and the operating and non-operating expenses charged to the fund. The Statement of
                                      Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses over the reporting period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement shows how the fund's net assets were affected by its operations results, distributions to shareholders and changes in the number of fund shares. The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights provide an overview of the fund's investment results, including per-share analytics, such as net investment income or loss from operations and distributions; ratios of expenses and net investment income to average net assets. The financial highlights also detail the fund's portfolio turnover rate, which is a measure of trading activity. A separate table is provided for each share class.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose information regarding certain fund background information, significant accounting policies of the fund, including security valuation and income accruals and related party transactions.

                 INVESTMENT PORTFOLIO
                                      ------------------------
                 November 30, 2003    Columbia Tax-Exempt Fund

Municipal Bonds - 95.8%
EDUCATION - 3.3%
Education - 3.2%                                                                    Par ($)   Value ($)
-------------------------------------------------- --------------------------    ----------- ----------
         CA State Educational Facilities Authority Loyola Marymount
                                                   University, Series 2001:
                                                      (a) 10/01/17                2,525,000   1,325,600
                                                      (a) 10/01/20                1,000,000     436,730
                                                   --------------------------    ----------- ----------
                         IL University of Illinois Certificates of
                                                   Participation, Utility
                                                   Infrastructure,
                                                    Series 2001 A:
                                                      5.500% 08/15/17             1,000,000   1,115,580
                                                      5.500% 08/15/18             2,000,000   2,222,520
                                                   --------------------------    ----------- ----------
MA State Health & Educational Facilities Authority Massachusetts Institute
                                                   of Technology:
                                                    Series 2002 K,
                                                      5.500% 07/01/22             3,000,000   3,424,200
                                                    Series 2002 L,
                                                      5.000% 07/01/18             5,000,000   5,507,700
                                                   Tufts University, Series
                                                   2002 J,
                                                      5.500% 08/15/17             2,895,000   3,343,146
                                                   --------------------------    ----------- ----------
                MA State Industrial Finance Agency Tabor Academy, Series
                                                   1998,
                                                      5.400% 12/01/28             1,535,000   1,549,598
                                                   Tufts University, Series
                                                   1998 H,
                                                      4.750% 02/15/28             4,250,000   4,245,453
                                                   --------------------------    ----------- ----------
    MN State Higher Education Facilities Authority College of Art & Design,
                                                   Series 2000 5-D,
                                                      6.750% 05/01/26               500,000     540,145
                                                   --------------------------    ----------- ----------
                        MN University of Minnesota Series 1996 A:
                                                      5.750% 07/01/14               500,000     587,210
                                                      5.750% 07/01/17             1,000,000   1,176,310
                                                   Series 1999 A,
                                                      5.500% 07/01/21             1,000,000   1,140,320
                                                   --------------------------    ----------- ----------
                      NY State Dormitory Authority New York University,
                                                   Series 1998 A,
                                                      5.750% 07/01/27            11,490,000  13,388,722
                                                   --------------------------    ----------- ----------
               VA State College Building Authority Virginia Educational
                                                   Facilities, Washington &
                                                   Lee University,
                                                    Series 2001,
                                                      5.375% 01/01/21             8,000,000   9,012,320
                                                   --------------------------    ----------- ----------
                    WV University of West Virginia Series 1998 A,
                                                      5.250% 04/01/28            10,000,000  10,834,500
                                                   Series 2000 A,
                                                      (a) 04/01/16                3,300,000   1,898,523
                                                   --------------------------    ----------- ----------
                                                                        Education Total      61,748,577
Student Loan - 0.1%
-------------------------------------------------- --------------------------    ----------- ----------
           NC State Education Assistance Authority Series 1996 C,
                                                      6.350% 07/01/16             1,000,000   1,050,970
                                                   -------------------------------------------------
                                                                    Student Loan Total        1,050,970
                                                                                             ----------
                                                                       EDUCATION TOTAL       62,799,547
HEALTH CARE - 11.6%
Congregate Care Retirement - 0.4%
-------------------------------------------------- --------------------------    ----------- ----------
             FL Capital Projects Finance Authority Glenridge on Palmer
                                                   Ranch, Series 2002 A,
                                                      8.000% 06/01/32             4,000,000   4,115,920
                                                   --------------------------    ----------- ----------
    FL Lee County Industrial Development Authority Shell Point Village
                                                   Project, Series 1999 A,
                                                      5.750% 11/15/15               250,000     259,198
                                                     ------------------------     ---------- ----------

              HI State Department Budget & Finance Kahala Senior Living
                                                   Community, Series 2003 A
                                                      7.875% 11/15/23             4,000,000   4,025,160
                                                   --------------------------    ----------- ----------
                                                       Congregate Care Retirement Total       8,400,278

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Health Services - 0.4%                                                            Par ($)  Value ($)
-------------------------------------------------- ------------------------    ---------- ----------
               MA State Development Finance Agency Boston Biomedical
                                                   Research Institute,
                                                   Series 1999,
                                                      5.650% 02/01/19           1,000,000    962,470
                                                   ------------------------    ---------- ----------
WI State Health & Educational Facilities Authority Marshfield Clinical,
                                                   Series 1999,
                                                      6.250% 02/15/29           5,600,000  6,326,320
                                                   ------------------------    ---------- ----------
                                                                  Health Services Total    7,288,790
Hospitals - 6.2%
-------------------------------------------------- ------------------------    ---------- ----------
              AZ State Health Facilities Authority Catholic Healthcare
                                                   West, Series 1999 A,
                                                      6.625% 07/01/20           7,000,000  7,719,530
                                                   ------------------------    ---------- ----------
     FL Hillsborough County Industrial Development Tampa General Hospital,      3,200,000  3,136,224
                                          Hospital Series 2003 A,
                                                      5.250% 10/01/24
                                                   ------------------------    ---------- ----------
      FL Orange County Health Facilities Authority Orlando Regional
                                                   Healthcare System:
                                                    Series 1996 A,
                                                      6.250% 10/01/16           3,000,000  3,686,102
                                                    Series 1999,
                                                      6.000% 10/01/26           7,050,000  7,335,736
                                                    Series 2002,
                                                      5.750% 12/01/32           1,650,000  1,694,303
                                                   ------------------------    ---------- ----------
                FL West Orange Healthcare District Series 2001 A,
                                                      5.650% 02/01/22           2,600,000  2,625,168
                                                   ------------------------    ---------- ----------
            IL State Development Finance Authority Adventist Health System,
                                                   Series 1999,
                                                      5.500% 11/15/20           2,950,000  2,997,436
                                                   ------------------------    ---------- ----------
              LA State Public Facilities Authority Touro Infirmary, Series
                                                   1999,
                                                      5.625% 08/15/29           9,440,000  9,483,613
                                                   ------------------------    ---------- ----------
MA State Health & Educational Facilities Authority South Shore Hospital,
                                                   Series 1999 F,
                                                      5.750% 07/01/29          10,500,000 10,686,585
                                                   ------------------------    ---------- ----------
MD State Health & Educational Facilities Authority University of Maryland
                                                   Medical System, Series
                                                   2000,
                                                      6.750% 07/01/30           2,000,000  2,198,180
                                                   ------------------------    ---------- ----------
     MI Chippewa County Hospital Finance Authority County War Memorial
                                                   Hospital, Series 1997 B,
                                                      5.625% 11/01/14             500,000    482,470
                                                   ------------------------    ---------- ----------
                               MI Dickinson County Series 1999,
                                                      5.700% 11/01/18           1,800,000  1,798,110
                                                   ------------------------    ---------- ----------
                                      MN Rochester Mayo Medical Center,
                                                   Series 1992 I,
                                                      5.900% 11/15/09             500,000    581,690
                                                   ------------------------    ---------- ----------
     MN St. Paul Housing & Redevelopment Authority Healtheast, Inc.:
                                                    Series 1993 B,
                                                      6.625% 11/01/17             845,000    849,056
                                                    Series 1997 A,
                                                      5.500% 11/01/09             250,000    247,005
                                                   ------------------------    ---------- ----------
                                        MN Waconia Ridgeview Medical
                                                   Center, Series 1999 A,
                                                      6.125% 01/01/29           1,000,000  1,118,190
                                                   ------------------------    ---------- ----------
                  MS Medical Center Building Corp. University of
                                                   Mississippi Medical
                                                   Center, Series 1998,
                                                      5.500% 12/01/23           9,550,000 10,679,669
                                                   ------------------------    ---------- ----------
                MT State Health Facility Authority Hospital Facilities,
                                                   Series 1994,
                                                      9.284% 02/25/25 (b)       6,000,000  6,325,560
                                                   ------------------------    ---------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)
HEALTH CARE - (continued)
Hospitals - (continued)                                                                     Par ($)   Value ($)
---------------------------------------------- ----------------------------------------- ---------- -----------
              NC State Medical Care Commission Gaston Health Care, Series 1998,
                                                  5.000% 02/15/19                           450,000     457,412
                                               Stanly Memorial Hospital, Series 1999,
                                                  6.375% 10/01/29                           500,000     536,590
                                               Wilson Memorial Hospital, Series 1997,
                                                  (a) 11/01/14                            1,380,000     874,451
                                               ----------------------------------------- ---------- -----------
          NH State Higher Educational & Health Series 1998,
                                                  5.800% 05/01/18                         1,470,000   1,230,081
                                               ----------------------------------------- ---------- -----------
                                  NV Henderson Catholic Healthcare West, Series 1999 A,
                                                  6.750% 07/01/20                         3,200,000   3,450,016
                                               ----------------------------------------- ---------- -----------
                  NY State Dormitory Authority Memorial Sloan Center, Series 2003 1,
                                                  (a) 07/01/25                            2,360,000     817,646
                                               ----------------------------------------- ---------- -----------
                             OH Belmont County East Ohio Regional Hospital, Series 1998,
                                                  5.700% 01/01/13                         1,825,000   1,617,826
                                               ----------------------------------------- ---------- -----------
             OH Highland County Joint Township Series 1999,
                             Hospital District    6.750% 12/01/29                         1,445,000   1,363,805
                                               ----------------------------------------- ---------- -----------
            TX Harris County Health Facilities Series 1999,
                         Development Authority    9.180% 07/01/19(b)(e)                   9,000,000  10,157,670
                                               ----------------------------------------- ---------- -----------
                  VA Fairfax County Industrial Inova Health System, Series 1993 A,
                         Development Authority    5.000% 08/15/23                        10,000,000  10,408,400
                                               ----------------------------------------- ---------- -----------
                  VA Henrico County Industrial Bon Secours Health, Series 1996,
                         Development Authority    6.000% 08/15/16                         5,000,000   5,928,150
                                               ----------------------------------------- ---------- -----------
      WI State Health & Educational Facilities Aurora Health Care, Series 2003,
                                     Authority    6.400% 04/15/33                         3,175,000   3,313,875
                                               ----------------------------------------- ---------- -----------
                 WI State Health & Educational Wheaton Franciscan Services, Series 2002,
                          Facilities Authority    5.750% 08/15/30                         4,000,000   4,141,320
                                               ----------------------------------------- ---------- -----------
                                                                                 Hospitals Total    117,941,869
Intermediate Care Facilities - 0.6%
---------------------------------------------- ----------------------------------------- ---------- -----------
        IL State Development Finance Authority Hoosier Care, Inc., Series 1999 A,
                                                  7.125% 06/01/34                         2,390,000   1,970,579
                                               ----------------------------------------- ---------- -----------
IN State Health Facilities Financing Authority Hoosier Care, Inc., Series 1999 A,
                                                  7.125% 06/01/34                         9,915,000   8,175,017
                                               ----------------------------------------- ---------- -----------
                 PA State Economic Development Northwestern Human Services, Inc.,
                           Financing Authority  Series 1998 A,
                                                  5.250% 06/01/14                         2,000,000   1,711,160
                                               ----------------------------------------- ---------- -----------
                                                              Intermediate Care Facilities Total     11,856,756
Nursing Homes - 4.0%
---------------------------------------------- ----------------------------------------- ---------- -----------
           CA San Diego Industrial Development Series 1986,
                                                  8.750% 12/01/16                         4,700,000   4,349,286
                                               ----------------------------------------- ---------- -----------
       DE State Economic Development Authority Churchman Village Project,
                                                Series 1991 A,
                                                  10.000% 03/01/21                        6,545,000   6,555,603
                                               ----------------------------------------- ---------- -----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Nursing Homes - (continued)                                                                        Par ($)  Value ($)
------------------------------------------------- --------------------------------------------- ---------- ----------
             DE Sussex County Healthcare Facility Delaware Health Corp.,
                                                   Series 1994 A,
                                                     7.600% 01/01/24                            13,655,000 11,656,727
                                                  --------------------------------------------- ---------- ----------
                                        IA Marion Kentucky Iowa Corp. Project,
                                                   Series 1990,
                                                     10.250% 01/01/20(c)                           905,000    407,250
                                                  --------------------------------------------- ---------- ----------
                       IA State Finance Authority Care Initiatives,
                                                   Series 1998 B:
                                                     5.500% 07/01/08                             1,190,000  1,182,693
                                                     5.750% 07/01/28                             4,500,000  3,823,695
                                                  --------------------------------------------- ---------- ----------
          IN Gary Industrial Economic Development West Side Health Care Center,
                                                   Series 1987 A,
                                                     11.500% 10/01/17(d)                         1,760,000  1,320,000
                                                  --------------------------------------------- ---------- ----------
              MA State Development Finance Agency Woodlawn Manor, Inc.:
                                                   Series 2000 A,
                                                     7.750% 12/01/27                             2,470,000  2,095,103
                                                   Series 2000 B,
                                                     10.250% 06/01/27                              525,000    476,831
                                                  --------------------------------------------- ---------- ----------
               MA State Industrial Finance Agency GF/Massachusetts, Inc., Series 1994,
                                                     8.300% 07/01/23                            11,605,000 11,808,320
                                                  --------------------------------------------- ---------- ----------
         MI Cheboygan County Economic Development Metro Health Foundation Project, Series 1993,
                                            Corp.    11.000% 11/01/22(c)                           600,000    156,000
                                                  --------------------------------------------- ---------- ----------
         PA Cambria County Industrial Development Beverly Enterprises, Series 1987,
                                        Authority    10.000% 06/18/12                            1,200,000  1,357,608
                                                  --------------------------------------------- ---------- ----------
         PA Chester County Industrial Development Pennsylvania Nursing Home, Inc., Series 2002,
                                                     8.500% 05/01/32                             6,545,000  6,337,196
                                                  --------------------------------------------- ---------- ----------
                     PA Delaware County Authority Main Line & Haverford Nursing, Series 1992,
                                                     9.000% 08/01/22(c)                          8,790,000  5,274,000
                                                  --------------------------------------------- ---------- ----------
        PA Lackawanna County Industrial Authority Greenridge Nursing Center, Series 1990,
                                                     10.500% 12/01/10                            1,385,000  1,236,029
                                                  --------------------------------------------- ---------- ----------
         PA Luzerna County Industrial Development Millville Nursing Center, Series 1990,
                                        Authority    10.500% 12/01/12                            3,000,000  2,670,210
                                                  --------------------------------------------- ---------- ----------
      PA Washington County Industrial Development Central States,
                                        Authority    10.250% 11/01/19(c)                         3,205,000  2,083,250
                                                  --------------------------------------------- ---------- ----------
          TN Metropolitan Government, Nashville & Central States,
  Davidson Counties Health & Education Facilities    10.250% 11/01/19(c)                           735,000    477,750
                                                  --------------------------------------------- ---------- ----------
TX Whitehouse Health Facilities Development Corp. Oak Brook Health Care Center, Series 1989,
                                                     10.000% 12/01/19                            1,620,000  1,647,054
                                                  --------------------------------------------- ---------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Nursing Homes - (continued)                                                                             Par ($)   Value ($)
-------------------------------------------------- ------------------------------------------------- ---------- -----------
                WA Kitsap County Housing Authority Martha & Mary Nursing Home, Series 1996,
                                                      7.100% 02/20/36                                10,000,000  12,128,200
                                                   ------------------------------------------------- ---------- -----------
                                                                                            Nursing Homes Total  77,042,805
                                                                                                                -----------

HOUSING - 4.6%                                                                                HEALTH CARE TOTAL 222,530,498
Assisted Living/Senior - 1.2%
-------------------------------------------------- ------------------------------------------------- ---------- -----------
                                    DE Kent County Heritage at Dover, Series 1999,
                                                      7.625% 01/01/30                                 1,710,000   1,443,753
                                                   ------------------------------------------------- ---------- -----------
            IL State Development Finance Authority Care Institute, Inc., Series 1995,
                                                      8.250% 06/01/25                                 9,550,000   9,478,566
                                                   ------------------------------------------------- ---------- -----------
                                      MN Roseville Care Institute, Inc., Series 1993,
                                                      7.750% 11/01/23(d)(e)                           3,275,000   2,128,750
                                                   ------------------------------------------------- ---------- -----------
            CO Health Facilities Authority Revenue American Housing Funding I, Inc., Series 2003,
                                                      8.500% 12/01/31                                   920,000     881,783
                                                   ------------------------------------------------- ---------- -----------
                  NC State Medical Care Commission DePaul Community Facilities Project, Series 1999,
                                                      7.625% 11/01/29                                 2,160,000   2,223,461
                                                   ------------------------------------------------- ---------- -----------
TX Bell County Health Facilities Development Corp. Care Institutions, Inc., Series 1994,
                                                      9.000% 11/01/24                                 7,170,000   7,267,297
                                                   ------------------------------------------------- ---------- -----------
                                                                                   Assisted Living/Senior Total  23,423,610
Multi-Family - 2.7%
-------------------------------------------------- ------------------------------------------------- ---------- -----------
              CO State Health Facilities Authority Birchwood Manor, Series 1991 A,
                                                      7.625% 04/01/26                                 1,835,000   1,838,835
                                                   ------------------------------------------------- ---------- -----------
       FL Broward County Housing Finance Authority Chaves Lake Apartment Project, Series 2000,
                                                      7.500% 07/01/40                                 6,425,000   6,488,993
                                                   Cross Keys Apartments, Series 1998 A,
                                                      5.750% 10/01/28                                   990,000   1,007,820
                                                   ------------------------------------------------- ---------- -----------
          FL Clay County Housing Finance Authority Madison Commons Apartments, Series 2000 A,
                                                      7.450% 07/01/40                                 3,225,000   3,257,186
                                                   ------------------------------------------------- ---------- -----------
        FL Orange County Housing Finance Authority Palms at Brentwood Apartments, Series 1998 K,
                                                      6.500% 12/01/34                                 8,145,000   7,339,948
                                                   ------------------------------------------------- ---------- -----------
                    FL State Housing Finance Corp. Sunset Place Apartments, Series 1999 K-1,
                                                      6.000% 10/01/19                                   150,000     159,023
                                                   ------------------------------------------------- ---------- -----------
                                     IL Carbondale Mill Street Apartments, Series 1979,
                                                      7.375% 09/01/20                                   723,012     732,209
                                                   ------------------------------------------------- ---------- -----------
          MN Dakota County Housing & Redevelopment Series 1999:
                                         Authority    6.000% 11/01/09                                   150,000     149,036
                                                      6.250% 05/01/29                                 5,180,000   4,755,551
                                                   ------------------------------------------------- ---------- -----------
           MN Grand Rapids Housing & Redevelopment Lakeshore Forest Park Apartments, Series 1999 B,
                                         Authority    5.700% 10/01/29                                   500,000     436,160
                                                   ------------------------------------------------- ---------- -----------
                                      MN Lakeville Southfork Apartment Project, Series 1989 A,
                                                      9.875% 02/01/20                                   200,000     200,498
                                                   ------------------------------------------------- ---------- -----------
                                    MN Minneapolis Riverplace Project, Series 1987 A,
                                                      7.100% 01/01/20                                   170,000     170,219
                                                   ------------------------------------------------- ---------- -----------
     MN Robbinsdale Economic Development Authority Series 1999 A,
                                                      6.875% 01/01/26                                   250,000     230,750
                                                   ------------------------------------------------- ---------- -----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

HOUSING - (continued)
Multi-Family - (continued)                                                                     Par ($)  Value ($)
-------------------------------------------- ----------------------------------------------- --------- ----------
MN Washington County Housing & Redevelopment Cottages of Aspen, Series 1992,
                                   Authority    9.250% 06/01/22                              1,950,000  1,996,312
                                             ----------------------------------------------- --------- ----------
                          MN White Bear Lake Birch Lake Townhome Project:
                                              Series 1989 A,
                                                9.750% 07/15/19                              2,385,000  2,396,591
                                              Series 1989 B,
                                                (a) 07/15/19                                   267,000    206,647
                                             ----------------------------------------------- --------- ----------
     MO St. Louis Area Housing Finance Corp. Wellington Arms III, Series 1979,
                                                7.500% 01/01/21                              1,769,295  1,740,756
                                             ----------------------------------------------- --------- ----------
             NC State Housing Finance Agency  Series 1994 F,
                                                6.600% 07/01/17                              1,100,000  1,128,050
                                             ----------------------------------------------- --------- ----------
          NE Omaha Housing Development Corp. Mortgage Notes, North Omaha Homes, Series 1979,
                                                7.375% 03/01/21                                123,732    119,428
                                             ----------------------------------------------- --------- ----------
           NY Nyack Housing Assistance Corp. Nyack Plaza Apartments, Series 1979,
                                                7.375% 06/01/21                              1,965,335  1,938,960
                                             ----------------------------------------------- --------- ----------
                      Resolution Trust Corp. Pass Through Certificates, Series 1993 A,
                                                8.500% 12/01/16                              6,615,223  6,519,897
                                             ----------------------------------------------- --------- ----------
                TN Franklin Industrial Board Landings Apartment Project, Series 1996 B,
                                                8.750% 04/01/27                              3,210,000  3,328,834
                                             ----------------------------------------------- --------- ----------
       VA Alexandria Redevelopment & Housing Courthouse Commons Apartments:
                                   Authority   Series 1990 A,
                                                10.000% 01/01/21(e)                            760,000    652,171
                                              Series 1990 B,
                                                (a) 01/01/21(e)                                852,000  1,469,956
                                             ----------------------------------------------- --------- ----------
   VA Fairfax County Redevelopment & Housing Mt. Vernon Apartments, Series 1995 A,
                                   Authority    6.625% 09/20/20                              1,500,000  1,562,145
                                             ----------------------------------------------- --------- ----------
       WY Rock Springs Housing Finance Corp. Bicentennial Association II, Series 1979,
                                                7.360% 05/01/20                                976,769    992,876
                                             ----------------------------------------------- --------- ----------
                                                                                    Multi-Family Total 50,818,851
Single Family - 0.7%
-------------------------------------------- ----------------------------------------------- --------- ----------
          CA State Housing Finance Authority Series 1984 B,
                                                (a) 08/01/16                                   325,000     82,427
                                             ----------------------------------------------- --------- ----------
          CO State Housing Finance Authority Single Family Housing, Series 1996 B-1,
                                                7.650% 11/01/26                                335,000    341,770
                                             ----------------------------------------------- --------- ----------
FL Brevard County, Housing Finance Authority Single Family Mortgage, Series 1985,
                                                (a) 04/01/17                                   680,000    180,404
                                             ----------------------------------------------- --------- ----------
 FL Broward County Housing Finance Authority Series 1995,
                                                6.700% 02/01/28                                660,000    678,658
                                             ----------------------------------------------- --------- ----------
     FL Lee County Housing Finance Authority Series 1996 A-1,
                                                7.350% 03/01/27                              1,310,000  1,386,530
                                             Series 1998 A-2,
                                                6.300% 03/01/29                                605,000    632,189
                                             ----------------------------------------------- --------- ----------
 FL Manatee County Housing Finance Authority Series 1996 1,
                                                7.450% 05/01/27                                470,000    503,915
                                             ----------------------------------------------- --------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------
                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

HOUSING - (continued)
Single Family - (continued)                                                                 Par ($)  Value ($)
-------------------------------------------- -------------------------------------------- --------- ----------
  FL Orange County Housing Finance Authority Series 1999 A-1,
                                                6.250% 09/01/28                              55,000     58,328
                                             -------------------------------------------- --------- ----------
          IL Chicago, Single Family Mortgage Series 1996 B,
                                                7.625% 09/01/27                             460,000    467,199
                                             Series 1997 A,
                                                7.250% 09/01/28                             555,000    559,290
                                             -------------------------------------------- --------- ----------
             MA State Housing Finance Agency Series 1992 21,
                                                7.125% 06/01/25                           2,905,000  2,922,459
                                             -------------------------------------------- --------- ----------
               MN Chicago & Stearns Counties Series 1994 B,
                                                7.050% 09/01/27                             180,000    185,470
                                             -------------------------------------------- --------- ----------
    MN Dakota County Housing & Redevelopment Series 1986,
                                   Authority    7.200% 12/01/09                              20,000     20,110
                                             -------------------------------------------- --------- ----------
             NC State Housing Finance Agency Series 1998,
                                                5.250% 03/01/17                             475,000    490,884
                                             -------------------------------------------- --------- ----------
         NM State Mortgage Finance Authority Series 1999 D-2,
                                                6.750% 09/01/29                           3,490,000  3,851,110
                                             -------------------------------------------- --------- ----------
             OK State Housing Finance Agency Series 1999 B-1,
                                                6.800% 09/01/16                             480,000    490,286
                                             -------------------------------------------- --------- ----------
  OR State Department of Housing & Community Series 1997 E,
                                    Services    5.150% 07/01/13                             260,000    274,017
                                             Series 1998 A,
                                                5.150% 07/01/15                              80,000     83,877
                                             -------------------------------------------- --------- ----------
                                                                                Single Family Total 13,208,923

                                                                                                    ----------

                                                                                      HOUSING TOTAL 87,451,384

INDUSTRIAL - 1.8%
Food Products - 0.7%
-------------------------------------------- -------------------------------------------- --------- ----------
FL Escambia County Environmental Improvement Series 2003, A,
                                     Revenue    5.750% 11/01/27                           2,200,000  2,218,414
                                             -------------------------------------------- --------- ----------
     FL Hendry County Industrial Development Savannah Foods & Industries, Series 1992,
                                   Authority    6.400% 03/01/17                           1,500,000  1,359,000
                                             -------------------------------------------- --------- ----------
       GA Cartersville Development Authority Anheuser-Busch Companies, Inc., Series 2002,
                                                5.950% 02/01/32                           3,000,000  3,146,010
                                             -------------------------------------------- --------- ----------
 MI State Strategic Fund, Michigan Sugar Co. Carollton Project:
                                              Series 1998 B,
                                                6.450% 11/01/25                           2,800,000  2,322,488
                                              Series 1998 C,
                                                6.550% 11/01/25                           3,450,000  2,896,758
                                             Sebewang Project,
                                              Series 1998 A,
                                                6.250% 11/01/15                           2,250,000  2,058,323
                                             -------------------------------------------- --------- ----------
                                                                                Food Products Total 14,000,993

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------
                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

INDUSTRIAL - (continued)
Forest Products - 0.4%                                                                                  Par ($)  Value ($)
----------------------------------------------- ----------------------------------------------------- --------- ----------
                                IA Cedar Rapids Weyerhaeuser Co. Project, Series 1984,
                                                   9.000% 08/01/14                                    1,000,000  1,199,930
                                                ----------------------------------------------------- --------- ----------
                         MN International Falls Boise Cascade Corp., Series 1999,
                                                   6.850% 12/01/29                                    5,425,000  5,437,857
                                                ----------------------------------------------------- --------- ----------
                                                                                          Forest Products Total  6,637,787
Manufacturing - 0.6%
----------------------------------------------- ----------------------------------------------------- --------- ----------
IL Will-Kankakee Regional Development Authority Flanders Corp./Precisionaire Project, Series 1997,
                                                   6.500% 12/15/17                                    2,555,000  2,518,489
                                                ----------------------------------------------------- --------- ----------
                   KS Wichita Airport Authority Cessna Citation Service Center, Series 2002 A,
                                                   6.250% 06/15/32                                    5,000,000  5,279,250
                                                ----------------------------------------------------- --------- ----------
           MN Alexandria Industrial Development Seluemed Ltd. LLP Project, Series 1998,
                                  Revenue Bonds    5.850% 03/01/18                                      830,000    837,337
                                                ----------------------------------------------------- --------- ----------
             MO State Development Finance Board Procter & Gamble Co., Series 1999,
                                                   5.200% 03/15/29                                    3,000,000  3,138,390
                                                ----------------------------------------------------- --------- ----------
                                                                                            Manufacturing Total 11,773,466
Metals & Mining - 0.1%
----------------------------------------------- ----------------------------------------------------- --------- ----------
     NV State Department of Business & Industry Wheeling-Pittsburgh Steel Corp., Series 1999 A,
                                                   8.000% 09/01/14(h)                                 1,350,000  1,003,023
                                                ----------------------------------------------------- --------- ----------
         PA Bucks County Industrial Development Jorgensen Steel, Series 1980,
                                                   9.000% 06/01/05                                    1,000,000  1,014,100
                                                ----------------------------------------------------- --------- ----------
                                                                                          Metals & Mining Total  2,017,123
                                                                                                                ----------
                                                                                               INDUSTRIAL TOTAL 34,429,369

OTHER - 14.3%
Other - 0.4%
----------------------------------------------- ----------------------------------------------------- --------- ----------
                 AL Baldwin County Governmental    (a) 05/15/06 (f)                                      88,800        888
                                                ----------------------------------------------------- --------- ----------
          NJ Tobacco Settlement Financing Corp. Series 2003,
                                                   6.750% 06/01/39                                    4,750,000  4,577,052
                                                ----------------------------------------------------- --------- ----------
                  SC Tobacco Settlement Revenue Series 2001 B,
                           Management Authority    6.375% 05/15/28                                    3,800,000  3,540,384
                                                ----------------------------------------------------- --------- ----------
                                                                                                    Other Total  8,118,324
Pool/Bond Bank - 0.5%
----------------------------------------------- ----------------------------------------------------- --------- ----------
                FL State Municipal Loan Council Series 2000 A,
                                                   (a) 04/01/21                                       1,000,000    426,410
                                                ----------------------------------------------------- --------- ----------
                   IN Indianapolis Local Public Series 1999 E,
                          Improvement Bond Bank    (a) 02/01/24                                       7,400,000  2,560,548
                                                ----------------------------------------------------- --------- ----------
        NY State Environmental Facilities Corp. New York City Municipal Water Project K, Series 2002,
                                                   5.500% 06/15/17                                    4,795,000  5,552,418
                                                ----------------------------------------------------- --------- ----------
                                                                                           Pool/Bond Bank Total  8,539,376

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded/Escrowed (g) - 13.4%                                                                      Par ($)  Value ($)
----------------------------------------------- ----------------------------------------------- ---------- ----------
                                   AK Anchorage Ice Rink Revenue, Series 1998,
                                                   6.250% 01/01/12                               1,905,000  2,171,967
                                                ----------------------------------------------- ---------- ----------
      AZ Maricopa County Industrial Development Advantage Point, Series 1996 A,
                                      Authority    6.625% 07/01/26                               2,750,000  3,094,850
                                                Single Family, Series 1984,
                                                   (a) 02/01/16                                  4,500,000  2,630,160
                                                ----------------------------------------------- ---------- ----------
AZ Pima County Industrial Development Authority Series 1989,
                                                   8.200% 09/01/21                              12,370,000 17,272,602
                                                ----------------------------------------------- ---------- ----------
     CA Palmdale Community Redevelopment Agency Series 1986 A,
                                                   8.000% 03/01/16                               3,000,000  4,107,690
                                                Series 1986 D,
                                                   8.000% 04/01/16                               7,000,000  9,598,190
                                                ----------------------------------------------- ---------- ----------
        CA Perris Community Facilities District Series 1991 2-90,
                                                   8.750% 10/01/21                               6,165,000  9,391,946
                                                ----------------------------------------------- ---------- ----------
                                      CA Pomona Series 1990 A,
                                                   7.600% 05/01/23                              10,000,000 13,305,800
                                                ----------------------------------------------- ---------- ----------
                            CA Riverside County Series 1988,
                                                   8.300% 11/01/12                              10,000,000 13,450,000
                                                ----------------------------------------------- ---------- ----------
                                 CO Mesa County Series 1992,
                                                   (a) 12/01/11                                  5,905,000  4,403,654
                                                ----------------------------------------------- ---------- ----------
                FL Orlando Utilities Commission Series 1989 D,
                                                   6.750% 10/01/17                               3,750,000  4,678,537
                                                ----------------------------------------------- ---------- ----------
                             FL Seminole County Series 1992,
                                                   6.000% 10/01/19                               1,030,000  1,241,521
                                                ----------------------------------------------- ---------- ----------
              FL State Mid-Bay Bridge Authority Series 1991 A,
                                                   6.875% 10/01/22                               2,000,000  2,596,920
                                                ----------------------------------------------- ---------- ----------
              FL Tampa Bay Water Utility System Series 1991,
                                                   10.100% 10/01/29(b)                             500,000    668,795
                                                ----------------------------------------------- ---------- ----------
                                   FL Melbourne Series 2000 A,
                                                   (a) 10/01/19                                    600,000    288,768
                                                ----------------------------------------------- ---------- ----------
           GA Forsyth County Hospital Authority Georgia Baptist Healthcare System, Series 1998,
                                                   6.000% 10/01/08                                 755,000    833,777
                                                ----------------------------------------------- ---------- ----------
           ID State Health Facilities Authority IHC Hospitals, Inc., Series 1992,
                                                   6.650% 02/15/21                               4,800,000  6,049,488
                                                ----------------------------------------------- ---------- ----------
                     IL State Sales Tax Revenue Series 2002:
                                                   5.500% 06/15/15                               7,000,000  8,047,270
                                                   6.000% 06/15/23                               4,000,000  4,751,360
                                                ----------------------------------------------- ---------- ----------
            MA State College Building Authority Series 1999 A:
                                                   (a) 05/01/19                                  7,710,000  3,771,346
                                                   (a) 05/01/20                                  7,750,000  3,573,060
                                                ----------------------------------------------- ---------- ----------
                    MA State Turnpike Authority Series 1993 A:
                                                   5.000% 01/01/20                              12,665,000 13,661,102
                                                   5.000% 01/01/20                               3,610,000  3,893,927
                                                   5.125% 01/01/23                               3,600,000  3,848,868
                                                ----------------------------------------------- ---------- ----------
                            MI Dickinson County Memorial Hospital System, Series 1994,
                                                   8.125% 11/01/24                                 550,000    594,754
                                                ----------------------------------------------- ---------- ----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded/Escrowed (g) - (continued)                                                           Par ($   Value ($
---------------------------------------------- ------------------------------------------ ---------- ----------
       MI Kalamazoo Hospital Finance Authority Borgess Medical Center, Series 1994 A,
                                                  6.250% 06/01/14                          1,000,000  1,213,540
                                               ------------------------------------------ ---------- ----------
     MN Dakota & Washington Counties Housing & Series 1988,
                       Redevelopment Authority    8.150% 09/01/16                            235,000    326,107
                                               ------------------------------------------ ---------- ----------
                       MN Metropolitan Council Hubert H. Humphrey Metrodome, Series 1992,
                                                  6.000% 10/01/09                            300,000    307,800
                                               ------------------------------------------ ---------- ----------
                                   MN Moorhead Series 1979,
                                                  7.100% 08/01/11                             20,000     23,724
                                               ------------------------------------------ ---------- ----------
   MN Western Minnesota Municipal Power Agency Series 1983 A,
                                                  9.750% 01/01/16                          1,000,000  1,537,500
                                               ------------------------------------------ ---------- ----------
             NC Eastern Municipal Power Agency Series 1987 A,
                                                  4.500% 01/01/24                          1,750,000  1,754,095
                                               Series 1991 A:
                                                  5.000% 01/01/21                          8,735,000  9,313,694
                                                  6.500% 01/01/18                          1,500,000  1,893,465
                                               ------------------------------------------ ---------- ----------
                             NC Lincoln County Lincoln County Hospital, Series 1991,
                                                  9.000% 05/01/07                            375,000    425,280
                                               ------------------------------------------ ---------- ----------
              NC State Medical Care Commission Annie Penn Memorial Hospital, Series 1998,
                                                  5.375% 01/01/22                            500,000    559,180
                                               ------------------------------------------ ---------- ----------
                   NJ State Turnpike Authority Series 1991 C,
                                                  6.500% 01/01/16                         13,695,000 16,770,897
                                               ------------------------------------------ ---------- ----------
       NY Triborough Bridge & Tunnel Authority Series 1992 Y,
                                                  5.500% 01/01/17                          2,000,000  2,296,900
                                                  6.125% 01/01/21                          8,500,000 10,229,155
                                               ------------------------------------------ ---------- ----------
        OK Oklahoma City Industrial & Cultural Hillcrest Health Center, Series 1988,
                              Facilities Trust    6.400% 08/01/14                          4,320,000  5,052,370
                                               ------------------------------------------ ---------- ----------
      OR Saint Charles Memorial Hospital, Inc. Series 1973 A,
                                                  6.750% 01/01/06                             98,000    103,268
                                               ------------------------------------------ ---------- ----------
                PA Convention Center Authority Series 1989 A,
                                                  6.000% 09/01/19                         14,010,000 16,698,659
                                               ------------------------------------------ ---------- ----------
PR Commonwealth of Puerto Rico Public Building Series 1995 A,
                                     Authority    6.250% 07/01/14                          1,200,000  1,467,264
                                               ------------------------------------------ ---------- ----------
            SC Piedmont Municipal Power Agency Series 1988,
                                                  (a) 01/01/13                            18,585,000 12,098,092
                                               Series 1993,
                                                  5.375% 01/01/25                          3,960,000  4,336,636
                                               ------------------------------------------ ---------- ----------
 TN Shelby County, Health, Education & Housing Open Arms Development Center:
                              Facilities Board  Series 1992 A,
                                                  9.750% 08/01/19                          3,720,000  4,706,060
                                                Series 1992 C,
                                                  9.750% 08/01/19                          3,715,000  4,700,664
                                               ------------------------------------------ ---------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded/Escrowed (g) - (continued)                                                                  Par ($)   Value ($)
---------------------------------------------- -------------------------------------------------- ---------- -----------
           WV State Hospital Finance Authority Charleston Medical Center, Series 2000 A,
                                                  6.750% 09/01/30                                  8,800,000  10,896,688
                                               -------------------------------------------------- ---------- -----------
                  TX State Research Laboratory Commission Finance Authority Superconducting Super
                                               Collider, Series 1991,
                                                  6.950% 12/01/12                                 10,000,000  12,221,600
                                               -------------------------------------------------- ---------- -----------
                                                                                     Refunded/Escrowed Total 256,858,990
                                                                                                             -----------
                                                                                                 OTHER TOTAL 273,516,690

OTHER REVENUE - 1.4%
Hotels - 0.1%
---------------------------------------------- -------------------------------------------------- ---------- -----------
              MA Boston Industrial Development Crosstown Center Project, Series 2002,
                             Finance Authority    6.500% 09/01/35                                  3,000,000   2,976,480
                                               -------------------------------------------------- ---------- -----------
                                                                                                Hotels Total   2,976,480
Recreation - 1.1%
---------------------------------------------- -------------------------------------------------- ---------- -----------
        CA Agua Caliente Band Cahuilla Indians 6.000% 07/01/18                                     1,400,000   1,408,022
                                               -------------------------------------------------- ---------- -----------
     CO Metropolitan Football Stadium District Series 1999 A,
                                                  (a) 01/01/11                                     3,650,000   2,806,522
                                               -------------------------------------------------- ---------- -----------
                       FL Capital Trust Agency Seminole Tribe Convention Center, Series 2002 A,
                                                  10.000% 10/01/33                                 7,500,000   9,250,125
                                               -------------------------------------------------- ---------- -----------
                  IA State Vision Special Fund Series 2001,
                                                  5.500% 02/15/18                                  5,920,000   6,778,163
                                               -------------------------------------------------- ---------- -----------
OR State Department of Administrative Services State Parks Project, Series 1998 A,
                                                  4.750% 04/01/13                                    665,000     706,290
                                               -------------------------------------------------- ---------- -----------
                                                                                            Recreation Total  20,949,122
Retail - 0.2%
---------------------------------------------- -------------------------------------------------- ---------- -----------
       NJ State Economic Development Authority Glimcher Properties L.P. Project, Series 1998,
                                                  6.000% 11/01/28                                  3,400,000   3,445,016
                                               -------------------------------------------------- ---------- -----------
                                                                                                Retail Total   3,445,016
                                                                                                             -----------
                                                                                         OTHER REVENUE TOTAL  27,370,618


RESOURCE RECOVERY - 0.4%
Disposal - 0.2%
---------------------------------------------- -------------------------------------------------- ---------- -----------
              IL Development Finance Authority Waste Management, Inc., Series 1997,
                                                  5.050% 01/01/10                                  2,500,000   2,581,200
                                               -------------------------------------------------- ---------- -----------
                       MI State Strategic Fund United Waste Systems, Inc., Series 1995,
                                                  5.200% 04/01/10                                    500,000     520,915
                                               -------------------------------------------------- ---------- -----------
    NV State Department of Business & Industry Republic Services, Inc., Series 2003,
                                                  5.625% 12/01/26(b)                               1,500,000   1,511,100
                                               -------------------------------------------------- ---------- -----------
                                                                                              Disposal Total   4,613,215

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

RESOURCE RECOVERY - (continued)
Resource Recovery - 0.2%                                                                              Par ($)  Value ($)
--------------------------------------------- ----------------------------------------------------- --------- ----------
   FL Palm Beach County Solid Waste Authority Series 1998 A,
                                                 (a) 10/01/12                                       1,855,000  1,313,210
                                              ----------------------------------------------------- --------- ----------
           MA State Industrial Finance Agency Ogden Haverhill Project, Series 1998 A,
                                                 5.400% 12/01/11                                    3,300,000  3,272,709
                                              ----------------------------------------------------- --------- ----------
                                                                                      Resource Recovery Total  4,585,919
                                                                                                              ----------
                                                                                      RESOURCE RECOVERY TOTAL  9,199,134

TAX-BACKED - 34.2%
Local Appropriated - 3.1%
--------------------------------------------- ----------------------------------------------------- --------- ----------
          FL Hillsborough County School Board Series 1998 A,
                                                 5.500% 07/01/16                                    1,060,000  1,214,919
                                              ----------------------------------------------------- --------- ----------
               IA Cesar E. Chavez High School Series 1998 A:
                                                 (a) 09/15/18                                       3,885,000  1,919,773
                                                 (a) 09/15/20                                       3,885,000  1,692,073
                                              ----------------------------------------------------- --------- ----------
                IL Chicago Board of Education General Obligation Lease Certificates, Series 1992 A:
                                                 6.000% 01/01/20                                    8,000,000  9,536,480
                                                 6.250% 01/01/15                                    8,400,000 10,129,644
                                              ----------------------------------------------------- --------- ----------
         IN Beech Grove School Building Corp. Series 1996,
                                                 6.250% 07/05/16                                    2,265,000  2,750,163
                                              ----------------------------------------------------- --------- ----------
         IN Crown Point School Building Corp. Series 2000:
                                                 (a) 01/15/18                                       6,300,000  3,231,837
                                                 (a) 01/15/19                                       6,500,000  3,133,975
                                              ----------------------------------------------------- --------- ----------
    MN Hibbing Economic Development Authority Series 1997,
                                                 6.400% 02/01/12                                      500,000    513,870
                                              ----------------------------------------------------- --------- ----------
MO St. Louis Industrial Development Authority St. Louis Convention Center, Series 2000,
                                                 (a) 07/15/18                                       2,000,000  1,006,200
                                              ----------------------------------------------------- --------- ----------
                               NC Chapel Hill Parking Facilities, Series 1994,
                                                 6.450% 12/01/23                                      500,000    510,220
                                              ----------------------------------------------------- --------- ----------
                           NC Randolph County Series 2000,
                                                 5.750% 06/01/22                                      250,000    277,605
                                              ----------------------------------------------------- --------- ----------
                              NC Rowan County Justice Center Project, Series 1992,
                                                 6.250% 12/01/07                                      430,000    468,175
                                              ----------------------------------------------------- --------- ----------
           SC Berkeley County School District Installment Lease, Securing Assets for Education
                                                 5.000% 12/01/28                                    4,000,000  3,899,680
                                              ----------------------------------------------------- --------- ----------
         SC Greenville County School District Series 2002,
                                                 5.875% 12/01/17                                    8,000,000  9,012,880
                                              ----------------------------------------------------- --------- ----------
                                   TX Houston Series 2000,
                                                 6.400% 06/01/27                                    5,000,000  5,690,350
                                              ----------------------------------------------------- --------- ----------
       TX Houston Independent School District Public Facilities Corp.:
                                               Series 1998 A,
                                                 (a) 09/15/14                                       3,885,000  2,451,513
                                              Series 1998 B,
                                                 (a) 09/15/15                                       2,000,000  1,187,220
                                              ----------------------------------------------------- --------- ----------
                                                                                     Local Appropriated Total 58,626,577

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - 12.5%                                     Par ($)  Value ($)
-------------------------------------------- ------------------    ---------- ----------
                      AK North Slope Borough Series 1999 B,
                                                (a) 06/30/10       10,000,000  7,981,600
                                             Series 2000 B,
                                                (a) 06/30/10       18,000,000 14,344,560
                                             Series 2001 A,
                                                (a) 06/30/12       18,000,000 12,782,880
                                             ------------------    ---------- ----------
          CA Benicia Unified School District Series 1997 A,
                                                (a) 08/01/21        5,955,000  2,462,095
                                             ------------------    ---------- ----------
     CA Corona-Norco Unified School District Series 2001 C,
                                                (a) 09/01/18        1,390,000    692,220
                                             ------------------    ---------- ----------
   CA Golden West School Financing Authority Series 1999 A,
                                                (a) 08/01/14        3,980,000  2,519,300
                                             ------------------    ---------- ----------
               CA Los Angeles County Schools Series 1999 A,
                                                (a) 08/01/22        2,180,000    837,316
                                             ------------------    ---------- ----------
      CA Los Angeles Unified School District Series 2002,
                                                5.750% 07/01/16     2,500,000  2,932,100
                                             ------------------    ---------- ----------
             CA Modesto High School District Series 2002 A,
                                                (a) 08/01/17        2,500,000  1,326,225
                                             ------------------    ---------- ----------
      CA Morgan Hill Unified School District Series 2002,
                                                (a) 08/01/22        3,345,000  1,291,839
                                             ------------------    ---------- ----------
         CA San Juan Unified School District Series 2001:
                                                (a) 08/01/17        1,525,000    808,997
                                                (a) 08/01/18        1,785,000    892,446
                                             ------------------    ---------- ----------
     CA Vallejo City Unified School District Series 2002 A,
                                                5.900% 02/01/20     1,000,000  1,181,180
                                             ------------------    ---------- ----------
CA West Contra Costa Unified School District Series 2001 B,
                                                6.000% 08/01/24     1,855,000  2,201,718
                                             ------------------    ---------- ----------
  CO Douglas County School District No. RE-1 Series 1996,
                                                7.000% 12/15/12     3,000,000  3,787,950
                                             ------------------    ---------- ----------
    CO El Paso County School District No. 11 Series 1988 A,
                                                8.375% 03/25/19       284,637    299,885
                                             Series 1996:
                                                7.100% 12/01/16     2,105,000  2,755,782
                                                7.125% 12/01/20     7,350,000  9,644,376
                                             ------------------    ---------- ----------
            GA Fulton County School District Series 1998,
                                                5.500% 01/01/21     5,745,000  6,535,627
                                             ------------------    ---------- ----------
                         IL Champaign County Series 1999,
                                                8.250% 01/01/23     1,420,000  2,040,355
                                             ------------------    ---------- ----------
                                  IL Chicago Series 1999,
                                                5.500% 01/01/23     7,500,000  8,422,800
                                             ------------------    ---------- ----------
               IL Chicago Board of Education Series 1998 B-1:
                                                (a) 12/01/10        3,905,000  3,062,496
                                                (a) 12/01/13       13,400,000  8,850,164
                                                (a) 12/01/21        6,500,000  2,624,505
                                                (a)12/01/22        27,200,000 10,289,488
                                                (a)12/01/23         7,500,000  2,652,450
                                             Series 1999 A:
                                                (a) 12/01/09        5,000,000  4,134,150
                                                5.250% 12/01/17     5,000,000  5,608,150
                                             ------------------    ---------- ----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                                           Par ($)  Value ($)
-------------------------------------------------- ------------------------------------------- ---------- ----------
     IL Coles & Cumberland Counties Unified School Series 2000,
                                          District    (a) 12/01/12                              3,030,000  2,120,970
                                                   ------------------------------------------- ---------- ----------
        IL De Kalb County Community Unified School Series 2001:
                                  District No. 424    (a) 01/01/20                              2,575,000  1,159,523
                                                      (a) 01/01/21                              2,675,000  1,131,124
                                                   ------------------------------------------- ---------- ----------
  IL Du Page County Community High School District Series 1998:
                                            No. 99    (a) 12/01/10                              2,245,000  1,760,641
                                                      (a) 12/01/11                              1,280,000    947,008
                                                   ------------------------------------------- ---------- ----------
IL Lake & McHenry Counties Unified School District Series 1998:
                                                      (a) 02/01/09                              2,355,000  2,024,452
                                                      (a) 02/01/10                              2,060,000  1,678,632
                                                   ------------------------------------------- ---------- ----------
             IL Lake County School District No. 56 Series 1997,
                                                      9.000% 01/01/17                          10,440,000 15,419,567
                                                   ------------------------------------------- ---------- ----------
            IL State Development Finance Authority Elgin School District No. U46, Series 2001,
                                                      (a) 01/01/16                              2,660,000  1,538,438
                                                   ------------------------------------------- ---------- ----------
IL Will County Unified School District No. 365-UVY Series 1999 B,
                                                      (a) 11/01/18                              1,470,000    720,947
                                                   ------------------------------------------- ---------- ----------
   KS Johnson County Unified School District No. 2 Series 2001 B,
                                                      5.500% 09/01/17                           6,545,000  7,560,588
                                                   ------------------------------------------- ---------- ----------
                               KS Wyandotte County Series 1998,
                                                      4.500% 09/01/28                           2,900,000  2,796,151
                                                   ------------------------------------------- ---------- ----------
                        MI Holland School District Series 1992,
                                                      (a) 05/01/17                              1,190,000    647,931
                                                   ------------------------------------------- ---------- ----------
                 MI Paw Paw Public School District Series 1998,
                                                      5.000% 05/01/25                           1,020,000  1,073,754
                                                   ------------------------------------------- ---------- ----------
                MI Redford Unified School District Series 1997,
                                                      5.000% 05/01/22                             650,000    692,920
                                                   ------------------------------------------- ---------- ----------
                        MI St. Johns Public School Series 1998,
                                                      5.100% 05/01/25                           1,790,000  1,898,456
                                                   ------------------------------------------- ---------- ----------
          MI Williamston Community School District Series 1996,
                                                      5.500% 05/01/25                           1,725,000  1,922,478
                                                   ------------------------------------------- ---------- ----------
          MN Rosemount Independent School District Series 1994 B,
                                           No. 196    (a) 06/01/10                                775,000    626,223
                                                   ------------------------------------------- ---------- ----------
             OH Pickerington Local School District Series 2001:
                                                      (a) 12/01/14                              2,000,000  1,275,240
                                                      (a) 12/01/15                              1,500,000    902,070
                                                   ------------------------------------------- ---------- ----------
         OR Marion County School District No. 103C Series 1995 A,
                                                      6.000% 11/01/05                             160,000    173,906
                                                   ------------------------------------------- ---------- ----------
     OR Tualatin Hills Parks & Recreation District Series 1998,
                                                      5.750% 03/01/15                           1,000,000  1,172,190
                                                   ------------------------------------------- ---------- ----------
                              OR Washington County School District No. 48J, Series 1998,
                                                      5.000% 08/01/17                             400,000    426,564
                                                   ------------------------------------------- ---------- ----------
       OR Washington, Multnomah & Yamhill Counties Series 1998,
                                   School District    5.000% 11/01/14                             900,000  1,002,627
                                                   ------------------------------------------- ---------- ----------

See notes to investment portfolio.

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
                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                               Par ($)   Value ($)
-------------------------------------------- ------------------------------------- ---------- -----------
         PA Cornwall-Lebanon School District Series 2001,
                                                (a) 03/15/18                        3,020,000   1,558,924
                                             ------------------------------------- ---------- -----------
             PA Philadelphia School District Series 2002 B,
                                                5.625% 08/01/16                     4,500,000   5,059,350
                                             ------------------------------------- ---------- -----------
               PA Pittsburgh School District Series 2002 A,
                                                5.500% 09/01/17                     2,000,000   2,305,760
                                             ------------------------------------- ---------- -----------
                      PA Westmoreland County Series 2000 A,
                                                (a) 06/01/13                        3,000,000   2,047,140
                                             ------------------------------------- ---------- -----------
                              TN Knox County Series 2002,
                                                5.500% 04/01/15                     7,500,000   8,635,650
                                             ------------------------------------- ---------- -----------
     TX Dallas County Flood Control District Series 2002,
                                                7.250% 04/01/32                     6,000,000   6,093,840
                                             ------------------------------------- ---------- -----------
 TX Grapevine-Colleyville Independent School Series 1994,
                                    District    (a) 08/15/13                        6,010,000   4,039,561
                                             ------------------------------------- ---------- -----------
  TX Hurst Euless Bedford Independent School Series 1998,
                                    District    4.500% 08/15/25                    17,645,000  16,888,912
                                             ------------------------------------- ---------- -----------
   TX North East Independent School District Series 1999,
                                                4.500% 10/01/28                     7,500,000   7,127,100
                                             ------------------------------------- ---------- -----------
                        TX Williamson County Series 2002:
                                                5.500% 02/15/17                     2,500,000   2,767,550
                                                5.500% 02/15/19                     2,195,000   2,405,720
                                             ------------------------------------- ---------- -----------
        TX Wylie Independent School District Series 2001,
                                                (a) 08/15/21                        3,000,000   1,231,530
                                             ------------------------------------- ---------- -----------
      WA Clark County School District No. 37 Series 2001 C,
                                                (a) 12/01/20                        5,000,000   2,156,850
                                             ------------------------------------- ---------- -----------
WA King & Snohomish Counties School District Series 1998 B:
                                     No. 417    (a) 06/15/14                        1,800,000   1,148,004
                                                (a) 06/15/16                        3,315,000   1,875,826
                                             ------------------------------------- ---------- -----------
                                                              Local General Obligations Total 238,976,771
Special Non-Property Tax - 4.8%
-------------------------------------------- ------------------------------------- ---------- -----------
                            FL Nassau County Series 2000,
                                                (a) 03/01/19                          595,000     289,825
                                             FL Tampa:
                                              Series 1996,
                                                (a) 04/01/21                          900,000     386,442
                                              Series 2001 B,
                                                5.750% 10/01/15                     5,000,000   5,880,700
                                             ------------------------------------- ---------- -----------
                   FL Tampa Sports Authority Tampa Bay Arena Project, Series 1995,
                                                5.750% 10/01/25                     2,500,000   2,889,575
                                             ------------------------------------- ---------- -----------
        IL Regional Transportation Authority Series 1994 C,
                                                7.750% 06/01/14                     1,500,000   2,007,840
                                             ------------------------------------- ---------- -----------
             MA Bay Transportation Authority Series 2003 A,
                                                5.250% 07/01/19                     4,800,000   5,366,304
                                             ------------------------------------- ---------- -----------
                                    MA State Series 2002 A,
                                                5.500% 06/01/15                     5,000,000   5,756,150
                                             ------------------------------------- ---------- -----------

                                             See notes to investment portfolio.

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
                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Non-Property Tax - (continued)                                                               Par ($)  Value ($)
------------------------------------------------- ----------------------------------------------- ---------- ----------
       NY State Local Government Assistance Corp. Series 1993 C,
                                                     5.500% 04/01/17                               3,800,000  4,321,284
                                                  Series 1993 E:
                                                     5.000% 04/01/21                               2,655,000  2,856,753
                                                     5.250% 04/01/16                              15,060,000 16,941,295
                                                  ----------------------------------------------- ---------- ----------
         PR Commonwealth of Puerto Rico Highway & Series 1996 Z,
                         Transportation Authority    6.000% 07/01/18                              10,000,000 12,107,500
                                                  Series 2002 E,
                                                     5.500% 07/01/14                              10,000,000 11,622,300
                                                  Series 2003 AA,
                                                     5.500% 07/01/17                               3,000,000  3,478,440
                                                     5.500% 07/01/20                               4,000,000  4,621,920
                                                  ----------------------------------------------- ---------- ----------
        TX Harris County-Houston Sports Authority Series 2001 A:
                                                     (a) 11/15/14                                  3,905,000  2,455,620
                                                     (a) 11/15/15                                  3,975,000  2,353,280
                                                     (a) 11/15/16                                  4,040,000  2,254,643
                                                  ----------------------------------------------- ---------- ----------
                                         WI State Series 1999,
                                                     5.250% 12/15/27                               6,500,000  7,080,710
                                                  ----------------------------------------------- ---------- ----------
                                                                              Special Non-Property Tax Total 92,670,581
Special Property Tax - 0.6%
------------------------------------------------- ----------------------------------------------- ---------- ----------
CA Huntington Beach Community Facilities District Grand Coast Resort, Series 2001,
                                                     6.450% 09/01/31                               1,350,000  1,390,163
                                                  ----------------------------------------------- ---------- ----------
                CA Santa Margarita Water District Series 1999,
                                                     6.250% 09/01/29                               4,200,000  4,296,138
                                                  ----------------------------------------------- ---------- ----------
           FL Double Branch Community Development Special Assessment, Series 2002,
                                         District    6.700% 05/01/34                               1,000,000  1,037,620
                                                  ----------------------------------------------- ---------- ----------
           FL Fleming Island Plantation Community Series 2000 A,
                             Development District    6.300% 02/01/05                                  60,000     60,726
                                                  ----------------------------------------------- ---------- ----------
          FL Heritage Palms Community Development Series 1999,
                                         District    6.250% 11/01/04                                 190,000    191,818
                                                  Series 1999 A,
                                                     6.750% 05/01/21                                 100,000    102,963
                                                  ----------------------------------------------- ---------- ----------
          FL Lexington Oaks Community Development Series 1998 A,
                                         District    6.125% 05/01/19                                 535,000    542,918
                                                  ----------------------------------------------- ---------- ----------
    FL Maple Ridge Community Development District Series 2000,
                                                     7.150% 05/01/31                                 195,000    210,649
                                                  ----------------------------------------------- ---------- ----------
        FL Northern Palm Beach County Improvement Series 1999,
                                         District    6.000% 08/01/29                                 500,000    560,885
                                                  ----------------------------------------------- ---------- ----------
                                       FL Orlando Conroy Road Interchange Project, Series 1998 A,
                                                     5.800% 05/01/26                                 300,000    301,626
                                                  ----------------------------------------------- ---------- ----------
    FL Stoneybrook Community Development District Series 1998 A,
                                                     6.100% 05/01/19                                 240,000    243,665
                                                  Series 1998 B,
                                                     5.700% 05/01/08                                 390,000    393,541
                                                  ----------------------------------------------- ---------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Property Tax - (continued)                                                               Par ($)   Value ($)
------------------------------------------------ -------------------------------------------- ---------- -----------
FL Village Center Community Development District Series 1998 A,
                                                    5.500% 11/01/12                              750,000     864,300
                                                 -------------------------------------------- ---------- -----------
           IL Illinois Sports Facility Authority Series 2001,
                                                    (a) 06/15/18                               3,000,000   1,502,550
                                                 -------------------------------------------- ---------- -----------
      MI Romulus Tax Increment Finance Authority Series 1994,
                                                    6.750% 11/01/19                              500,000     526,220
                                                 -------------------------------------------- ---------- -----------
                                                                              Special Property Tax Total  12,225,782
State Appropriated - 9.0%
------------------------------------------------ -------------------------------------------- ---------- -----------
                      IA State Finance Authority Series 2002,
                                                    5.375% 06/15/15                            5,735,000   6,538,244
                                                 -------------------------------------------- ---------- -----------
                                        MI State 525 Redevco, Inc., Series 2000,
                                                    (a) 06/01/21                               5,000,000   2,134,250
                                                 -------------------------------------------- ---------- -----------
    NJ State Transportation Trust Fund Authority Series 1999 A,
                                                    5.750% 06/15/20                            3,150,000   3,662,253
                                                 Series 1995 B,
                                                    7.000% 06/15/12                           27,000,000  34,094,094
                                                 -------------------------------------------- ---------- -----------
        NY Metropolitan Transportation Authority New York Service Contract, Series 2002,
                                                    5.500% 07/01/17                            8,605,000   9,889,296
                                                 -------------------------------------------- ---------- -----------
                    NY State Dormitory Authority Series 1993 A:
                                                    5.500% 05/15/19                            2,350,000   2,697,753
                                                    6.000% 07/01/20                            6,140,000   7,393,235
                                                 City University:
                                                  Series 1990 C,
                                                    7.500% 07/01/10                           19,875,000  23,920,159
                                                  Series 1993 A,
                                                    6.000% 07/01/20                           13,350,000  15,741,652
                                                 State University Facilities, Series 1993 A,
                                                    5.875% 05/15/17                           28,240,000  33,612,942
                                                 State University of New York, Series 1990 A,
                                                    7.500% 05/15/13                            8,000,000  10,358,800
                                                 -------------------------------------------- ---------- -----------
                NY State Urban Development Corp. Series 1995,
                                                    5.500% 01/01/15                            5,265,000   6,043,062
                                                 -------------------------------------------- ---------- -----------
                  PR Commonwealth of Puerto Rico Public Building Authority,
                                                  Series 1997 B,
                                                    5.000% 07/01/13                              300,000     330,093
                                                 Public Finance Corp.:
                                                  Series 1998 A,
                                                    5.375% 06/01/17                            5,000,000   5,729,000
                                                  Series 2002 E,
                                                    6.000% 08/01/26                            2,700,000   3,103,677
                                                 -------------------------------------------- ---------- -----------
                                        WA State Series 2000 S-5,
                                                    (a) 01/01/19                               5,000,000   2,409,950
                                                 -------------------------------------------- ---------- -----------
                    WV State Building Commission Series 1998 A,
                                                    5.375% 07/01/21                            3,215,000   3,570,868
                                                 -------------------------------------------- ---------- -----------
                                                                                State Appropriated Total 171,229,328

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
State General Obligations - 4.2%                                                     Par ($)   Value ($)
--------------------------------------------- ----------------------------------- ---------- -----------
                                     CA State Series 2002:
                                                 6.000% 04/01/16                   3,000,000   3,582,990
                                                 6.000% 04/01/18                   3,000,000   3,591,540
                                              Series 2003,
                                                 5.250% 02/01/23                   3,000,000   3,102,870
                                              ----------------------------------- ---------- -----------
MA Massachusetts Bay Transportation Authority Series 1998,
                                                 4.500% 03/01/26                   4,750,000   4,587,598
                                              ----------------------------------- ---------- -----------
  MA State College Building Authority Project Series 1994 A,
                                                 7.500% 05/01/11                   1,500,000   1,909,560
                                              ----------------------------------- ---------- -----------
                                     NJ State Series 2001 H,
                                                 5.250% 07/01/16                  12,000,000  13,535,520
                                              ----------------------------------- ---------- -----------
                                     NV State Series 1992 A,
                                                 6.800% 07/01/12                      60,000      60,271
                                              ----------------------------------- ---------- -----------
                                     OR State Series 1980,
                                                 7.250% 01/01/07                     100,000     115,710
                                              Series 1980 LXII,
                                                 9.200% 04/01/08                     180,000     230,085
                                              Series 1980 LXIII,
                                                 8.250% 01/01/07                     200,000     237,236
                                              Series 1992 B,
                                                 6.000% 08/01/04                       5,000       5,070
                                              Series 1997 76A,
                                                 5.550% 04/01/09                      60,000      64,685
                                              ----------------------------------- ---------- -----------
               PR Commonwealth of Puerto Rico Series 2001,
                                                 5.500% 07/01/17                  13,130,000  15,223,972
                                              ----------------------------------- ---------- -----------
                                              Highway & Transportation Authority:
                                                Series 1998 A:
                                                 5.500% 07/01/12                     300,000     347,313
                                                 5.500% 07/01/14                     310,000     360,291
                                                Series 2003 AA,
                                                 5.500% 07/01/19                   7,000,000   8,102,920
                                              ----------------------------------- ---------- -----------
                                              Public Finance Corp.:
                                                Series 1996 B,
                                                 6.500% 07/01/15                   2,650,000   3,318,516
                                                Series 1998 A,
                                                 5.125% 06/01/24                   3,000,000   3,249,390
                                              ----------------------------------- ---------- -----------
                                              Public Import:
                                               Series 2001 A:
                                                 5.500% 07/01/16                   2,420,000   2,810,128
                                                 5.500% 07/01/21                   4,500,000   5,161,455
                                               Series 2002 A,
                                                 5.500% 07/01/19                   7,000,000   8,102,920
                                              ----------------------------------- ---------- -----------
            TX State Public Finance Authority Series 1997,
                                                 (a) 10/01/13                      4,000,000   2,671,200
                                              ----------------------------------- ---------- -----------
                                                             State General Obligations Total  80,371,240

                                                                                             -----------
                                                                            TAX-BACKED TOTAL 654,100,279

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TRANSPORTATION - 8.6%
Air Transportation - 1.3%                                                                   Par ($)  Value ($)
----------------------------------------------- ---------------------------------------- ---------- ----------
   CA Los Angeles Regional Airports Improvement Series 2002 C,
                                                   7.500% 12/01/24 (b)                      750,000    736,455
                                                ---------------------------------------- ---------- ----------
        IL Chicago O'Hare International Airport United Airlines, Inc.:
                                                  Series 1999 A,
                                                   5.350% 09/01/16 (c)                    4,100,000    859,934
                                                  Series 2000 A,
                                                   6.750% 11/01/11 (c)                    7,850,000  1,718,836
                                                ---------------------------------------- ---------- ----------
                 KY Kenton County Airport Board Delta Airlines, Inc., Series 1992 A,
                                                   7.500% 02/01/20                        2,000,000  1,996,000
                                                ---------------------------------------- ---------- ----------
MN Minneapolis & St. Paul Metropolitan Airports Special Facilities, Northwest Airlines:
                                     Commission   Series 2001 A,
                                                   7.000% 04/01/25                        6,500,000  6,074,185
                                                  Series 2001 B,
                                                   6.500% 04/01/25 (b)                    2,000,000  1,942,500
                                                ---------------------------------------- ---------- ----------
                                   NC Charlotte US Airways, Inc.:
                                                  Series 1998,
                                                   5.600% 07/01/27                        3,300,000  2,389,068
                                                  Series 2000,
                                                   7.750% 02/01/28                        5,750,000  5,197,597
                                                ---------------------------------------- ---------- ----------
        NJ State Economic Development Authority Continental Airlines, Inc., Series 1999:
                                                   6.250% 09/15/19                        1,300,000  1,136,798
                                                   6.400% 09/15/23                        4,000,000  3,502,240
                                                ---------------------------------------- ---------- ----------
                                                                           Air Transportation Total 25,553,613
Airports - 0.4%
----------------------------------------------- ---------------------------------------- ---------- ----------
                        MA State Port Authority Series 1999:
                                                   10.140% 07/01/29 (b)(e)                2,500,000  2,925,200
                                                   10.640% 07/01/29 (b)(e)                1,500,000  1,778,940
                                                ---------------------------------------- ---------- ----------
                                   NC Charlotte Series 1999,
                                                   10.670% 06/15/22 (b)(e)                2,000,000  2,408,000
                                                ---------------------------------------- ---------- ----------
                                                                                      Airport Total  7,112,140
Ports - 0.7%
----------------------------------------------- ---------------------------------------- ---------- ----------
                                 FL Dade County Series 1995,
                                                   6.200% 10/01/09                        1,000,000  1,183,840
                                                ---------------------------------------- ---------- ----------
                                WA Port Seattle Series 1999 A,
                                                   5.500% 09/01/17                        9,800,000 11,197,774
                                                ---------------------------------------- ---------- ----------
                                                                                        Ports Total 12,381,614
Toll Facilities - 5.3%
----------------------------------------------- ---------------------------------------- ---------- ----------
   CA San Joaquin Hills Transportation Corridor Series 1997 A,
                                         Agency    (a) 01/15/14                          14,450,000  9,371,835
                                                ---------------------------------------- ---------- ----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

TRANSPORTATION - (continued)
Toll Facilities - (continued)                                                                          Par ($)   Value ($)
------------------------------------------------ -------------------------------------------------- ---------- -----------
               CO E-470 Public Highway Authority Series 1997 B:
                                                    (a) 09/01/11                                    17,685,000  13,226,081
                                                    (a) 09/01/22                                     6,515,000   2,487,166
                                                 Series 2000 B,
                                                    (a) 09/01/18                                    14,000,000   6,963,040
                                                 -------------------------------------------------- ---------- -----------
                     MA State Turnpike Authority Series 1997 A,
                                                    (a) 01/01/24                                     7,000,000   2,525,040
                                                 Series 1997 C:
                                                    (a) 01/01/18                                     4,700,000   2,462,518
                                                    (a) 01/01/20                                    15,000,000   6,959,100
                                                 -------------------------------------------------- ---------- -----------
                     NJ State Turnpike Authority Series 1991 C,
                                                    6.500% 01/01/16                                 12,305,000  15,139,826
                                                 -------------------------------------------------- ---------- -----------
         NY Triborough Bridge & Tunnel Authority Series 1992,
                                                    6.125% 01/01/21                                  7,000,000   8,424,010
                                                 Series 2002:
                                                    5.500% 11/15/18                                  4,950,000   5,707,251
                                                    5.500% 11/15/20                                  1,875,000   2,156,231
                                                 -------------------------------------------------- ---------- -----------
                    OH State Turnpike Commission Series 1998 A,
                                                    5.500% 02/15/24                                  7,000,000   7,852,530
                                                 -------------------------------------------------- ---------- -----------
        PR Commonwealth of Puerto Rico Highway & Series 2002 E,
                        Transportation Authority    5.500% 07/01/17                                  5,400,000   6,261,192
                                                 -------------------------------------------------- ---------- -----------
                     TX State Turnpike Authority Central Texas Capital Appreciation, Series 2002 A,
                                                    (a) 08/15/18                                    10,000,000   4,954,800
                                                 -------------------------------------------------- ---------- -----------
              VA Richmond Metropolitan Authority Series 1998,
                                                    5.250% 07/15/22                                  6,700,000   7,418,642
                                                 -------------------------------------------------- ---------- -----------
                                                                                         Toll Facilities Total 101,909,262
Transportation - 0.9%
------------------------------------------------ -------------------------------------------------- ---------- -----------
CA San Francisco Bay Area Rapid Transit District Series 1999,
                                                    9.630% 07/01/26 (b)(e)                           5,000,000   5,768,500
                                                 -------------------------------------------------- ---------- -----------
      NV State Department of Business & Industry Las Vegas Monorail Project, Series 2000:
                                                    7.375% 01/01/30                                  1,000,000   1,001,930
                                                    7.375% 01/01/40                                  3,000,000   2,982,840
                                                 -------------------------------------------------- ---------- -----------
           OH Toledo-Lucas County Port Authority CSX Transportation, Inc., Series 1992,
                                                    6.450% 12/15/21                                  1,950,000   2,144,161
                                                 -------------------------------------------------- ---------- -----------
                                        WI State Series 2002 2,
                                                    5.500% 07/01/14                                  5,000,000   5,633,550
                                                 -------------------------------------------------- ---------- -----------
                                                                                          Transportation Total  17,530,981
                                                                                                               -----------
                                                                                          TRANSPORTATION TOTAL 164,487,610

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

UTILITY - 15.6%
Independent Power Producers - 1.3%                                                                           Par ($)  Value ($)
----------------------------------------------- --------------------------------------------------------- ---------- ----------
   MI Midland County Economic Development Corp. Series 2000,
                                                   6.875% 07/23/09                                           200,000    205,788
                                                --------------------------------------------------------- ---------- ----------
     NY Port Authority of New York & New Jersey KIAC Partners, Series 1996 IV:
                                                   6.750% 10/01/11                                         1,500,000  1,572,060
                                                   6.750% 10/01/19                                         7,000,000  7,195,930
                                                --------------------------------------------------------- ---------- ----------
NY Suffolk County Industrial Development Agency Nissequogue Cogen Partners, Series 1998,
                                                   5.500% 01/01/23                                         6,800,000  6,326,312
                                                --------------------------------------------------------- ---------- ----------
    PA Economic Development Financing Authority Colver Project, Series 1994 D,
                                                   7.150% 12/01/18                                         5,750,000  6,000,355
                                                --------------------------------------------------------- ---------- ----------
     PR Commonwealth of Puerto Rico Industrial, AES Project, Series 2000,
           Educational, Medical & Environmental    6.625% 06/01/26                                         2,800,000  2,905,028
                        Cogeneration Facilities --------------------------------------------------------- ---------- ----------
                                                                                   Independent Power Producers Total 24,205,473
Investor Owned - 3.0%
----------------------------------------------- --------------------------------------------------------- ---------- ----------
AZ Pima County Industrial Development Authority Tucson Electric Power Co., Series 1997 A,
                                                   6.100% 09/01/25                                         2,000,000  1,902,300
                                                --------------------------------------------------------- ---------- ----------
                                  IN Petersburg Indiana Power & Light Co.:
                                                 Series 1993 B,
                                                   5.400% 08/01/17                                         5,000,000  5,574,850
                                                 Series 1995 C,
                                                   5.950% 12/01/29                                         3,500,000  3,266,130
                                                --------------------------------------------------------- ---------- ----------
         IN State Development Finance Authority Series 1999,
                                                   5.950% 08/01/30                                         4,000,000  3,710,640
                                                --------------------------------------------------------- ---------- ----------
 MI St. Clair County Economic Development Corp. Detroit Edison Co., Series 1993 AA,
                                                   6.400% 08/01/24                                         2,000,000  2,312,120
                                                --------------------------------------------------------- ---------- ----------
                        MI State Strategic Fund Detroit Edison Co., Series 1991 BB,
                                                   7.000% 05/01/21                                         2,505,000  3,241,395
                                                --------------------------------------------------------- ---------- ----------
           MT City of Forsyth Pollution Control Series 1998 A,
                                                   5.200% 05/01/33 (b)                                     1,450,000  1,495,443
                                                --------------------------------------------------------- ---------- ----------
         NY State Energy Research & Development Brooklyn Union Gas Co., Series 1993, IFRN,
                                      Authority    11.083% 04/01/20 (b)                                   13,000,000 16,983,980
                                                --------------------------------------------------------- ---------- ----------
                      TX Brazos River Authority Pollution Control:
                                                 Series 1999 B,
                                                   6.750% 09/01/34 (b)                                    10,000,000 10,983,200
                                                 Series 2001 C,
                                                   5.750% 05/01/36 (b)                                     2,000,000  2,097,740
                                                 Series 2003 D,
                                                   5.400% 10/01/29 (b)                                     2,000,000  2,075,520
                                                --------------------------------------------------------- ---------- ----------
  VA Chesterfield County Industrial Development Pollution Control Revenue, Virginia Electric & Power Co.,
                                      Authority Series 1987 B,
                                                   5.875% 06/01/17                                         1,250,000  1,344,963
                                                --------------------------------------------------------- ---------- ----------
    WY Lincoln County Environmental Improvement Pacificorp. Project, Series 1996,
                                                   4.125% 11/01/25 (b)                                     2,000,000  1,946,980
                                                --------------------------------------------------------- ---------- ----------
                                                                                                Investor Owned Total 56,935,261

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

UTILITY - (continued)
Joint Power Authority - 3.7%                                                                                  Par ($)  Value ($)
---------------------------------------------- ----------------------------------------------------------- ---------- ----------
                                   FL Palm Bay Series 2001,
                                                  (a) 10/01/23                                              1,880,000    688,136
                                               ----------------------------------------------------------- ---------- ----------
           MA Municipal Wholesale Electric Co. Power Supply System, Project 6, Series 2001,
                                                  5.250% 07/01/14                                           4,500,000  4,957,425
                                               ----------------------------------------------------------- ---------- ----------
                               MN Anoka County Solid Waste Disposal, Natural Rural Utility, Series 1987 A,
                                                  6.950% 12/01/08                                             320,000    327,939
                                               ----------------------------------------------------------- ---------- ----------
             NC Eastern Municipal Power Agency Series 1993,
                                                  6.000% 01/01/18                                          13,470,000 15,965,048
                                               Series 1993 B,
                                                  6.000% 01/01/22                                             500,000    581,270
                                               Series 1999 D,
                                                  6.700% 01/01/19                                           2,000,000  2,247,080
                                               Series 2003 C,
                                                  5.375% 01/01/17                                           2,250,000  2,359,530
                                               ----------------------------------------------------------- ---------- ----------
               NC State Municipal Power Agency Catawba Electric No. 1:
                                                Series 1992,
                                                  (a) 01/01/09                                              9,050,000  7,784,629
                                                Series 1998 A,
                                                  5.500% 01/01/15                                           5,750,000  6,560,635
                                               ----------------------------------------------------------- ---------- ----------
            SC Piedmont Municipal Power Agency Series 1988,
                                                  (a) 01/01/13                                             25,870,000 17,223,211
                                               Series 1993,
                                                  5.375% 01/01/25                                          11,805,000 12,764,156
                                               ----------------------------------------------------------- ---------- ----------
                                                                                          Joint Power Authority Total 71,459,059
Municipal Electric - 3.2%
---------------------------------------------- ----------------------------------------------------------- ---------- ----------
                                   FL Lakeland Series 1999 C,
                                                  6.050% 10/01/11                                           1,870,000  2,226,796
                                               ----------------------------------------------------------- ---------- ----------
                        MI Public Power Agency Belle River Project, Series 2002 A,
                                                  5.250% 01/01/18                                           2,125,000  2,362,809
                                               ----------------------------------------------------------- ---------- ----------
                                     MN Chaska Series 2000 A,
                                                  6.000% 10/01/25                                           1,000,000  1,056,080
                                               ----------------------------------------------------------- ---------- ----------
  MN Southern Minnesota Municipal Power Agency Series 2002 A,
                                                  5.250% 01/01/17                                          17,165,000 19,241,450
                                               ----------------------------------------------------------- ---------- ----------
NC University of North Carolina at Chapel Hill Series 1997:
                                                  (a) 08/01/13                                              2,000,000  1,365,700
                                                  (a) 08/01/20                                              1,000,000    455,640
                                               ----------------------------------------------------------- ---------- ----------
    PA Westmoreland County Municipal Authority Series 1999 A,
                                                  (a) 08/15/22                                              2,000,000    785,060
                                               Series 2000 A,
                                                  (a) 08/15/23                                              5,000,000  1,881,400
                                               ----------------------------------------------------------- ---------- ----------
    PA Westmoreland County Municipal Authority Special Obligation, Series 1995 A,
                                                  (a) 08/15/23                                              4,140,000  1,519,339
                                               ----------------------------------------------------------- ---------- ----------
 PR Commonwealth of Puerto Rico Electric Power Series 1998 EE,
                                     Authority    5.250% 07/01/14                                             500,000    556,255
                                               Series 2002 JJ,
                                                  5.375% 07/01/17                                             750,000    855,592
                                               Series 2002 KK,
                                                  5.500% 07/01/16                                          10,000,000 11,612,100
                                               ----------------------------------------------------------- ---------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

UTILITY - (continued)
Municipal Electric - (continued)                                                                    Par ($)  Value ($)
------------------------------------------------ ----------------------------------------------- ---------- ----------
           SD Heartland Consumers Power District Series 1992,
                                                    6.000% 01/01/17                               5,600,000  6,656,832
                                                 ----------------------------------------------- ---------- ----------
                      TN Metropolitan Government Nashville & Davidson Counties, Series 1996 A,
                                                    (a) 05/15/09                                  5,250,000  4,450,897
                                                 ----------------------------------------------- ---------- ----------
       TX Austin Electric Utility System Revenue Series 2002 A,
                                                    5.500% 11/15/16                               2,230,000  2,558,457
                                                 ----------------------------------------------- ---------- ----------
WA Chelan County Public Utilities District No. 1 Columbia River Rock Hydroelectric, Series 1997,
                                                    (a) 06/01/09                                  5,000,000  4,179,650
                                                 ----------------------------------------------- ---------- ----------
                                                                                   Municipal Electric Total 61,764,057
Water & Sewer - 4.4%
------------------------------------------------ ----------------------------------------------- ---------- ----------
                                         AZ Mesa Series 2002,
                                                    5.250% 07/01/15                               6,400,000  7,237,632
                                                 ----------------------------------------------- ---------- ----------
                    CA Castaic Lake Water Agency Series 1999 A,
                                                    (a) 08/01/24                                  9,445,000  3,170,592
                                                 ----------------------------------------------- ---------- ----------
          CA State Department of Water Resources Central Valley Project, Series 2002 X,
                                                    5.500% 12/01/17                               2,000,000  2,305,380
                                                 ----------------------------------------------- ---------- ----------
                   FL Seacoast Utility Authority Series 1989 A,
                                                    5.500% 03/01/15                               1,900,000  2,185,988
                                                 ----------------------------------------------- ---------- ----------
                              FL Seminole County Series 1992,
                                                    6.000% 10/01/19                                 470,000    568,714
                                                 ----------------------------------------------- ---------- ----------
         GA Henry County Water & Sewer Authority Series 1997,
                                                    6.150% 02/01/20                               5,390,000  6,539,040
                                                 ----------------------------------------------- ---------- ----------
                                      IL Chicago Series 1999 A,
                                                    (a) 01/01/20                                  7,275,000  3,275,933
                                                 ----------------------------------------------- ---------- ----------
        MA State Water Pollution Abatement Trust Series 1999 A,
                                                    6.000% 08/01/17                              10,000,000 12,043,200
                                                 ----------------------------------------------- ---------- ----------
              MA State Water Resources Authority Series 1992 A,
                                                    6.500% 07/15/19                               5,000,000  6,274,950
                                                 Series 1998 B,
                                                    4.500% 08/01/22                               2,250,000  2,219,108
                                                 Series 2002 J,
                                                    5.500% 08/01/21                               5,000,000  5,690,400
                                                 ----------------------------------------------- ---------- ----------
                                      MI Detroit Series 1999 A,
                                                    (a) 07/01/20                                  4,330,000  1,953,566
                                                 ----------------------------------------------- ---------- ----------
                     MS V Lakes Utility District    8.250% 07/15/24                                 760,000    736,774
                                                 ----------------------------------------------- ---------- ----------
        NY New York City Municipal Water Finance Series 1999,
                                       Authority    9.739% 06/15/32(b)(e)                         7,000,000  7,879,620
                                                 ----------------------------------------------- ---------- ----------
      OH State Fresh Water Development Authority Series 2001 B,
                                         Revenue    5.500% 06/01/19                               2,075,000  2,380,150
                                                 ----------------------------------------------- ---------- ----------
                                     OR Portland Series 1995,
                                                    5.100% 08/01/08                                 100,000    102,561
                                                 ----------------------------------------------- ---------- ----------
        OR Washington County United Sewer Agency Series 1992 A,
                                                    5.900% 10/01/06                                  95,000     98,619
                                                 ----------------------------------------------- ---------- ----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Municipal Bonds - (continued)

UTILITY - (continued)
Water & Sewer - (continued)                                                                              Par ($)     Value ($)
--------------------------------------------- ------------------------------------------------------- ---------- -------------
PR Commonwealth of Puerto Rico Infrastructure Series 1997 A,
                          Financing Authority    5.000% 07/01/13                                         500,000       547,625
                                              ------------------------------------------------------- ---------- -------------
                  TX Houston Area Water Corp. Northeast Water Purification Project, Series 2002,
                                                 5.500% 03/01/16                                       2,810,000     3,124,664
                                              ------------------------------------------------------- ---------- -------------
              TX Houston Water & Sewer System Series 1998 A,
                                                 (a) 12/01/19                                         35,000,000    16,067,450
                                              ------------------------------------------------------- ---------- -------------
                                                                                             Water & Sewer Total    84,401,966
                                                                                                                 -------------
                                                                                                   UTILITY TOTAL   298,765,816

                                              Total Municipal Bonds
                                              (cost of $1,707,650,035)                                           1,834,650,945
Purchased Put Option - 0.1%                                                                            Contracts
                  10 Year U.S. Treasury Notes Strike Price 108, Expires 02/21/04 (cost of $3,204,102)      2,064     1,773,750
                                              ------------------------------------------------------- ---------- -------------
Municipal Preferred Stocks - 1.0%                                                                         Shares

HOUSING - 1.0%
Multi-Family - 1.0%
--------------------------------------------- ------------------------------------------------------- ---------- -------------
               Charter Mac Equity Issue Trust    6.625% 06/30/09(b)(h)                                 4,000,000     4,286,560
                                                 7.600% 11/30/50(b)(h)                                 5,000,000     5,547,600
                                              ------------------------------------------------------- ---------- -------------
                   MuniMae Equity Issue Trust    7.750% 06/30/50(b)(h)                                 8,000,000     8,843,760
                                              ------------------------------------------------------- ---------- -------------

                                              Total Municipal Preferred Stocks
                                              (cost of $17,000,000)                                                 18,677,920

See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Short-Term Obligations - 1.9%                                                                Shares Value ($)

INVESTMENT COMPANIES - 0.4%
---------------------------------------- ------------------------------------------------ --------- ---------
                                         Dreyfus Tax-Exempt Cash Management Fund            400,000   400,000
                                         Federated Tax-Free Obligations Fund              7,900,000 7,900,000

                                         Total Investment Companies
                                         (cost of $8,300,000)                                       8,300,000

VARIABLE RATE DEMAND NOTES (i) - 1.5%                                                       Par ($)
---------------------------------------- ------------------------------------------------ --------- ---------
                     IA Hills Healthcare Mercy Hospital, Series 2002,
                                            1.100% 08/01/32                               1,600,000 1,600,000
                                         ------------------------------------------------ --------- ---------
              IA State Finance Authority Small Business Development, Series 1985 A,
                                            1.200% 11/01/15                                 300,000   300,000
                                         ------------------------------------------------ --------- ---------
          ID Health Facilities Authority St. Luke's Regional Medical Center, Series 1995,
                                            1.100% 05/01/22                               1,600,000 1,600,000
                                         ------------------------------------------------ --------- ---------
    IL State Health Facilities Authority OSF Healthcare System, Series 2002,
                                            1.100% 11/15/27                               2,100,000 2,100,000
                                         ------------------------------------------------ --------- ---------
         MI State Strategic Funding Ltd. Detroit Symphony, Series 2001 A,
                                            1.100% 06/01/31                               2,000,000 2,000,000
                                         ------------------------------------------------ --------- ---------
MO State Health & Educational Facilities Series 1996 C,
                   Washington University    1.100% 09/01/30                               2,100,000 2,100,000
                                         ------------------------------------------------ --------- ---------
     MS Jackson County Pollution Control Chevron Corp:
                                          Series 1992,
                                            1.080% 12/01/16                               2,300,000 2,300,000
                                          Series 1993,
                                            1.080% 06/01/23                               1,400,000 1,400,000
                                         ------------------------------------------------ --------- ---------
NY New York City Municipal Water Finance Series 1994 G,
                               Authority    1.080% 06/15/24                               1,400,000 1,400,000
                                         ------------------------------------------------ --------- ---------
                                NY State Sub-Series 1993 A-4,
                                            1.080% 08/01/22                               2,500,000 2,500,000
                                         Sub-Series 1993 A-10,
                                            1.030% 08/01/16                               3,500,000 3,500,000
                                         ------------------------------------------------ --------- ---------
              SD Lower Brule Sioux Tribe Series 1999,
                                            1.200% 12/01/11                               2,500,000 2,500,000
                                         ------------------------------------------------ --------- ---------
     WY Lincoln County Pollution Control Exxon Project:
                                           Series 1984 B,
                                            0.990% 11/01/04                               1,500,000 1,500,000
                                         ------------------------------------------------ --------- ---------
                                           Series 1984 C,
                                            0.990% 11/01/04                               2,600,000 2,600,000
                                         ------------------------------------------------ --------- ---------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund

Short-Term Obligations - (continued)                                       Par ($)      Value ($)

VARIABLE RATE DEMAND NOTES (i) - (continued)
------------------------------------------------------------------------ --------- --------------
WY Uinta County Pollution Control Chevron Corp.:
                                   Series 1993,
                                     1.080% 08/15/20                     1,000,000      1,000,000
                                   Series 1992,
                                     1.080% 04/01/10                       500,000        500,000

                                  Total Variable Rate Demand Notes
                                  (cost of $28,900,000)                                28,900,000

                                  Total Short-Term Obligations
                                  (cost of $37,200,000)                                37,200,000

                                  Total Investments - 98.8%
                                  (cost of $1,765,054,137) (j)                      1,892,302,615

                                  Other Assets & Liabilities, Net - 1.2%               22,830,257

                                  Net Assets - 100.0%                              $1,915,132,872

                                 Notes to Investment Portfolio:
                                (a)Zero coupon bond.
                                (b)Interest rates on variable rate securities
                                   change periodically. The rate listed is as of November 30, 2003.
                                (c)As of November 30, 2003, the Fund held
                                   securities of certain issuers that have
                                   filed for bankruptcy protection under
                                   Chapter 11 representing 0.6% of net assets.
                                   This issuer is in default of certain debt covenants. Income is not being fully accrued.
                                (d)This issuer is in default of certain debt
                                   covenants. Income is not being accrued.
                                (e)Denotes a restricted security, which is
                                   subject to restrictions on resale under
                                   federal securities laws. At November 30, 2003, these securities amounted to $35,168,807, which represents 1.8% of net assets.

                           Additionalinformation on these securities are as
                                     follows:

                                                          Acquisition Acquisition
Security                                                     date        cost
--------                                                  ----------- -----------
CA San Francisco Bay Area Rapid     Series 1999,
 Transit District,                   9.630% 07/01/26(b)    09/29/99   $ 4,768,455
MA State Port Authority,            Series 1999:
                                     10.140% 07/01/29(b)   11/17/99     2,406,000
                                     10.640% 07/01/29(b)   02/04/00     1,437,523
MN Roseville, Care Institute, Inc., Series 1993,
                                     7.750% 11/01/23       11/01/93     3,275,000
NC Charlotte,                       Series 1999,
                                     10.670% 06/15/22(b)   07/30/99     1,948,210
NY New York City, Municipal Water   Series 1999,
 Finance Authority,                  9.739% 06/15/32(b)    02/04/00     6,137,620
TX Harris County Health Facilities  Series 1999,
 Development Authority,              9.180% 07/01/19(b)    07/14/99     8,604,378
VA Alexandria Redevelopment &       Series 1990 A,
 Housing Authority, Courthouse       10.000% 01/01/21      09/06/90       760,000
 Commons Apartments:                Series 1990 B,
                                     (a) 01/01/21          09/06/90       852,000
                                                                      -----------
                                                                      $30,189,186
                                                                      ===========

                                (f)Represents fair value as determined in good
                                   faith under the direction of the Board of Trustees.
                                (g)The Fund has been informed that each issuer
                                   has placed direct obligations of the U.S.
                                   Government in an irrevocable trust, solely for the payment of principal and interest.
                                (h)This security is exempt from registration
                                   under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
                                   November 30, 2003, the value of these
                                   securities amounted to $19,680,943, which represents 1.0% of net assets.
                                (i)Variable rate demand notes are considered
                                   short-term obligations. Interest rates
                                   change periodically on specified dates.
                                   These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2003.
                                (j)Cost for federal income tax purposes is
                                   $1,762,642,183.

                       Acronym Name
                        IFRN   Inverse Floating Rate Note

See notes to financial statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              ------------------------
          November 30, 2003                   Columbia Tax-Exempt Fund

                                                                                           ($)
-------------------------- ------------------------------------------------ -   -------------
                   Assets: Investments, at cost                                 1,765,054,137
                           Investments, at value                                1,892,302,615
                           Receivable for:
                            Investments sold                                        1,368,510
                            Fund shares sold                                          415,531
                            Interest                                               29,132,040
                           Deferred Trustees' compensation plan                        58,890
                                                                                -------------
                                                                 Total Assets   1,923,277,586
                           ------------------------------------------------ -   -------------
              Liabilities: Payable to custodian bank                                1,268,035
                           Payable for:
                            Fund shares repurchased                                 2,156,727
                            Distributions                                           2,883,643
                            Investment advisory fee                                   936,998
                            Transfer agent fee                                        395,738
                            Pricing and bookkeeping fees                               65,572
                            Trustees' fees                                                990
                            Custody fee                                                15,599
                           Deferred Trustees' fees                                     58,890
                           Other liabilities                                          362,522
                                                                                -------------
                                                            Total Liabilities       8,144,714

                                                                   Net Assets   1,915,132,872
                           ------------------------------------------------ -   -------------
Composition of Net Assets: Paid-in capital                                      1,833,143,813
                           Undistributed net investment income                      1,921,655
                           Accumulated net realized loss                          (47,181,074)
                           Net unrealized appreciation on investments             127,248,478

                                                                   Net Assets   1,915,132,872
                           ------------------------------------------------ -   -------------
                  Class A: Net assets                                           1,837,692,755
                           Shares outstanding                                     135,137,073
                           Net asset value per share                                 13.60(a)
                           Maximum offering price per share ($13.60/0.9525)          14.28(b)
                           ------------------------------------------------ -   -------------
                  Class B: Net assets                                              64,990,214
                           Shares outstanding                                       4,779,141
                           Net asset value and offering price per share              13.60(a)
                           ------------------------------------------------ -   -------------
                  Class C: Net assets                                              12,449,903
                           Shares outstanding                                         915,543
                           Net asset value and offering price per share              13.60(a)

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                             See notes to financial statements.

                STATEMENT OF OPERATIONS
                                        ------------------------
                November 30, 2003       Columbia Tax-Exempt Fund


                                                                                                                 ($)
------------------------------------------ ------------------------------------------------------------ -----------
                        Investment Income: Interest                                                     108,105,245
                                           Dividends                                                         29,451
                                           Total Investment Income                                      108,134,696
                                           ------------------------------------------------------------ -----------
                                 Expenses: Investment advisory fee                                       10,637,255
                                           Distribution fee:
                                            Class B                                                         563,664
                                            Class C                                                         104,712
                                           Service fee:
                                            Class A                                                       3,797,390
                                            Class B                                                         150,310
                                            Class C                                                          27,931
                                           Pricing and bookkeeping fees                                     667,160
                                           Transfer agent fees                                            3,662,340
                                           Trustees' fee                                                     70,898
                                           Custody fee                                                       65,259
                                           Other expenses                                                   366,126

                                                                                                        -----------
                                            Total Expenses                                               20,113,045
                                           Fees and expenses waived or reimbursed by Investment Advisor    (698,178)
                                           Fees waived by Distributor - Class C                             (20,920)
                                           Custody earnings credit                                           (4,754)

                                                                                                        -----------
                                            Net Expenses                                                 19,389,193

                                                                                                        -----------
                                           Net Investment Income                                         88,745,503
                                           ------------------------------------------------------------ -----------
Net Realized and Unrealized Gain (Loss) on Net realized gain on:
        Investments and Futures Contracts:  Investments                                                   3,366,407
                                            Futures contracts                                             2,689,975

                                                                                                        -----------
                                              Net realized gain                                           6,056,382
                                           Net change in unrealized appreciation/depreciation on:
                                            Investments                                                  59,413,539
                                            Futures contracts                                              (481,570)

                                                                                                        -----------
                                              Net change in unrealized appreciation/depreciation         58,931,969

                                                                                                        -----------
                                           Net Gain                                                      64,988,351

                                                                                                        -----------
                                           Net Increase in Net Assets from Operations                   153,733,854

See notes to financial statements.

          STATEMENT OF CHANGES IN NET ASSETS
                                             ------------------------
          November 30, 2003                  Columbia Tax-Exempt Fund


Increase (Decrease) in Net Assets:      Year Ended November 30                                       2003 ($)        2002 ($)
--------------------------------------- ----------------------------------------------------- --------------  --------------
                            Operations: Net investment income                                     88,745,503     101,367,543
                                        Net realized gain (loss) on investments and futures
                                        contracts                                                  6,056,382      (9,062,023)
                                        Net change in unrealized appreciation/depreciation on
                                        investments and futures contracts                         58,931,969      11,409,074

                                                                                              --------------  --------------
                                           Net Increase from Operations                          153,733,854     103,714,594
                                        ----------------------------------------------------- --------------  --------------
Distributions Declared to Shareholders: From net investment income:
                                         Class A                                                 (84,943,815)    (94,924,598)
                                         Class B                                                  (2,805,249)     (4,034,627)
                                         Class C                                                    (541,269)       (442,479)

                                                                                              --------------  --------------
                                           Total Distributions Declared to Shareholders          (88,290,333)    (99,401,704)
                                        ----------------------------------------------------- --------------  --------------
                    Share Transactions: Class A:
                                         Subscriptions                                           182,121,001     175,824,433
                                         Distributions reinvested                                 46,436,913      51,713,627
                                         Redemptions                                            (353,685,636)   (287,395,255)

                                                                                              --------------  --------------
                                           Net Decrease                                         (125,127,722)    (59,857,195)
                                        Class B:
                                         Subscriptions                                             6,979,826      12,003,397
                                         Distributions reinvested                                  1,404,808       1,990,847
                                         Redemptions                                             (27,729,873)    (60,934,310)

                                                                                              --------------  --------------
                                           Net Decrease                                          (19,345,239)    (46,940,066)
                                        Class C:
                                         Subscriptions                                             5,258,938      14,959,726
                                         Distributions reinvested                                    349,577         334,660
                                         Redemptions                                              (6,742,681)    (10,596,056)

                                                                                              --------------  --------------
                                           Net Increase (Decrease)                                (1,134,166)      4,698,330
                                        Net Decrease from Share Transactions                    (145,607,127)   (102,098,931)

                                                                                              --------------  --------------
                                           Total Decrease in Net Assets                          (80,163,606)    (97,786,041)
                                        ----------------------------------------------------- --------------  --------------
                            Net Assets: Beginning of period                                    1,995,296,478   2,093,082,519
                                        End of period (including undistributed net investment
                                        income of $1,921,655 and $2,423,208, respectively)    $1,915,132,872  $1,995,296,478
                                        ----------------------------------------------------- --------------  --------------
                     Changes in Shares: Class A:
                                         Subscriptions                                            13,586,750      13,347,128
                                         Issued for distributions reinvested                       3,439,004       3,926,802
                                         Redemptions                                             (26,270,196)    (21,810,041)

                                                                                              --------------  --------------
                                           Net Decrease                                           (9,244,442)     (4,536,111)
                                        Class B:
                                         Subscriptions                                               516,364         906,109
                                         Issued for distributions reinvested                         104,045         151,903
                                         Redemptions                                              (2,053,397)     (4,656,576)

                                                                                              --------------  --------------
                                           Net Decrease                                           (1,432,988)     (3,598,564)
                                        Class C:
                                         Subscriptions                                               390,982       1,134,755
                                         Issued for distributions reinvested                          25,895          25,383
                                         Redemptions                                                (501,522)       (804,962)

                                                                                              --------------  --------------
                                           Net Increase (Decrease)                                   (84,645)        355,176

                                             See notes to financial statements.

             NOTES TO FINANCIAL STATEMENTS
                                           ------------------------
             November 30, 2003             Columbia Tax-Exempt Fund

Note 1. Organization

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds.

Fund Shares

The Fund may issue an unlimited number of shares, and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Effective October 13, 2003, the Fund changed its name from Liberty Tax-Exempt Fund to Columbia Tax-Exempt Fund. Also on that date, the Trust changed its name from Liberty Funds Trust IV to Columbia Funds Trust IV.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Restricted securities and investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund


Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.
Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund


Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                                                         Paid-
                    Undistributed        Accumulated      In
                Net Investment Income Net Realized Loss Capital
                -----------------------------------------------
                     $(956,723)           $956,719        $4
                -----------------------------------------------

Net investment income and net realized gains, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                                   November 30, 2003 November 30, 2002
          ------------------------------------------------------------
          Distributions paid from:
          ------------------------------------------------------------
           Tax-Exempt Income             $87,852,414       $99,135,133
          ------------------------------------------------------------
           Ordinary Income*                  437,919           266,571
          ------------------------------------------------------------
           Long-Term Capital
             Gains                                --                --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

                          Undistributed
                           Tax-Exempt   Net Unrealized
                             Income      Appreciation
                          ----------------------------
                           $2,914,742    $131,090,784
                          ----------------------------

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $163,804,869
                   Unrealized depreciation       (32,714,085)
                                                ------------
                    Net unrealized appreciation $131,090,784
                   ------------------------------------------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                            Year of     Capital Loss
                           Expiration   Carryforward
                           -------------------------
                              2007      $15,200,329
                           -------------------------
                              2008       15,789,577
                           -------------------------
                              2010        8,857,986
                                        ------------
                                        $39,847,892
                           -------------------------

Capital loss carryforwards of $6,707,896 were utilized and/or expired during the year ended November 30, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund


Note 4. Fees and Compensation Paid to Affiliates

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Insured Fund at the following annual rates:

                       Average Daily Net Assets Fee Rate
                       ---------------------------------
                           First $1 billion      0.60%
                       ---------------------------------
                           Next $2 billion       0.55%
                       ---------------------------------
                           Next $1 billion       0.50%
                       ---------------------------------
                           Over $4 billion       0.45%
                       ---------------------------------

Per the investment advisory agreement, investment advisory fees are reduced by 0.04% annually of the Fund's average daily net assets and by an additional 0.05% annually on the Fund's average daily net assets of between $2 billion and $3 billion. Columbia has also voluntarily waived its investment advisory fees by an additional 0.03% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this voluntary arrangement any time.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.03%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for an annual fee of $34.00 per open account for transfer agent fees. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions, in addition to reimbursement for certain out-of-pocket expenses. For the year ended November 30, 2003, the effective transfer agent fee rate, exclusive of out-of-pocket expenses, was 0.12%.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees:

Effective October 13, 2003, Liberty Funds Distributor, Inc. (the
"Distributor"), an affiliate of Columbia and the Fund's principal underwriter, changed its name to Columbia Funds Distributor, Inc. For the year ended November 30, 2003, the Distributor retained net underwriting discounts of $108,701 on sales of the Fund's Class A shares and received CDSC of $30,106, $119,883 and $2,918 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------

                   November 30, 2003 Columbia Tax-Exempt Fund


Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

Purchases and Sales of Securities

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $213,751,339 and $386,752,000, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended November 30, 2003, the Fund did not borrow under these arrangements.

Note 7. Disclosure of Significant Risk and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Geographic Concentration

The Fund has greater than 5% of its net assets at November 30, 2003 invested in debt obligations issued by the states of California, Illinois, Massachusetts, New Jersey, New York, Texas and Puerto Rico, and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Legal Proceedings

Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such Fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

                 FINANCIAL HIGHLIGHTS
                                      ------------------------
                                      Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                 Year Ended November 30,
Class A Shares                                2003               2002             2001            2000           1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                              $    13.16       $    13.13         $    12.80       $    12.67      $    14.11
----------------------------------  ----------       ----------         ----------       ----------      ----------
Income from Investment Operations:
Net investment income                    0.60 (a)         0.66 (a)(b)        0.67 (a)         0.69 (c)         0.68
Net realized and unrealized gain
(loss) on investments and futures
contracts                                 0.44            0.02 (b)            0.32             0.12           (1.20)
                                    ----------       ----------         ----------       ----------      ----------
Total from Investment Operations          1.04             0.68               0.99             0.81           (0.52)
----------------------------------  ----------       ----------         ----------       ----------      ----------
Less Distributions Declared to
Shareholders:
From net investment income               (0.60)           (0.65)             (0.66)           (0.68)          (0.67)
In excess of net investment income          --               --                 --               --           (0.02)
From net realized gains                     --               --                 --               --           (0.18)
In excess of net realized gains             --               --                 --               --           (0.05)
                                    ----------       ----------         ----------       ----------      ----------
Total Distributions Declared
to Shareholders                          (0.60)           (0.65)             (0.66)           (0.68)          (0.92)
----------------------------------  ----------       ----------         ----------       ----------      ----------
Net Asset Value, End of Period      $    13.60       $    13.16         $    13.13       $    12.80      $    12.67
Total return (d)                         8.05 %(e)        5.26 %(e)          7.80 %(e)        6.67 %          (3.87)%
----------------------------------  ----------       ----------         ----------       ----------      ----------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                             0.94 %           0.94 %             0.98 %           1.00 %          0.99 %
Net investment income (f)                4.50 %           5.01 %(b)          5.07 %           5.50 %          5.09 %
Waiver/reimbursement                     0.03 %           0.03 %             0.01 %              --              --
Portfolio turnover rate                    11 %             19 %               15 %             15 %            37 %
Net assets, end of period (000's)   $1,837,693       $1,900,366         $1,955,802       $1,859,311      $2,033,762
----------------------------------  ----------       ----------         ----------       ----------      ----------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.
(e)Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                        Year Ended November 30,
Class B Shares                                          2003             2002           2001          2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  13.16       $  13.13         $  12.80       $  12.67      $  14.11
----------------------------------------------- --------       --------         --------       --------      --------
Income from Investment Operations:
Net investment income                               0.50(a)        0.56(a)(b)       0.57(a)        0.60(c)       0.58
Net realized and unrealized gain (loss) on
investments and futures contracts                   0.44           0.02(b)          0.32           0.12         (1.20)
                                                --------       --------         --------       --------      --------
Total from Investment Operations                    0.94           0.58             0.89           0.72         (0.62)
----------------------------------------------- --------       --------         --------       --------      --------
Less Distributions Declared to Shareholders:
From net investment income                         (0.50)         (0.55)           (0.56)         (0.59)        (0.58)
In excess of net investment income                    --             --               --             --         (0.01)
From net realized gains                               --             --               --             --         (0.18)
In excess of net realized gains                       --             --               --             --         (0.05)
                                                --------       --------         --------       --------      --------
Total Distributions Declared
to Shareholders                                    (0.50)         (0.55)           (0.56)         (0.59)        (0.82)
----------------------------------------------- --------       --------         --------       --------      --------
Net Asset Value, End of Period                  $  13.60       $  13.16         $  13.13       $  12.80      $  12.67
Total return (d)                                    7.25%(e)       4.47%(e)         7.02%(e)      5.88 %        (4.59)%
----------------------------------------------- --------       --------         --------       --------      --------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.69 %         1.69 %           1.73 %         1.75 %        1.74 %
Net investment income (f)                          3.75 %          4.26%(b)        4.31 %         4.75 %        4.34 %
Waiver/reimbursement                               0.03 %         0.03 %           0.01 %            --            --
Portfolio turnover rate                              11 %           19 %             15 %           15 %          37 %
Net assets, end of period (000's)               $ 64,990       $ 81,766         $128,813       $184,298      $279,285
----------------------------------------------- --------       --------         --------       --------      --------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                    Year Ended November 30,
Class C Shares                                        2003            2002         2001         2000        1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 13.16      $ 13.13         $ 12.80      $ 12.67      $ 14.11
----------------------------------------------- -------      -------         -------      -------      -------
Income from Investment Operations:
Net investment income                              0.51(a)      0.58(a)(b)      0.61(a)      0.62(c)      0.60
Net realized and unrealized gain (loss) on
investments and futures contracts                  0.45         0.02(b)         0.30         0.12        (1.20)
                                                -------      -------         -------      -------      -------
Total from Investment Operations                   0.96         0.60            0.91         0.74        (0.60)
----------------------------------------------- -------      -------         -------      -------      -------
Less Distributions Declared to Shareholders:
From net investment income                        (0.52)       (0.57)          (0.58)       (0.61)       (0.60)
In excess of net investment income                   --           --              --           --        (0.01)
From net realized gains                              --           --              --           --        (0.18)
In excess of net realized gains                      --           --              --           --        (0.05)
                                                -------      -------         -------      -------      -------
Total Distributions Declared
to Shareholders                                   (0.52)       (0.57)          (0.58)       (0.61)       (0.84)
----------------------------------------------- -------      -------         -------      -------      -------
Net Asset Value, End of Period                  $ 13.60      $ 13.16         $ 13.13      $ 12.80      $ 12.67
Total return (d)(e)                               7.41 %       4.63 %           7.18%        6.01%       (4.45)%
----------------------------------------------- -------      -------         -------      -------      -------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                      1.54 %       1.54 %           1.58%        1.60%        1.59%
Net investment income (f)                         3.90 %        4.41%(b)        4.47%        4.90%        4.49%
Waiver/reimbursement                              0.18 %       0.18 %           0.16%        0.15%        0.15%
Portfolio turnover rate                             11 %         19 %            15 %         15 %         37 %
Net assets, end of period (000's)               $12,450      $13,165         $ 8,468      $ 5,100      $ 4,610
----------------------------------------------- -------      -------         -------      -------      -------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.

            REPORT OF INDEPENDENT AUDITORS
                                           ------------------------
                                           Columbia Tax-Exempt Fund

To the Trustees of Columbia Funds Trust IV and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (formerly Liberty Tax-Exempt Fund) (a series of Columbia Funds Trust
IV) (formerly Liberty Funds Trust IV) at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 16, 2004

                 UNAUDITED INFORMATION
                                       ------------------------
                                       Columbia Tax-Exempt Fund

Federal Income Tax Information

99.50% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

                       TRUSTEES
                                ------------------------
                                Columbia Tax-Exempt Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Funds. Messrs. Simpson and Woolworth had been directors/trustees of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Funds were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Funds now oversees 119 funds in the Columbia Funds complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds complex.

The trustees/directors serve terms of indefinite duration. The names, addresses and ages of the trustees/directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each trustee/director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds complex. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Douglas A. Hacker (Age 48)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from March, 1993 to September, 2001).
                                               Oversees 119, Orbitz (an online travel company).
                                               ---------------------------------------------------------------------------
Janet Langford Kelly (Age 46)                  Chief Administrative Officer and Senior Vice President, Kmart Holding
3100 West Beaver Road                          Corporation (consumer goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                            Vice President-Corporate Development and Administration, General Counsel
Trustee (since 1996)                           and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel,
                                               Sara Lee Corporation (branded, packaged, consumer-products manufacturer)
                                               from January, 1995 to September, 1999). Oversees 119, None.
                                               ---------------------------------------------------------------------------
Richard W. Lowry (Age 67)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 121/3/, None.
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
Charles R. Nelson (Age 61)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993; Director, Institute for Economic
Seattle, WA 98195                              Research, University of Washington, since September, 2001; Adjunct
Trustee (since 1981)                           Professor of Statistics, University of Washington, since September, 1980;
                                               Associate Editor, Journal of Money Credit and Banking, since September,
                                               1993; consultant on econometric and statistical matters. Oversees 119,
                                               None.
                                               ---------------------------------------------------------------------------
John J. Neuhauser (Age 60)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to September, 1999). Oversees 122/3,4/, Saucony, Inc.
Trustee (since 1985)                           (athletic footwear); SkillSoft Corp. (e-learning).
                                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Patrick J. Simpson (Age 58)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 124, None.
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
Thomas E. Stitzel (Age 67)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 119, None.
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
Thomas C. Theobald (Age 66)                    Managing Director, William Blair Capital Partners (private equity
27 West Monroe Street,                         investing) since September, 1994. Oversees 119, Anixter International
Suite 3500                                     (network support equipment distributor), Jones Lang LaSalle (real estate
Chicago, IL 60606                              management services) and MONY Group (life insurance).
Trustee and Chairman of the Board/6/
(since 1996)
                                               ---------------------------------------------------------------------------
Anne-Lee Verville (Age 58)                     Author and speaker on educational systems needs (formerly General Manager,
359 Stickney Hill Road                         Global Education Industry, IBM Corporation (computer and technology) from
Hopkinton, NH 03229                            1994 to 1997), Oversees 120/4/, Chairman of the Board of Directors, Enesco
Trustee (since 1998)                           Group, Inc. (designer, importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
Richard L. Woolworth (Age 62)                  Chairman and Chief Executive Officer, The Regence Group (regional health
100 S.W. Market Street                         insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of
#1500                                          Oregon; Certified Public Accountant, Arthur Young & Company). Oversees
Portland, OR 97207                             119, NW Natural (a natural gas service provider)
Trustee (since 1991)
                                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Interested Trustees
William E. Mayer/2/ (Age 63)                   Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                February, 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                     November 1996 to February, 1999), Oversees 121/3/, Lee Enterprises (print
New York, NY 10022                             media), WR Hambrecht + Co. (financial service provider) and First Health
Trustee (since 1994)                           (healthcare).
                                               ---------------------------------------------------------------------------
Joseph R. Palombo/2/ (Age 50)                  Executive Vice President and Chief Operating Officer of Columbia
One Financial Center                           Management Group, Inc. since December, 2001 and Director, Executive Vice
Boston, MA 02111                               President and Chief Operating Officer of Columbia Management Advisors,
Trustee and President (since 2000)             Inc. (Advisor) since April, 2003 (formerly Chief Operations Officer of
                                               Mutual Funds, Liberty Financial Companies, Inc. from August, 2000 to
                                               November, 2001; Executive Vice President of Stein Roe & Farnham
                                               Incorporated (Stein Roe) from April, 1999 to April, 2003; Director of
                                               Colonial Management Associates, Inc. (Colonial) from April, 1999 to April,
                                               2003; Director of Stein Roe from September, 2000 to April, 2003) President of Columbia Funds and Galaxy Funds since February, 2003 (formerly Vice
                                               President from September 2002 to February 2003); Manager of Columbia
                                               Floating Rate Limited Liability Company since October, 2000; (formerly
                                               Vice President of the Columbia Funds from April, 1999 to August, 2000;
                                               Chief Operating Officer and Chief Compliance Officer, Putnam Mutual Funds
                                               from December, 1993 to March, 1999). Oversees 120/5/, None
                                               ---------------------------------------------------------------------------


                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex).
                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
                                /3/Messrs. Lowry, Neuhauser and Mayer each also
                                   serve as a director/trustee of the All-Star
                                   Funds, currently consisting of 2 funds,
                                   which are advised by an affiliate of the Advisor.
                                /4/Mr. Neuhauser and Ms. Verville also serve as
                                   disinterested directors of Columbia
                                   Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
                                /5/Mr. Palombo also serves as an interested
                                   director of Columbia Management
                                   Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
                                /6/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

                       OFFICERS
                                ------------------------
                                Columbia Tax-Exempt Fund

Name, address, age, Position with Columbia Funds,
Year first elected or appointed to office           Principal occupation(s) during past five years

Vicki L. Benjamin (Age 42)                          Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                May, 2002; Chief Accounting Officer of the Columbia Funds and Liberty
Boston, MA 02111                                    All-Star Funds since June, 2001; Controller and Chief Accounting Officer
Chief Accounting Officer and Controller             of the Galaxy Funds since September, 2002 (formerly Vice President,
(since 2001)                                        Corporate Audit, State Street Bank and Trust Company from May, 1998 to
                                                    April, 2001).
                                                    ---------------------------------------------------------------------------
J. Kevin Connaughton (Age 39)                       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December, 2000; Vice President of the Advisor since April, 2003 (formerly
Boston, MA 02111                                    Controller of the Liberty Funds and of the Liberty All-Star Funds from
Treasurer (since 2000)                              February, 1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                    September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund,
                                                    LLC since December, 2002 (formerly Vice President of Colonial from
                                                    February, 1998 to October, 2000).
                                                    ---------------------------------------------------------------------------
David A. Rozenson (Age 49)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December, 2003; Senior Counsel, Fleet Boston Financial Corporation since
Boston, MA 02111                                    January; 1996. Associate General Counsel, Columbia Management Group since
Secretary (since 2003)                              November, 2002.
                                                    ---------------------------------------------------------------------------

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                ------------------------
                                                Columbia Tax-Exempt Fund

Transfer Agent

Columbia Funds Services, Inc. P.O. Box 8081 Boston MA 02266-8081 800.345.6611

Distributor

Columbia Funds Distributor, Inc. One Financial Center Boston MA 02111

Investment Advisor

Columbia Management Advisors, Inc. 100 Federal Street Boston MA 02111

Auditor

PricewaterhouseCoopers LLP
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    COLUMBIA FUNDS
                                   ------------------------
                                   Columbia Tax-Exempt Fund

---------------------  ---------------------------------------------------------------------------
        Large Growth   Columbia Common Stock
                       Columbia Growth
                       Columbia Growth Stock
                       Columbia Large Cap Growth
                       Columbia Tax-Managed Growth
                       Columbia Tax-Managed Growth II
                       Columbia Young Investor
                       ---------------------------------------------------------------------------
         Large Value   Columbia Disciplined Value
                       Columbia Growth & Income
                       Columbia Large Cap Core
                       Columbia Tax-Managed Value
                       ---------------------------------------------------------------------------
       Midcap Growth   Columbia Acorn Select
                       Columbia Mid Cap Growth
                       Columbia Tax-Managed Aggressive Growth
                       ---------------------------------------------------------------------------
        Midcap Value   Columbia Dividend Income
                       Columbia Mid Cap
                       Columbia Strategic Investor
                       ---------------------------------------------------------------------------
        Small Growth   Columbia Acorn
                       Columbia Acorn USA
                       Columbia Small Company Equity
                       ---------------------------------------------------------------------------
         Small Value   Columbia Small Cap
                       Columbia Small-Cap Value
                       ---------------------------------------------------------------------------
            Balanced   Columbia Asset Allocation
                       Columbia Balanced
                       Columbia Liberty Fund
                       ---------------------------------------------------------------------------
           Specialty   Columbia Real Estate Equity
                       Columbia Technology
                       Columbia Utilities
                       ---------------------------------------------------------------------------
Taxable Fixed-Income   Columbia Contrarian Income
                       Columbia Corporate Bond
                       Columbia Federal Securities
                       Columbia Fixed Income Securities
                       Columbia High Yield
                       Columbia High Yield Opportunities
                       Columbia Income
                       Columbia Intermediate Bond
                       Columbia Intermediate Government Income
                       Columbia Quality Plus Bond
                       Columbia Short Term Bond
                       Columbia Strategic Income
                       ---------------------------------------------------------------------------
       Floating Rate   Columbia Floating Rate
                       Columbia Floating Rate Advantage
                       ---------------------------------------------------------------------------
          Tax Exempt   Columbia High Yield Municipal
                       Columbia Intermediate Tax-Exempt Bond
                       Columbia Managed Municipals
                       Columbia National Municipal Bond
                       Columbia Tax-Exempt
                       Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                             Columbia Tax-Exempt Fund

------------------------  ---------------------------------------------------------------------------
Single State Tax Exempt   Columbia California Tax-Exempt Columbia
                          Connecticut Intermediate Municipal Bond
                          Columbia Connecticut Tax-Exempt
                          Columbia Florida Intermediate Municipal Bond
                          Columbia Massachusetts Intermediate Municipal Bond
                          Columbia Massachusetts Tax-Exempt
                          Columbia New Jersey Intermediate Municipal Bond
                          Columbia New York Intermediate Municipal Bond
                          Columbia New York Tax-Exempt
                          Columbia Oregon Municipal Bond
                          Columbia Pennsylvania Intermediate Municipal Bond
                          Columbia Rhode Island Intermediate Municipal Bond
                          ---------------------------------------------------------------------------
           Money Market   Columbia Money Market
                          Columbia Municipal Money Market
                          ---------------------------------------------------------------------------
   International/Global   Columbia Acorn International
                          Columbia Acorn International Select
                          Columbia Europe
                          Columbia Global Equity
                          Columbia International Stock
                          Columbia Newport Asia Pacific
                          Columbia Newport Greater China
                          Columbia Newport Japan Opportunities*
                          Columbia Newport Tiger
                          ---------------------------------------------------------------------------
            Index Funds   Columbia Large Company Index
                          Columbia Small Company Index
                          Columbia U.S. Treasury Index

                                   Columbia funds are offered only by
                                   prospectus. Please see your financial
                                   advisor for a prospectus, which describes in detail fund objectives, investment policies, risks, sales charges, fees, liquidity and other matters of interest. Please read the prospectus carefully before you invest or send money.

                                  *As of October 17, 2003, this fund is closed
                                   to new investors. It is scheduled for
                                   liquidation on December 5, 2003.
                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management Group and Columbia
                                   Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and to Columbia Funds Distributor, Inc.

eDELIVERY
[PHOTO APPEARS HERE]

Help you fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note - if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Exempt Fund  Annual Report, November 30, 2003



[LOGO OF COLUMBIA FUNDS] ColumbiaFunds

    A Member of Columbia Management Group

    (C)2004 Columbia Funds Distributor, Inc.
    One financial Center, Boston, MA 02111-2621
    800.345.6611 www.columbiafunds.com

                                    [GRAPHIC]



                              Columbia Tax-Exempt
                                 Insured Fund

                        Annual Report November 30, 2003

                            We are Columbia Funds!

  Inside -- Management's discussion of the changes effective October 13, 2003

                             PRESIDENT'S MESSAGE
                                                       ------
                             Columbia Tax-Exempt Insured Fund

[PHOTO]

Joseph R. Palombo

Dear Shareholder:

As you know, your fund has long been part of a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Early in 2003, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Tax-Exempt Insured Fund was changed to Columbia Tax-Exempt Insured Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at our new website address: www.columbiafunds.com.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, portfolio manager Gary Swayze discusses in depth the investment strategies and other factors that affected this fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for investing in Columbia funds, and we look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
Table of Contents


                         Fund Profile.............. 1

                         Performance Information... 2

                         Economic Update........... 3

                         Portfolio Manager's Report 4

                         Financial Statements...... 6

                           Investment Portfolio.... 7

                    Statement of Assets and Liabilities.. 14

                    Statement of Operations.............. 15

                    Statement of Changes in Net Assets... 16

                    Notes to Financial Statements........ 17

                    Financial Highlights................. 22

                  Report of
                  Independent Auditors................... 25

                  Unaudited Information.................. 26

                  Trustees............................... 27

                  Officers............................... 30

                  Important Information
                  About This Report...................... 31

                  Columbia Funds......................... 32


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

[LOGO] Not FDIC Insured
       May Lose Value
       No Bank Guarantee

                 FUND PROFILE
                              --------------------------------
                              Columbia Tax-Exempt Insured Fund


The information below gives you a snapshot of your fund at the end of the reporting period. Because your fund is actively managed, there is no guarantee that these breakdowns and percentages will be maintained in the future. Quality breakdown as of 11/30/03 (%)

                             AAA              93.7
                             ---------------------
                             AA                4.4
                             ---------------------
                             Non-rated         0.7
                             ---------------------
                             Cash equivalents  1.2
                             ---------------------

Top 5 sectors as of 11/30/03 (%)

                         Local general obligations 18.2
                         ------------------------------
                         Joint power authority     12.3
                         ------------------------------
                         Special non-property tax  10.5
                         ------------------------------
                         Water & sewer              8.8
                         ------------------------------
                         Refunded/escrowed          6.3
                         ------------------------------

Maturity breakdown (%)

                        [CHART]



                      As of 11/30/03     As of 11/30/02
                      -------------      --------------
0-5 years                  2.9               2.3
5-10 years                25.1              20.3
10-15 years               46.1              43.8
15-20 years               21.2              23.4
20-25 years                3.1               7.9
25+years                   0.4               0.8
Cash equivalents           1.2               1.5




Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Sector weightings are calculated as a percentage of net assets.
(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 11/30/2003.
Summary

..  For the 12-month period ended November 30, 2003, the fund's class A shares
   (without sales charge) returned 7.39%.

.. The fund's return was better than both its benchmark and the average return of its peer group, the Lipper Insured Municipal Debt Funds Category.

.. Our decision to focus on bonds with maturities of 7 to 20 years and a concentration in zero-coupon and call-protected bonds helped performance because those bonds benefited more than others from declining interest rates.

                                   Objective
 Seeks as high a level of after-tax total return as is consistent with prudent risk by focusing on current income exempt from federal income tax and opportunities for long-term appreciation

                               Total Net Assets
                                $182.3 million

                                  [FLOW CHART]

Class A shares         7.39%

Lehamn Brothers
Municipal Bond Index   6.65%





                                    [GRAPHIC]

Maturity
Short Interm. Long

Quality
High Med Low

                           PERFORMANCE INFORMATION
                                                       ----
                           Columbia Tax-Exempt Insured Fund

Performance of a $10,000 investment 12/01/93 - 11/30/03 ($)

                          sales charge without  with
                          ---------------------------
                          Class A      17,418  16,591
                          ---------------------------
                          Class B      16,165  16,165
                          ---------------------------
                          Class C      16,931  16,931

Past performance does not guarantee future investment results. Current performance may be lower or higher than the performance data shown. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.
Value of a $10,000 investment 12/01/93 - 11/30/03

                                    [CHART]

               Class A without      Class A with       Lehman Brothers
                sales charge        sales charge     Municipal Bond Index
               ---------------      ------------     --------------------
12/31/1993         10,185               9,701              10,211
01/31/1994         10,276               9,788              10,327
02/28/1994         10,007               9,532              10,060
03/31/1994          9,618               9,161               9,650
04/30/1994          9,674               9,214               9,733
05/31/1994          9,742               9,279               9,817
06/30/1994          9,700               9,239               9,757
07/31/1994          9,867               9,398               9,936
08/31/1994          9,886               9,417               9,971
09/30/1994          9,733               9,271               9,824
10/31/1994          9,530               9,077               9,649
11/30/1994          9,337               8,894               9,475
12/31/1994          9,558               9,104               9,683
01/31/1995          9,855               9,387               9,960
02/28/1995         10,153               9,671              10,250
03/31/1995         10,250               9,763              10,368
04/30/1995         10,231               9,745              10,380
05/31/1995         10,533              10,033              10,711
06/30/1995         10,360               9,868              10,618
07/31/1995         10,406               9,912              10,719
08/31/1995         10,541              10,041              10,855
09/30/1995         10,612              10,108              10,923
10/31/1995         10,827              10,313              11,082
11/30/1995         11,070              10,544              11,266
12/31/1995         11,220              10,687              11,374
01/31/1996         11,292              10,756              11,460
02/29/1996         11,112              10,584              11,382
03/31/1996         10,876              10,359              11,237
04/30/1996         10,841              10,326              11,205
05/31/1996         10,847              10,331              11,201
06/30/1996         10,961              10,440              11,323
07/31/1996         11,048              10,523              11,425
08/31/1996         11,043              10,518              11,422
09/30/1996         11,213              10,680              11,582
10/31/1996         11,328              10,790              11,713
11/30/1996         11,568              11,019              11,928
12/31/1996         11,477              10,932              11,878
01/31/1997         11,468              10,923              11,900
02/28/1997         11,557              11,008              12,010
03/31/1997         11,364              10,824              11,850
04/30/1997         11,468              10,923              11,949
05/31/1997         11,656              11,102              12,130
06/30/1997         11,787              11,228              12,260
07/31/1997         12,233              11,652              12,599
08/31/1997         12,021              11,450              12,481
09/30/1997         12,184              11,605              12,629
10/31/1997         12,259              11,677              12,710
11/30/1997         12,335              11,749              12,785
12/31/1997         12,563              11,967              12,972
01/31/1998         12,684              12,082              13,105
02/28/1998         12,659              12,057              13,109
03/31/1998         12,632              12,032              13,121
04/30/1998         12,531              11,936              13,062
05/31/1998         12,788              12,181              13,268
06/30/1998         12,821              12,212              13,320
07/31/1998         12,812              12,204              13,353
08/31/1998         13,074              12,453              13,560
09/30/1998         13,258              12,628              13,730
10/31/1998         13,185              12,559              13,730
11/30/1998         13,232              12,604              13,778
12/31/1998         13,266              12,635              13,812
01/31/1999         13,441              12,802              13,977
02/28/1999         13,313              12,681              13,915
03/31/1999         13,286              12,655              13,935
04/30/1999         13,334              12,701              13,970
05/31/1999         13,210              12,583              13,889
06/30/1999         13,004              12,386              13,689
07/31/1999         13,038              12,419              13,738
08/31/1999         12,911              12,298              13,628
09/30/1999         12,880              12,269              13,633
10/31/1999         12,690              12,087              13,486
11/30/1999         12,852              12,242              13,629
12/31/1999         12,766              12,160              13,527
01/31/2000         12,705              12,101              13,467
02/29/2000         12,902              12,289              13,624
03/31/2000         13,220              12,592              13,921
04/30/2000         13,107              12,484              13,839
05/31/2000         12,995              12,378              13,767
06/30/2000         13,398              12,762              14,131
07/31/2000         13,605              12,958              14,328
08/31/2000         13,844              13,186              14,548
09/30/2000         13,728              13,076              14,473
10/31/2000         13,919              13,257              14,631
11/30/2000         14,074              13,406              14,742
12/31/2000         14,571              13,879              15,106
01/31/2001         14,662              13,965              15,255
02/28/2001         14,711              14,013              15,304
03/31/2001         14,820              14,116              15,442
04/30/2001         14,448              13,762              15,275
05/31/2001         14,664              13,967              15,440
06/30/2001         14,804              14,101              15,544
07/31/2001         15,123              14,404              15,774
08/31/2001         15,461              14,727              16,034
09/30/2001         15,375              14,644              15,979
10/31/2001         15,627              14,885              16,170
11/30/2001         15,361              14,632              16,034
12/31/2001         15,128              14,409              15,881
01/31/2002         15,421              14,689              16,156
02/28/2002         15,696              14,950              16,350
03/31/2002         15,198              14,476              16,030
04/30/2002         15,583              14,843              16,342
05/31/2002         15,709              14,963              16,442
06/30/2002         15,910              15,154              16,616
07/31/2002         16,150              15,383              16,830
08/31/2002         16,352              15,575              17,032
09/30/2002         16,761              15,965              17,405
10/31/2002         16,379              15,601              17,117
11/30/2002         16,222              15,451              17,045
12/31/2002         16,718              15,924              17,404
01/31/2003         16,521              15,736              17,361
02/28/2003         16,917              16,114              17,604
03/31/2003         16,875              16,073              17,614
04/30/2003         17,045              16,236              17,731
05/31/2003         17,621              16,784              18,146
06/30/2003         17,443              16,615              18,069
07/31/2003         16,484              15,701              17,437
08/31/2003         16,674              15,882              17,568
09/30/2003         17,392              16,566              18,084
10/31/2003         17,191              16,374              17,994
11/30/2003         17,418              16,591              18,179


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 11/30/03 (%)

              Share class       A            B            C
              ---------------------------------------------------
              Inception      11/20/85      5/5/92       8/1/97
              ---------------------------------------------------
              Sales charge without with without with without with
              ---------------------------------------------------
              1-year        7.39   2.29  6.59   1.59  6.91   5.91
              ---------------------------------------------------
              5-year        5.65   4.63  4.87   4.54  5.18   5.18
              ---------------------------------------------------
              10-year       5.71   5.19  4.92   4.92  5.41   5.41
              ---------------------------------------------------

Average annual total return as of 09/30/03 (%)

             Share class        A             B            C
             -----------------------------------------------------
             Sales charge without with  without with  without with
             -----------------------------------------------------
             1-year        3.76   -1.16  2.99   -1.98  3.30   2.31
             -----------------------------------------------------
             5-year        5.58    4.56  4.80    4.47  5.11   5.11
             -----------------------------------------------------
             10-year       5.59    5.08  4.81    4.81  5.30   5.30
             -----------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares: the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through the first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class C share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class C shares would have been lower.

                               ECONOMIC UPDATE
                                                       --------
                               Columbia Tax-Exempt Insured Fund

During the first half of the 12-month period that ended November 30, 2003, the US economy struggled to maintain positive growth. The overall mood of the country was restrained as war loomed and the job picture worsened. However, US consumers managed to keep the economy afloat as they continued to spend money on autos, housing and retail goods. The lowest mortgage rates in 40 years spurred a new wave of mortgage refinancing and helped prop up disposable income.

By May, the uncertainties that had plagued the economy showed signs of dissipating and the stage was set for a full-blown recovery. An end to the major military conflicts of the war with Iraq boosted consumer confidence. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1% -- and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Economists began to become optimistic that growth for the third quarter of 2003 would reflect this renewed vigor, but no one seemed prepared for how extraordinary that growth might be. When gross domestic product (GDP) for the third quarter was reported at 7.2%, then revised upward to 8.2%, it was clear that the economy was finally firing on all cylinders with the exception of job growth. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the jobs picture brightened by the end of November. After unemployment peaked at 6.4% earlier in the year, it declined to 5.9%.

The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 24.40% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits.

Most sectors of the US bond market also delivered attractive returns for the period, but they experienced extraordinary volatility as interest rates fell to historical lows, then rose sharply as the economy improved, and came back down in the final months of the reporting period. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains throughout the year. Investment grade municipal bonds outperformed high yield municipal bonds.

Money market fund yields fell below 1%, reflecting historically low short-term interest rates. The Investment Company Institute, which tracks assets in and out of mutual funds, reported that money continued to flow out of money market funds during the year as investors sought alternatives to the low yields offered by short-term cash equivalents. Net new cash flow to money market funds turned negative in 2002 for the first time since 1993.

                          PORTFOLIO MANAGER'S REPORT
                                                       ---
                          Columbia Tax-Exempt Insured Fund

For the 12-month period that ended November 30, 2003, Columbia Tax-Exempt Insured Fund class A shares returned 7.39% without sales charge. The fund outperformed its peer group, the Lipper Insured Municipal Debt Funds Category, which averaged 6.19% for the same period./1/ The fund also did better than its benchmark, the Lehman Brothers Municipal Bond Index, which returned 6.65% for the period. The fund's strong relative performance was the result of its focus on the 7- to 20-year maturity range, which was among those that experienced the largest decline in interest rates during the period. Bond prices move in the opposite direction of interest rates. Our concentration in zero-coupon bonds, non-callable and call-protected bonds also aided relative performance, as these types of bonds tend to benefit even more than other types of bonds when interest rates decline.

Municipal yields moved lower, aiding the sector's performance

After twelve months of volatility, municipal bond yields finished the reporting period modestly lower than where they began. In the first half of the period, the US economy was struggling, and concern about the impending war in Iraq kept consumer confidence and consumer spending low. An end to the major military conflicts in Iraq and a strong pro-growth, anti-disinflation stance from the Federal Reserve Board lifted bond prices significantly in the second quarter of 2003. Institutional investors, encouraged by the Fed's indication that it might support a buyback of Treasuries to guard against deflation, bought Treasuries in an effort to maintain interest rate sensitivity on mortgage portfolios. During this period, municipal yields fell between 15 and 40 basis points (a basis point is 1/100 of one percent) across maturities.

A mid-year shift

The economic environment changed markedly during July, as consumer spending, capital spending and housing sales all reported gains. In the face of this good news, bond yields rose and prices declined as investors feared a pick up in inflation. However, the market stabilized somewhat late in the summer. And although there were some concerns that the Fed might later nudge interest rates higher when it met in November, the Board kept short-term interest rates at their current 45-year low and said it would do so "for a considerable period."

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
Net asset value per share as of 11/30/03 ($)

                                  Class A 8.81
                                  ------------
                                  Class B 8.81
                                  ------------
                                  Class C 8.81

Distributions declared per share 12/01/02 - 11/30/03 ($)

                                  Class A 0.37
                                  ------------
                                  Class B 0.30
                                  ------------
                                  Class C 0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

SEC yields as of 11/30/03 (%)

                                  Class A 2.86
                                  ------------
                                  Class B 2.26
                                  ------------
                                  Class C 2.55

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

Taxable-equivalent SEC yields as of 11/30/03 (%)

                                  Class A 4.40
                                  ------------
                                  Class B 3.48
                                  ------------
                                  Class C 3.92

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund


Inflation the key to outlook

In general, we believe that municipals remain an attractive investment -- particularly for highly taxed investors. The outlook for the municipal bond market remains highly dependent on the rate of inflation, as rising inflation might threaten the attractiveness of current municipal yields. However, we expect inflation to remain in check, as the surge in consumer spending caused by tax cuts and mortgage refinancing will likely subside somewhat in 2004. We also expect fourth quarter economic growth in the range of 3.5% to 4.5%--solid, yet significantly lower than the 8.2% growth reported for the third quarter. With low short-term interest rates, an accommodating Federal Reserve policy and high productivity, we believe that intermediate and long-term municipal bond rates could drift slightly lower. As a result, we expect to continue to focus on intermediate-term non-callable bonds. We will also plan to keep the duration of our portfolio somewhat longer than our competition, which should benefit the portfolio if yields fall. Duration is a measure of interest rate sensitivity. We lengthen duration when we expect interest rates to fall and we shorten duration when we expect interest rates to rise. If we are wrong in positioning the fund's duration, it can hamper performance. But if we are right, it can help performance.

            [PHOTO]     Gary Swayze has managed Columbia Tax-Exempt
            Gary Swayze Insured Fund since September 1997.

                        /s/ Gary Swayze

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

While insurance reduces credit risk, it does not protect against fluctuations in the value of the fund's shares caused by interest rate changes or other factors. Insurance premiums also reduce the fund's yield.


With low short-term interest rates, accommodating Federal Reserve policy and high productivity, we believe that intermediate and long-term municipal bond rates could drift slightly lower. As a result, we plan to continue to focus on intermediate-term non-callable bonds.

             FINANCIAL STATEMENTS
                                  --------------------------------
             November 30, 2003    Columbia Tax-Exempt Insured Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   A list of all of the fund's holdings and their market value as of the last day of the reporting period. To show areas of concentration and diversification, portfolio holdings are organized by type of asset, industry and country or geographic region (if applicable).
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement shows the fund's net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities
                                      (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of outstanding shares in that class.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details both the type of income earned by the fund and the operating and non-operating expenses charged to the fund. The Statement of
                                      Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses over the reporting period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement shows how the fund's net assets were affected by its operations results, distributions to shareholders and changes in the number of fund shares. The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights provide an overview of the fund's investment results, including per-share analytics, such as net investment income or loss from operations and distributions; ratios of expenses and net investment income to average net assets. The financial highlights also detail the fund's portfolio turnover rate, which is a measure of trading activity. A separate table is provided for each share class.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose information regarding certain fund background information, significant accounting policies of the fund, including security valuation and income accruals and related party transactions.


Municipal Bonds - 97.5%

EDUCATION - 4.8%
Education - 4.7 %                                                              Par ($)  Value ($)
-------------------------------------- ----------------------------------    --------- ----------
        MA -State Health & Educational Harvard University, Series 1991 N,
                  Facilities Authority    6.250% 04/01/20                    3,000,000  3,697,470
                                       ----------------------------------    --------- ----------
       NC University of North Carolina Series 2002 A,
                                          5.375% 04/01/21                      750,000    811,028
                                       ----------------------------------    --------- ----------
       OH Cincinnati Technical College Series 2002,
                                          5.000% 10/01/15                    1,000,000  1,111,510
                                       ----------------------------------    --------- ----------
        OH University General Receipts    5.000% 12/01/11                    1,500,000  1,684,560
                                       ----------------------------------    --------- ----------
                   WV State University Series 2000 A,
                                          (a) 04/01/17                       2,480,000  1,341,333
                                       ----------------------------------    --------- ----------
                                                                     Education Total    8,645,901
Student Loan - 0.1%
-------------------------------------- ----------------------------------    --------- ----------
  AL State Higher Education Loan Corp. Series 1994 C,
                                          5.850% 09/01/04                      140,000    143,886
                                       ----------------------------------    --------- ----------
                                                                  Student Loan Total      143,886

                                                                                       ----------
                                                                     EDUCATION TOTAL    8,789,787

HEALTH CARE - 7.3%
Hospitals - 6.3%
-------------------------------------- ----------------------------------    --------- ----------
           CA State Public Works Board Series 2002 A,
                                          5.375% 10/01/15                    1,000,000  1,110,940
                                       ----------------------------------    --------- ----------
                  Howard County MD Mtg Heartlands Elderly Apts,
                                          8.875% 12/20/10                      490,000    490,314
                                       ----------------------------------    --------- ----------
               MA Health & Educational Valley Regional Health System,
                  Facilities Authority Series 1994 C,
                                          7.000% 07/01/08                    1,585,000  1,880,428
                                       ----------------------------------    --------- ----------
         MS State Hospital Equipment & Rush Medical Foundation Project,
                  Facilities Authority Series 1992,
                                          6.700% 01/01/18                      250,000    251,200
                                       ----------------------------------    --------- ----------
                TN Knox County Health, Series 1993,
        Education & Housing Facilities    5.250% 01/01/15                    5,000,000  5,517,550
                                       ----------------------------------    --------- ----------
             UT State Board of Regents University of Utah, Series 2001,
                                          5.500% 08/01/15                    1,000,000  1,113,600
                                       ----------------------------------    --------- ----------
         WI State Health & Educational Bellin Memorial Hospital, Series
                  Facilities Authority 1993,
                                          6.625% 02/15/08                    1,000,000  1,135,920
                                       Waukesha Memorial Hospital, Series
                                       1990 B,
                                          7.250% 08/15/19                       40,000     40,196
                                       ----------------------------------    --------- ----------
                                                                     Hospitals Total   11,540,148

Intermediate Care Facilities - 1.0%
-------------------------------------- ----------------------------------    --------- ----------
IL State Development Finance Authority Elgin School District No. U46,
                                       Series 2001,
                                          (a) 01/01/13                       2,500,000  1,720,900
                                       ----------------------------------    --------- ----------
                                                  Intermediate Care Facilities Total    1,720,900

                                                                                       ----------
                                                                   HEALTH CARE TOTAL   13,261,048

             INVESTMENT PORTFOLIO
                                  --------------------------------
             November 30, 2003    Columbia Tax-Exempt Insured Fund

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

Municipal Bonds - (continued)

HOUSING - 1.9%
Multi-Family - 1.1%                                                                 Par ($)  Value ($)
------------------------------------------- ----------------------------------    --------- ----------
    IL Onterie Center Housing Finance Corp. Onterie Center Project, Series
                                            1992 A,
                                               7.050% 07/01/27                    2,000,000  2,032,040
                                            ----------------------------------    --------- ----------
                                                                       Multi-Family Total    2,032,040
Single Family - 0.8%
------------------------------------------- ----------------------------------    --------- ----------
LA Jefferson Parish Home Mortgage Authority Series 1999 B-1,
                                               6.750% 06/01/30                      745,000    820,230
                                            ----------------------------------    --------- ----------
            MA State Housing Finance Agency Series 1992,
                                               7.125% 06/01/25                      680,000    684,257
                                            ----------------------------------    --------- ----------
                                                                      Single Family Total    1,504,487

                                                                                            ----------
                                                                            HOUSING TOTAL    3,536,527

OTHER - 7.4%
Pool/Bond Bank - 1.1%
------------------------------------------- ----------------------------------    --------- ----------
                MI Municipal Bond Authority Local Government Loan Program,
                                               Series 1991 C, (a) 06/15/15        3,380,000  2,056,392
                                            ----------------------------------    --------- ----------
                                                                     Pool/Bond Bank Total    2,056,392
Refunded/Escrowed (b) - 6.3%
------------------------------------------- ----------------------------------    --------- ----------
                               FL Melbourne Series 2000 A,
                                               (a) 10/01/18                       1,000,000    511,390
                                            ----------------------------------    --------- ----------
  FL Tampa Bay Water Utility System Revenue Series 1999,
                                               10.100% 10/01/29(c)(d)             1,000,000  1,337,590
                                            ----------------------------------    --------- ----------
                           GA Fulton County Series 1992,
                                               6.375% 01/01/14                    5,810,000  7,026,788
                                            ----------------------------------    --------- ----------
      GA State Municipal Electric Authority Series 1997 Y,
                                               6.400% 01/01/13                       55,000     66,140
                                            ----------------------------------    --------- ----------
                PA Pottstown Boro Authority Series 1991 7-B,
                                               (a) 11/01/16                       1,000,000    565,460
                                            ----------------------------------    --------- ----------
         SC Piedmont Municipal Power Agency Series 1991 A,
                                               6.125% 01/01/07                       75,000     84,614
                                            ----------------------------------    --------- ----------
        WA State Public Power Supply System Series 1992 A,
                      Nuclear Project No. 2    (a) 07/01/11                       2,315,000  1,755,187
                                            ----------------------------------    --------- ----------
                                                                  Refunded/Escrowed Total   11,347,169

                                                                                            ----------
                                                                              OTHER TOTAL   13,403,561

TAX-BACKED - 41.6%
Local Appropriated - 5.0 %
------------------------------------------- ----------------------------------    --------- ----------
              IL Chicago Board of Education Series 1992 A,
                                               6.250% 01/01/15                    6,000,000  7,235,460
                                            ----------------------------------    --------- ----------
          IL Metropolitan Pier & Exposition Series 1993 A,
                 Authority, McCormick Place    (a) 06/15/19                       3,000,000  1,415,520
                                            ----------------------------------    --------- ----------
                            MI Grand Rapids Series 1998 A,
                                               4.750% 01/01/28                      500,000    499,625
                                            ----------------------------------    --------- ----------
                                                                 Local Appropriated Total    9,150,605

See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - 18.2%                                                       Par ($)  Value ($)
----------------------------------------------- ----------------------------------    --------- ----------
                       AZ Mohave County Unified Series 1992 B,
                           High School District    8.500% 07/01/06                      250,000    292,500
                                                ----------------------------------    --------- ----------
                                      AZ Tucson Series 1994 G,
                                                   7.625% 07/01/14                    3,140,000  4,198,965
                                                ----------------------------------    --------- ----------
              CA Alvord Unified School District Series 2002 A,
                                                   5.900% 02/01/19                    1,975,000  2,341,461
                                                ----------------------------------    --------- ----------
                 CA East Side Union High School Series B,
                                                   5.100% 02/01/18                    1,500,000  1,653,150
                                                ----------------------------------    --------- ----------
              CA Fresno Unified School District Series 2002 A,
                                                   6.000% 02/01/19                    1,000,000  1,196,670
                                                ----------------------------------    --------- ----------
       CO El Paso County School District No. 11 Series 1996,
                                                   7.100% 12/01/18                    4,420,000  5,825,030
                                                ----------------------------------    --------- ----------
 CO Highlands Ranch Metropolitan District No. 2 Series 1996,
                                                   6.500% 06/15/12                    1,000,000  1,214,920
                                                ----------------------------------    --------- ----------
                      IL Chicago, City Colleges Series 1999,
                                                   (a) 01/01/14                       2,000,000  1,304,440
                                                ----------------------------------    --------- ----------
          IL Chicago Public Building Commission Series 1999 B,
                                                   5.250% 12/01/18                    1,000,000  1,117,210
                                                ----------------------------------    --------- ----------
                                   MD Baltimore Series 1989,
                                                   7.000% 10/15/09                    1,205,000  1,483,994
                                                ----------------------------------    --------- ----------
                  MI Anchor Bay School District Series 2000 II,
                                                   6.000% 05/01/10                      500,000    588,650
                                                ----------------------------------    --------- ----------
                                NV Clark County Series 1992 A,
                                                   7.500% 06/01/07                      350,000    413,081
                                                ----------------------------------    --------- ----------
            OH Garfield Heights School District Series 2001,
                                                   5.375% 12/15/16                    1,740,000  1,990,873
                                                ----------------------------------    --------- ----------
                    OH Hilliard School District Series 2000,
                                                   5.750% 12/01/24                    1,000,000  1,113,530
                                                ----------------------------------    --------- ----------
 OR Multnomah-Clackamas School District No. 10J Series 2001,
                                                   5.500% 06/15/12                    1,595,000  1,812,191
                                                ----------------------------------    --------- ----------
            PA Cornwall-Lebanon School District Series 2001,
                                                   (a) 03/15/17                       1,500,000    821,460
                                                ----------------------------------    --------- ----------
                              TN Lincoln County Series 2001,
                                                   5.250% 04/01/16                    1,470,000  1,658,233
                                                ----------------------------------    --------- ----------
                            TX Galveston County Series 2001,
                                                   (a) 02/01/20                       1,510,000    678,232
                                                ----------------------------------    --------- ----------
         WA Clark County School District No. 37 Series 2001 C,
                                                   (a) 12/01/16                       3,000,000  1,666,860
                                                ----------------------------------    --------- ----------
WA King County School District Issaquah No. 411 Series 2001,
                                                   5.625% 06/01/15                    1,500,000  1,738,080
                                                ----------------------------------    --------- ----------
                                                              Local General Obligations Total   33,109,530

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Non-Property Tax - 10.5%                                                       Par ($)  Value ($)
---------------------------------------------- ----------------------------------    --------- ----------
   IL Metropolitan Pier & Exposition Authority McCormick Place Expansion
                                               Project, Series 1993 A,
                                                  (a) 06/15/16                       3,750,000  2,132,400
                                               ----------------------------------    --------- ----------
  NJ State Transportation Trust Fund Authority Series 2001 C
                                                  5.500% 12/15/15                    1,685,000  1,942,165
                                               ----------------------------------    --------- ----------
        NY City Transitional Finance Authority Series 2002 C,
                                                  5.250% 08/01/18                    1,500,000  1,637,355
                                               ----------------------------------    --------- ----------
    NY State Local Government Assistance Corp. Series 1993 E,
                                                  5.000% 04/01/21                    2,000,000  2,121,880
                                               ----------------------------------    --------- ----------
      PR Commonwealth of Puerto Rico Highway & Series 1993
                      Transportation Authority    5.500% 07/01/09                    1,940,000  2,227,178

                                               Series 1996 Y,
                                                  6.250% 07/01/12                    3,000,000  3,634,770

                                               Series 2003 AA
                                                  5.500% 07/01/16                    1,000,000  1,161,210
                                               ----------------------------------    --------- ----------
                   TX Houston, Hotel Occupancy Series 2001 B,
                         Tax & Special Revenue    (a) 09/01/17                       2,000,000  1,044,180
                                               ----------------------------------    --------- ----------
WA Central Puget Sound Regional Transportation Series 1998,
                                     Authority    5.250% 02/01/21                    3,000,000  3,293,460
                                               ----------------------------------    --------- ----------
                                                              Special Non-Property Tax Total   19,194,598
State Appropriated - 5.6%
---------------------------------------------- ----------------------------------    --------- ----------
           IN State Office Building Commission Women's Prison, Series 1995 B,
                                                  6.250% 07/01/16                    8,000,000  9,722,320
                                               ----------------------------------    --------- ----------
                                      MI State 525 Redevco, Inc., Series 2000,
                                                  (a) 06/01/21                       1,000,000    426,850
                                               ----------------------------------    --------- ----------
                                                                    State Appropriated Total   10,149,170
State General Obligations - 2.3%
---------------------------------------------- ----------------------------------    --------- ----------
                                      CA State Series 1995,
                                                  10.000% 10/01/06                   1,000,000  1,226,750
                                               Series 2002,
                                                  6.000% 04/01/17                    2,500,000  2,992,800
                                               ----------------------------------    --------- ----------
                                                             State General Obligations Total    4,219,550

                                                                                               ----------
                                                                            TAX-BACKED TOTAL   75,823,453


TRANSPORTATION - 10.3 %
Air Transportation - 0.6%
---------------------------------------------- ----------------------------------    --------- ----------
    NY Port Authority of New York & New Jersey JFK International Air Terminal,
                                               Series 1997,
                                                  6.250% 12/01/08                    1,000,000  1,150,740
                                               ----------------------------------    --------- ----------
                                                                    Air Transportation Total    1,150,740
Airports - 3.1%
---------------------------------------------- ----------------------------------    --------- ----------
                                    GA Atlanta Series 2000 A,
                                                  5.500% 01/01/26                    2,000,000  2,310,020
                                               ----------------------------------    --------- ----------
                   PA Allegheny County Airport Pittsburgh International Airport,
                                               Series 1997 A-1,
                                                  5.750% 01/01/10                    1,750,000  1,941,975
                                               ----------------------------------    --------- ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

Municipal Bonds - (continued)

TRANSPORTATION - (continued)
Airports - (continued)                                                        Par ($)  Value ($)
------------------------------------- -----------------------------------   --------- ----------
TX Dallas-Fort Worth Regional Airport Series 1992 A,
                                         7.375% 11/01/11                    1,380,000  1,442,045
                                      -----------------------------------   --------- ----------
                                                                     Airports Total    5,694,040
Ports - 0.7%
------------------------------------- -----------------------------------   --------- ----------
                   WA Port of Seattle Series 2000 B,
                                         6.000% 02/01/14                    1,000,000  1,163,040
                                      -----------------------------------   --------- ----------
                                                                        Ports Total    1,163,040
Toll Facilities - 2.1%
------------------------------------- -----------------------------------   --------- ----------
           NY State Thruway Authority Highway & Bridge:
                                       Series 2001 B,
                                         5.250% 04/01/15                      500,000    551,950
                                       Series E,
                                         5.500% 11/15/20                      375,000    431,246
                                      -----------------------------------   --------- ----------
         PA State Turnpike Commission Series 2001 T,
                                         5.500% 12/01/13                    1,000,000  1,154,210
                                      -----------------------------------   --------- ----------
           WV State Parkways Economic Series 2002,
      Development & Tourism Authority    5.250% 05/15/14                    1,500,000  1,691,850
                                      -----------------------------------   --------- ----------
                                                              Toll Facilities Total    3,829,256
Transportation - 3.8%
------------------------------------- -----------------------------------   --------- ----------
 IL Regional Transportation Authority Series 1996 C,
                                         7.750% 06/01/20                    5,000,000  6,958,300
                                      -----------------------------------   --------- ----------
                                                               Transportation Total    6,958,300

                                                                                      ----------
                                                               TRANSPORTATION TOTAL   18,795,376

UTILITY - 24.2%
Investor Owned - 0.6%
------------------------------------- -----------------------------------   --------- ----------
         MI St. Clair County Economic Detroit Edison Co., Series 1993 AA,
                    Development Corp.    6.400% 08/01/24                    1,000,000  1,156,060
                                      -----------------------------------   --------- ----------
                                                               Investor Owned Total    1,156,060
Joint Power Authority - 12.3%
------------------------------------- -----------------------------------   --------- ----------
GA State Municipal Electric Authority Series 1997 Y,
                                         6.400% 01/01/13                      945,000  1,136,665
                                      -----------------------------------   --------- ----------
    SC State Public Service Authority Series 1995 A,
                                         6.250% 01/01/22                    1,500,000  1,654,110
                                      -----------------------------------   --------- ----------
      TX State Municipal Power Agency Series 1989:
                                         (a) 09/01/10                         270,000    215,557
                                         (a) 09/01/10                       4,730,000  3,758,742
                                         (a) 09/01/11                         430,000    323,868
                                         (a) 09/01/11                       7,470,000  5,607,878
                                         (a) 09/01/12                         155,000    109,917
                                         (a) 09/01/12                       2,845,000  2,015,085
                                      Series 1993,
                                         (a) 09/01/15                         140,000     84,211
                                         (a) 09/01/15                       8,735,000  5,279,001
                                      -----------------------------------   --------- ----------

                                             See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

Municipal Bonds - (continued)

UTILITY - (continued)
Joint Power Authority - (continued)                                            Par ($)   Value ($)
-------------------------------------- ----------------------------------    --------- -----------
     WA Energy Northwest, Project No.1 Series 2002 A,
                                          5.500% 07/01/15                    2,000,000   2,233,180
                                       ----------------------------------    --------- -----------
                                                         Joint Power Authority Total    22,418,214
Municipal Electric - 2.5%
-------------------------------------- ----------------------------------    --------- -----------
                          AK Anchorage Series 1993,
                                          8.000% 12/01/09                    1,000,000   1,285,790
                                       ----------------------------------    --------- -----------
CA State Department of Water Resources Series 2002 A,
                                          5.500% 05/01/13                    2,500,000   2,830,400
                                       ----------------------------------    --------- -----------
 SD Heartland Consumers Power District Series 1992,
                                          6.000% 01/01/09                      300,000     339,285
                                       ----------------------------------    --------- -----------
                                                            Municipal Electric Total     4,455,475
Water & Sewer - 8.8%
-------------------------------------- ----------------------------------    --------- -----------
                         FL Lee County Series 1999 A,
                                          4.750% 10/01/23                    1,500,000   1,513,605
                                       ----------------------------------    --------- -----------
                FL Saint John's County Saint Augustine Shores System,
               Water & Sewer Authority Series 1991 A:
                                          (a) 06/01/13                       2,600,000   1,778,478
                                          (a) 06/01/14                       1,500,000     970,170
                                       ----------------------------------    --------- -----------
              GA Atlanta Water & Sewer Series 1993,
                                          5.500% 11/01/22                    1,000,000   1,130,570
                                       ----------------------------------    --------- -----------
             GA Columbus Water & Sewer Series 2002,
                                          5.000% 05/01/11                    1,220,000   1,363,228
                                       ----------------------------------    --------- -----------
                      GA Fulton County Series 1992,
                                          6.375% 01/01/14                      190,000     229,098
                                       ----------------------------------    --------- -----------
     MA State Water Resource Authority Series 1998 B,
                                          4.500% 08/01/22                    1,000,000     986,270
                                       ----------------------------------    --------- -----------
                       MI Grand Rapids Series 2000,
                                          5.250% 01/01/18                    1,000,000   1,087,420
                                       ----------------------------------    --------- -----------
NJ Cape May County Municipal Utilities Series 2000A,                         1,000,000   1,167,490
                       Sewer Authority    5.750% 01/01/16
                                       ----------------------------------    --------- -----------
                          OH Cleveland Series 1993 G,
                                          5.500% 01/01/21                    1,015,000   1,148,107
                                       ----------------------------------    --------- -----------
       OH Hamilton County Sewer System Series 2001 A,
                                          5.250% 12/01/15                      500,000     552,925
                                       ----------------------------------    --------- -----------
         SC Grand Strand Water & Sewer Series 2001,
                                          5.250% 06/01/16                    1,000,000   1,096,190
                                       ----------------------------------    --------- -----------
          TN Clarksville Water & Sewer Series 2002,
                                          5.200% 02/01/15                    1,645,000   1,840,294
                                       ----------------------------------    --------- -----------
       TX Houston Water & Sewer System Series 1998 A,
                                          (a)12/01/19                        2,500,000   1,147,675
                                       ----------------------------------    --------- -----------
                                                                 Water & Sewer Total    16,011,520
                                                                                       -----------
                                                                       UTILITY TOTAL    44,041,269

                                       Total Municipal Bonds
                                       (cost of $154,853,424)                          177,651,021
Purchased Put Option - 0.2%                                                  Contracts
           10 Year U.S. Treasury Notes Strike Price 108, Expires 02/21/04
                                       (cost of $461,695)                          382     328,281

See notes to investment portfolio.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund


Short-Term Obligations - 1.1%
Variable Rate Demand Notes (e) - 1.1%                                             Par ($)    Value ($)
------------------------------------------ -------------------------------------- ------- ------------
                MN Brooklyn Center Revenue Brookdale Corp II PJ,
                                              1.150% 12/01/14                     500,000      500,000
                                           -------------------------------------- ------- ------------
          CO Health and Hospital Authority Healthcare Revenue, Series B,
                                              1.150% 12/01/31                     300,000      300,000
                                           -------------------------------------- ------- ------------
                      IN Health Facilities Fayette Memorial Hospital,
                                              1.150% 10/01/32                     500,000      500,000
                                           -------------------------------------- ------- ------------
    MO State Health and Elderly Facilities Bethesda Health Group, Series A,
                                              1.150% 08/01/31                     300,000      300,000
                                           -------------------------------------- ------- ------------
WY Unita County, Chevron USA, Inc. Project Series 1993,
                                              1.050% 08/15/20                     500,000      500,000
                                           -------------------------------------- ------- ------------

                                           Total Short-Term Obligations
                                           (cost of $2,100,000)                              2,100,000

                                           Total Investments - 98.8%
                                           (cost of $157,415,119) (f)                      180,079,302

                                           Other Assets & Liabilities, Net - 1.2%            2,177,684

                                           Net Assets - 100.0%                            $182,256,986

                              Notesto Investment Portfolio:

                                (a)Zero coupon bond.
                                (b)The Fund has been informed that each issuer
                                   has placed direct obligations of the U.S.
                                   Government in an irrevocable trust, solely for the payment of principal and interest.
                                (c)Denotes a restricted security, which is
                                   subject to restrictions on resale under
                                   federal securities laws. At November 30, 2003, this security amounted to $1,337,590, which represents 0.7% of net assets.

                                   Additional information on this restricted security is as follows:

                                                         Acquisition Acquisition
      Security                                              date        cost
      --------------------------------------------------------------------------
      FL Tampa Bay Water Utility
       System Revenue, Series 1999, 10.100% 10/01/29 (d)  09/29/99    $993,440

                                (d)Interest rates on variable rate securities
                                   change periodically. The rate listed is as of November 30, 2003.
                                (e)Variable rate demand notes are considered
                                   short-term obligations. Interest rates
                                   change periodically on specified dates.
                                   These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2003.
                                (f)Cost for federal income tax purposes is
                                   $156,965,595.

                                   The Fund holds investments that are insured by private insurers who guarantee the paymant of principal and interest in the event of default or that are supported by a letter of credit. A listing of these insurers is as follows:

                                                    % of total
                 Insurer                            investment
                 ---------------------------------------------
                 MBIA Insurance Corp.                  27.0%
                 Financial Guaranty Insurance Co.      26.6
                 AMBAC Assurance Corp.                 23.2
                 Financial Security Assurance, Inc.    12.9
                 Connie Lee Insurance Co.               1.2
                 Capital Guaranty Insurance Co.         0.7
                 GNMA Collateralized                    0.4
                                                       ----
                                                       92.0%
                                                       ====

                                             See notes to financial statements.

      STATEMENT OF ASSETS AND LIABILITIES
                                          --------------------------------
      November 30, 2003                   Columbia Tax-Exempt Insured Fund

                                                                                         ($)
-------------------------- ----------------------------------------------- ----- -----------
                   Assets: Investments, at cost                                  157,415,119
                           Investments, at value                                 180,079,302
                           Cash                                                       89,248
                           Receivable for:
                            Interest                                               2,629,336
                           Deferred Trustees' compensation plan                        6,397

                                                                                 -----------
                                                                    Total Assets 182,804,283
                           ----------------------------------------------- ----- -----------
              Liabilities: Payable for:
                            Fund shares repurchased                                  103,866
                            Distributions                                            214,181
                            Investment advisory fee                                   63,957
                            Transfer agent fee                                        53,691
                            Pricing and bookkeeping fees                               7,672
                            Trustees' fees                                               990
                            Distribution and service fees                             52,009
                           Deferred Trustees' fees                                     6,397
                           Other liabilities                                          44,534

                                                                                 -----------
                                                               Total Liabilities     547,297

                                                                      Net Assets 182,256,986
                           ----------------------------------------------- ----- -----------
Composition of Net Assets: Paid-in capital                                       158,823,928
                           Undistributed net investment income                       392,622
                           Accumulated net realized gain                             376,253
                           Net unrealized appreciation on investments             22,664,183

                                                                                 -----------

                                                                      Net Assets 182,256,986
                           ----------------------------------------------- ----- -----------
                  Class A: Net assets                                            143,982,058
                           Shares outstanding                                     16,341,596
                           Net asset value per share                                 8.81(a)
                           Maximum offering price per share ($8.81/0.9525)           9.25(b)
                           ----------------------------------------------- ----- -----------
                  Class B: Net assets                                             26,347,247
                           Shares outstanding                                      2,990,316
                           Net asset value and offering price per share              8.81(a)
                           ----------------------------------------------- ----- -----------
                  Class C: Net assets                                             11,927,681
                           Shares outstanding                                      1,353,767
                           Net asset value and offering price per share              8.81(a)

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See notes to financial statements.

     STATEMENT OF OPERATIONS
                                          --------------------------------
     For the Year Ended November 30, 2003 Columbia Tax-Exempt Insured Fund

                                                                                                            ($)
------------------------------------------ ------------------------------------------------------   ----------
                        Investment Income: Interest                                                  9,204,216
                                           ------------------------------------------------------   ----------
                                 Expenses: Investment advisory fee                                   1,051,895
                                           Distribution fee:
                                            Class B                                                    206,515
                                            Class C                                                     88,752
                                           Service fee:
                                            Class A                                                    294,027
                                            Class B                                                     55,071
                                            Class C                                                     23,648
                                           Transfer agent fee                                          371,840
                                           Pricing and bookkeeping fees                                 79,572
                                           Trustees' fees                                               13,152
                                           Custody fee                                                   9,940
                                           Other expenses                                              122,619

                                                                                                    ----------
                                            Total Operating Expenses                                 2,317,031
                                           Fees waived by Investment Advisor                           (42,978)
                                           Fees waived by Distributor - Class C                        (35,545)
                                           Custody earnings credit                                        (506)

                                                                                                    ----------
                                            Net Expenses                                             2,238,002

                                                                                                    ----------
                                           Net Investment Income                                     6,966,214
                                           ------------------------------------------------------   ----------
Net Realized and Unrealized Gain (Loss) on Net realized gain on:
        Investments and Futures Contracts:  Investments                                              1,257,313
                                            Futures contracts                                          743,939

                                                                                                    ----------
                                              Net realized gain                                      2,001,252
                                           Net change in unrealized appreciation/depreciation on:
                                            Investments                                              4,024,298
                                            Futures contracts                                          (17,252)

                                                                                                    ----------
                                              Net change in unrealized appreciation/depreciation     4,007,046

                                                                                                    ----------
                                           Net Gain                                                  6,008,298

                                                                                                    ----------
                                           Net Increase in Net Assets from Operations               12,974,512

                                             See notes to financial statements.

      STATEMENT OF CHANGES IN NET ASSETS
                                         --------------------------------
      November 30, 2003                  Columbia Tax-Exempt Insured Fund

Increase (Decrease) in Net Assets:      Year Ended November 30,                                       2003 ($)      2002 ($)
--------------------------------------- -------------------------------------------------------- ------------  ------------
                            Operations: Net investment income                                       6,966,214     7,209,487
                                        Net realized gain on investments and futures contracts      2,001,252       628,089
                                        Net change in unrealized appreciation on investments and
                                        futures contracts                                           4,007,046     1,866,908

                                                                                                 ------------  ------------
                                           Net Increase from Operations                            12,974,512     9,704,484
                                        -------------------------------------------------------- ------------  ------------
Distributions Declared to Shareholders: From net investment income:
                                         Class A                                                   (5,517,147)   (5,993,239)
                                         Class B                                                     (825,781)     (817,765)
                                         Class C                                                     (389,782)     (288,785)
                                        From net realized gains:
                                         Class A                                                     (759,066)   (1,851,860)
                                         Class B                                                     (138,797)     (300,063)
                                         Class C                                                      (53,797)      (85,841)

                                                                                                 ------------  ------------
                                           Total Distributions Declared to Shareholders            (7,684,370)   (9,337,553)
                                        -------------------------------------------------------- ------------  ------------
                    Share Transactions: Class A:
                                         Subscriptions                                             14,820,974    24,230,446
                                         Distributions reinvested                                   3,860,002     4,998,758
                                         Redemptions                                              (26,847,672)  (28,737,710)

                                                                                                 ------------  ------------
                                           Net Increase (Decrease)                                 (8,166,696)      491,494
                                        Class B:
                                         Subscriptions                                              5,460,670    11,661,633
                                         Distributions reinvested                                     608,437       701,787
                                         Redemptions                                               (7,594,280)   (9,229,351)

                                                                                                 ------------  ------------
                                           Net Increase (Decrease)                                 (1,525,173)    3,134,069
                                        Class C:
                                         Subscriptions                                              7,611,169     9,931,096
                                         Distributions reinvested                                     251,476       187,450
                                         Redemptions                                               (6,308,163)   (6,290,160)

                                                                                                 ------------  ------------
                                           Net Increase                                             1,554,482     3,828,386
                                         Net Increase (Decrease) from Share Transactions           (8,137,387)    7,453,949

                                                                                                 ------------  ------------
                                           Total Increase (Decrease) in Net Assets                 (2,847,245)    7,820,880
                                        -------------------------------------------------------- ------------  ------------
                            Net Assets: Beginning of period                                       185,104,231   177,283,351
                                        End of period (undistributed net investment income of
                                        $392,622 and $407,435, respectively),                    $182,256,986  $185,104,231
                                        -------------------------------------------------------- ------------  ------------
                     Changes in Shares: Class A:
                                         Subscriptions                                              1,699,453     2,851,590
                                         Issued for distributions reinvested                          441,809       592,377
                                         Redemptions                                               (3,067,526)   (3,369,500)

                                                                                                 ------------  ------------
                                           Net Increase (Decrease)                                   (926,264)       74,467
                                        Class B:
                                         Subscriptions                                                625,385     1,363,189
                                         Issued for distributions reinvested                           69,653        83,176
                                         Redemptions                                                 (872,274)   (1,081,173)

                                                                                                 ------------  ------------
                                           Net Increase (Decrease)                                   (177,236)      365,192
                                        Class C:
                                         Subscriptions                                                865,705     1,157,173
                                         Issued for distributions reinvested                           28,788        22,135
                                         Redemptions                                                 (727,294)     (737,304)

                                                                                                 ------------  ------------
                                           Net Increase                                               167,199       442,004

See notes to financial statements.

         NOTES TO FINANCIAL STATEMENTS
                                       --------------------------------
         November 30, 2003             Columbia Tax-Exempt Insured Fund

Note 1. Organization

Columbia Tax-Exempt Insured Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

Fund Shares

The Fund may issue an unlimited number of shares, and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

On October 13, 2003, the Fund changed its name from Liberty Tax-Exempt Insured Fund to Columbia Tax-Exempt Insured Fund. Also on that date, the Trust changed its name from Liberty Funds Trust IV to Columbia Funds Trust IV.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Restricted securities and investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund

value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

--------------------------------------------------------------------------------
               November 30, 2003 Columbia Tax-Exempt Insured Fund


Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                     Undistributed Net Accumulated
                        Investment     Net Realized Paid-In
                          Income           Gain     Capital
                     --------------------------------------
                        $(248,317)       $248,317     $--
                     --------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                                        November 30, November 30,
                                                2003         2002
               --------------------------------------------------
               Distributions paid from:
               --------------------------------------------------
                Tax-Exempt Income         $6,702,826   $7,074,184
               --------------------------------------------------
                Ordinary Income*              29,884      766,076
               --------------------------------------------------
                Long-Term Capital Gains      951,660    1,497,293
               --------------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

             Undistributed Undistributed Undistributed     Net
              Tax-Exempt     Ordinary      Long-term    Unrealized
                Income        Income     Capital Gains Appreciation
             ------------------------------------------------------
               $169,159      $155,039     $1,841,233   $23,247,121
             ------------------------------------------------------

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $23,307,659
                   Unrealized depreciation          (60,538)
                   -----------------------------------------
                                                -----------
                    Net unrealized appreciation $23,247,121
                   -----------------------------------------

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisor/Administrator Merger

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

--------------------------------------------------------------------------------

               November 30, 2003 Columbia Tax-Exempt Insured Fund


Investment Advisory Fee

Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Fund at the following annual rates:

                       Average Daily Net Assets Fee Rate
                       ---------------------------------
                           First $1 billion      0.60%
                       ---------------------------------
                           Next $2 billion       0.55%
                       ---------------------------------
                           Next $1 billion       0.50%
                       ---------------------------------
                           Over $4 billion       0.45%
                       ---------------------------------

For the period July 1, 2003 through October 31, 2003, Columbia waived investment advisory fees by 0.07% annually of the Fund's average daily net assets.

For the year ended November 30, 2003, the Fund's effective investment advisory fee rate was 0.54%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.043%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for an annual fee of $34.00 per open account for transfer agent fees. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions, in addition to reimbursement for certain out-of-pocket expenses. For the year ended November 30, 2003, the effective transfer agent fee rate, exclusive of out-of-pocket expenses, was 0.12%.

Effective October 13, 2003 Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees:

Effective October 13, 2003, Liberty Funds Distributor, Inc. (the
"Distributor"), an affiliate of Columbia and the Fund's principal underwriter, changed its name to Columbia Funds Distributor, Inc. For the year ended November 30, 2003, the Distributor retained net underwriting discounts of $27,669 on sales of the Fund's Class A shares and received CDSC of $12, $105,245 and $12,415 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. A Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
               November 30, 2003 Columbia Tax-Exempt Insured Fund


Note 5. Portfolio Information

Purchases and Sales of Securities

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,306,760 and $19,022,369, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended November 30, 2003, the Fund did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Geographic Concentration

The Fund has greater than 5% of its net assets at November 30, 2003 invested in debt obligations issued by the states of California, Georgia, Illinois, Indiana, Texas and Washington and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. At November 30, 2003, investments supported by private insurers or by a letter of credit from institutions that represent greater than 5% of the total investments of the Fund were as follows:

                                                                      % of total
                                   Insurer                            investment
                                   ---------------------------------------------
                                   MBIA Insurance Corp.                  27.0%
                                   Financial Guaranty Insurance Co.      26.6
                                   AMBAC Assurance Corp.                 23.2
                                   Financial Security Assurance, Inc.    12.9

Legal Proceedings

Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such Fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

             FINANCIAL HIGHLIGHTS
                                  --------------------------------
                                  Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                       Year Ended November 30,
Class A Shares                                          2003               2002            2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   8.56         $   8.55           $   8.24        $   7.92        $   8.62
----------------------------------------------- --------     -   --------       -   --------    -   --------    -   --------
Income from Investment Operations:
Net investment income                              0.34 (a)          0.35(a)(b)         0.37(a)         0.38(c)         0.37
Net realized and unrealized gain (loss) on
investments and futures contracts                   0.28             0.11(b)            0.37            0.35           (0.61)
                                                --------         --------           --------        --------        --------
Total from Investment Operations                    0.62             0.46               0.74            0.73           (0.24)
----------------------------------------------- --------     -   --------       -   --------    -   --------    -   --------
Less Distributions Declared to Shareholders:
From net investment income                         (0.33)           (0.34)             (0.36)          (0.38)          (0.37)
From net realized gains                            (0.04)           (0.11)             (0.07)          (0.03)          (0.09)
                                                --------         --------           --------        --------        --------
Total Distributions Declared
to Shareholders                                    (0.37)           (0.45)             (0.43)          (0.41)          (0.46)
----------------------------------------------- --------     -   --------       -   --------    -   --------    -   --------
Net Asset Value, End of Period                  $   8.81         $   8.56           $   8.55        $   8.24        $   7.92
Total return (d)                                    7.39%(e)         5.61%              9.15%           9.51%          (2.87)%
----------------------------------------------- --------     -   --------       -   --------    -   --------    -   --------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                        1.06%            1.06%              1.09%           1.07%           1.09%
Net investment income (f)                           3.88%           4.10 %(b)           4.32%           4.81%           4.53%
Waiver/reimbursement                                0.02%              --                 --              --              --
Portfolio turnover rate                                5%              11%                 9%             15%              5%
Net assets, end of period (000's)               $143,982         $147,826           $146,965        $135,291        $140,759
----------------------------------------------- --------     -   --------       -   --------    -   --------    -   --------



(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                     Year Ended November 30,
Class B Shares                                         2003              2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  8.56         $  8.55           $  8.24        $  7.92        $  8.62
----------------------------------------------- -------     -   -------       -   -------    -   -------    -   -------
Income from Investment Operations:
Net investment income                              0.27(a)         0.28(a)(b)       0.30 (a)        0.32(c)        0.31
Net realized and unrealized gain (loss) on
investments and futures contracts                  0.28            0.12(b)           0.38           0.35          (0.61)
                                                -------         -------           -------        -------        -------
Total from Investment Operations                   0.55            0.40              0.68           0.67          (0.30)
----------------------------------------------- -------     -   -------       -   -------    -   -------    -   -------
Less Distributions Declared to Shareholders:
From net investment income                        (0.26)          (0.28)            (0.30)         (0.32)         (0.31)
From net realized gains                           (0.04)          (0.11)            (0.07)         (0.03)         (0.09)
                                                -------         -------           -------        -------        -------
Total Distributions Declared
to Shareholders                                   (0.30)          (0.39)            (0.37)         (0.35)         (0.40)
----------------------------------------------- -------     -   -------       -   -------    -   -------    -   -------
Net Asset Value, End of Period                  $  8.81         $  8.56           $  8.55        $  8.24        $  7.92
Total return (d)                                   6.59%(e)        4.83%             8.36%          8.69%         (3.60)%
----------------------------------------------- -------     -   -------       -   -------    -   -------    -   -------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.81%           1.81%             1.84%          1.82%          1.84%
Net investment income (f)                          3.13%           3.35%(b)          3.57%          4.06%          3.78%
Waiver/reimbursement                               0.02%             --                --             --             --
Portfolio turnover rate                               5%             11%                9%            15%             5%
Net assets, end of period (000's)               $26,347         $27,120           $23,954        $24,417        $34,383
----------------------------------------------- -------     -   -------       -   -------    -   -------    -   -------


(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                    Year Ended November 30,
Class C Shares                                        2003              2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  8.56        $  8.55           $  8.24        $  7.92        $  8.62
----------------------------------------------- -------    -   -------       -   -------    -   -------    -   -------
Income from Investment Operations:
Net investment income                              0.30(a)        0.31(a)(b)        0.33(a)        0.34(c)        0.33
Net realized and unrealized gain (loss) on
investments and futures contracts                  0.28           0.11(b)           0.37           0.35          (0.61)
                                                -------        -------           -------        -------        -------
Total from Investment Operations                   0.58           0.42              0.70           0.69          (0.28)
----------------------------------------------- -------    -   -------       -   -------    -   -------    -   -------
Less Distributions Declared to Shareholders:
From net investment income                        (0.29)         (0.30)            (0.32)         (0.34)         (0.33)
From net realized gains                           (0.04)         (0.11)            (0.07)         (0.03)         (0.09)
                                                -------        -------           -------        -------        -------
Total Distributions Declared
to Shareholders                                   (0.33)         (0.41)            (0.39)         (0.37)         (0.42)
----------------------------------------------- -------    -   -------       -   -------    -   -------    -   -------
Net Asset Value, End of Period                  $  8.81        $  8.56           $  8.55        $  8.24        $  7.92
Total return (d)(e)                                6.91%          5.14%             8.67%          9.02%         (3.31)%
----------------------------------------------- -------    -   -------       -   -------    -   -------    -   -------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.51%          1.51%             1.54%          1.52%          1.54%
Net investment income (f)                          3.42%          3.65%(b)          3.87%          4.36%          4.08%
Waiver/reimbursement                               0.32%          0.30%             0.30%          0.30%          0.30%
Portfolio turnover rate                               5%            11%                9%            15%             5%
Net assets, end of period (000's)               $11,928        $10,158           $ 6,364        $   676        $   641
----------------------------------------------- -------    -   -------       -   -------    -   -------    -   -------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor/Distributor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                      REPORT OF INDEPENDENT AUDITORS
                          Columbia Tax-Exempt Insured Fund

To the Trustees of Columbia Funds Trust IV and the Shareholders of Columbia Tax-Exempt Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Insured Fund (the "Fund") (formerly Liberty Tax-Exempt Insured Fund) (a series of Columbia Funds Trust IV) (formerly Liberty Funds Trust IV) at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 16, 2004

                      UNAUDITED INFORMATION

                          Columbia Tax-Exempt Insured Fund

Federal Income Tax Information

For the fiscal year ended November 30, 2003, the Fund designated long-term capital gains of $1,852,531.

99.56% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

                   TRUSTEES
                            --------------------------------
                            Columbia Tax-Exempt Insured Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Funds. Messrs. Simpson and Woolworth had been directors/trustees of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Funds were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Funds now oversees 119 funds in the Columbia Funds complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds complex.

The trustees/directors serve terms of indefinite duration. The names, addresses and ages of the trustees/directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each trustee/director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds complex. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Douglas A. Hacker (Age 48)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from March, 1993 to September, 2001).
                                               Oversees 119, Orbitz (an online travel company).
                                               ---------------------------------------------------------------------------
Janet Langford Kelly (Age 46)                  Chief Administrative Officer and Senior Vice President, Kmart Holding
3100 West Beaver Road                          Corporation (consumer goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                            Vice President-Corporate Development and Administration, General Counsel
Trustee (since 1996)                           and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel,
                                               Sara Lee Corporation (branded, packaged, consumer-products manufacturer)
                                               from January, 1995 to September, 1999). Oversees 119, None.
                                               ---------------------------------------------------------------------------
Richard W. Lowry (Age 67)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 121/3/, None.
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
Charles R. Nelson (Age 61)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993; Director, Institute for Economic
Seattle, WA 98195                              Research, University of Washington, since September, 2001; Adjunct
Trustee (since 1981)                           Professor of Statistics, University of Washington, since September, 1980;
                                               Associate Editor, Journal of Money Credit and Banking, since September,
                                               1993; consultant on econometric and statistical matters. Oversees 119,
                                               None.
                                               ---------------------------------------------------------------------------
John J. Neuhauser (Age 60)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to September, 1999). Oversees 122/3,4/, Saucony, Inc.
Trustee (since 1985)                           (athletic footwear); SkillSoft Corp. (e-learning).
                                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Patrick J. Simpson (Age 58)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 124, None.
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
Thomas E. Stitzel (Age 67)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 119, None.
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
Thomas C. Theobald (Age 66)                    Managing Director, William Blair Capital Partners (private equity
27 West Monroe Street,                         investing) since September, 1994. Oversees 119, Anixter International
Suite 3500                                     (network support equipment distributor), Jones Lang LaSalle (real estate
Chicago, IL 60606                              management services) and MONY Group (life insurance).
Trustee and Chairman of the Board/6/
(since 1996)
                                               ---------------------------------------------------------------------------
Anne-Lee Verville (Age 58)                     Author and speaker on educational systems needs (formerly General Manager,
359 Stickney Hill Road                         Global Education Industry, IBM Corporation (computer and technology) from
Hopkinton, NH 03229                            1994 to 1997). Oversees 120/4/, Chairman of the Board of Directors, Enesco
Trustee (since 1998)                           Group, Inc. (designer, importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
Richard L. Woolworth (Age 62)                  Chairman and Chief Executive Officer, The Regence Group (regional health
100 S.W. Market Street                         insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of
#1500                                          Oregon; Certified Public Accountant, Arthur Young & Company). Oversees
Portland, OR 97207                             119, NW Natural (a natural gas service provider)
Trustee (since 1991)
                                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund

Name, address, age, Position with funds,       Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds complex overseen by trustee/director, Other directorships held

Interested Trustees
William E. Mayer/2/ (Age 63)                   Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                February, 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                     November 1996 to February, 1999). Oversees 121/3/, Lee Enterprises (print
New York, NY 10022                             media), WR Hambrecht + Co. (financial service provider) and First Health
Trustee (since 1994)                           (healthcare).
                                               ---------------------------------------------------------------------------
Joseph R. Palombo/2/ (Age 50)                  Executive Vice President and Chief Operating Officer of Columbia
One Financial Center                           Management Group, Inc. since December, 2001 and Director, Executive Vice
Boston, MA 02111                               President and Chief Operating Officer of Columbia Management Advisors,
Trustee and President (since 2000)             Inc. (Advisor) since April, 2003 (formerly Chief Operations Officer of
                                               Mutual Funds, Liberty Financial Companies, Inc. from August, 2000 to
                                               November, 2001; Executive Vice President of Stein Roe & Farnham
                                               Incorporated (Stein Roe) from April, 1999 to April, 2003; Director of
                                               Colonial Management Associates, Inc. (Colonial) from April, 1999 to April,
                                               2003; Director of Stein Roe from September, 2000 to April, 2003) President of Columbia Funds and Galaxy Funds since February, 2003 (formerly Vice
                                               President from September 2002 to February 2003); Manager of Columbia
                                               Floating Rate Limited Liability Company since October, 2000; (formerly
                                               Vice President of the Columbia Funds from April, 1999 to August, 2000;
                                               Chief Operating Officer and Chief Compliance Officer, Putnam Mutual Funds
                                               from December, 1993 to March, 1999). Oversees 120/5/, None
                                               ---------------------------------------------------------------------------


                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex).
                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
                                /3/Messrs. Lowry, Neuhauser and Mayer each also
                                   serve as a director/trustee of the All-Star
                                   Funds, currently consisting of 2 funds,
                                   which are advised by an affiliate of the Advisor.
                                /4/Mr. Neuhauser and Ms. Verville also serve as
                                   disinterested directors of Columbia
                                   Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
                                /5/Mr. Palombo also serves as an interested
                                   director of Columbia Management
                                   Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
                                /6/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

                   OFFICERS
                            --------------------------------
                            Columbia Tax-Exempt Insured Fund

Name, address, age, Position with Columbia Funds,
Year first elected or appointed to office           Principal occupation(s) during past five years

Vicki L. Benjamin (Age 42)                          Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                May, 2002; Chief Accounting Officer of the Columbia Funds and Liberty
Boston, MA 02111                                    All-Star Funds since June, 2001; Controller and Chief Accounting Officer
Chief Accounting Officer and Controller             of the Galaxy Funds since September, 2002 (formerly Vice President,
(since 2001)                                        Corporate Audit, State Street Bank and Trust Company from May, 1998 to
                                                    April, 2001).
                                                    ---------------------------------------------------------------------------
J. Kevin Connaughton (Age 39)                       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December, 2000; Vice President of the Advisor since April, 2003 (formerly
Boston, MA 02111                                    Controller of the Liberty Funds and of the Liberty All-Star Funds from
Treasurer (since 2000)                              February, 1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                    September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund,
                                                    LLC since December, 2002 (formerly Vice President of Colonial from
                                                    February, 1998 to October, 2000).
                                                    ---------------------------------------------------------------------------
David A. Rozenson (Age 49)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December, 2003; Senior Counsel, Fleet Boston Financial Corporation since
Boston, MA 02111                                    January; 1996. Associate General Counsel, Columbia Management Group since
Secretary (since 2003)                              November, 2002.
                                                    ---------------------------------------------------------------------------

    IMPORTANT INFORMATION ABOUT THIS REPORT
                                            --------------------------------
                                            Columbia Tax-Exempt Insured Fund

Transfer Agent

Columbia Funds Services, Inc. P.O. Box 8081 Boston MA 02266-8081 800.345.6611

Distributor

Columbia Funds Distributor, Inc. One Financial Center Boston MA 02111

Investment Advisor

Columbia Management Advisors, Inc 100 Federal Street Boston MA 02111

Auditor

PricewaterhouseCoopers LLP
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                COLUMBIA FUNDS
                               --------------------------------
                               Columbia Tax-Exempt Insured Fund

---------------------  ---------------------------------------------------------------------------
        Large Growth   Columbia Common Stock
                       Columbia Growth
                       Columbia Growth Stock
                       Columbia Large Cap Growth
                       Columbia Tax-Managed Growth
                       Columbia Tax-Managed Growth II
                       Columbia Young Investor
                       ---------------------------------------------------------------------------
         Large Value   Columbia Disciplined Value
                       Columbia Growth & Income
                       Columbia Large Cap Core
                       Columbia Tax-Managed Value
                       ---------------------------------------------------------------------------
       Midcap Growth   Columbia Acorn Select
                       Columbia Mid Cap Growth
                       Columbia Tax-Managed Aggressive Growth
                       ---------------------------------------------------------------------------
        Midcap Value   Columbia Dividend Income
                       Columbia Mid Cap
                       Columbia Strategic Investor
                       ---------------------------------------------------------------------------
        Small Growth   Columbia Acorn
                       Columbia Acorn USA
                       Columbia Small Company Equity
                       ---------------------------------------------------------------------------
         Small Value   Columbia Small Cap
                       Columbia Small-Cap Value
                       ---------------------------------------------------------------------------
            Balanced   Columbia Asset Allocation
                       Columbia Balanced
                       Columbia Liberty Fund
                       ---------------------------------------------------------------------------
           Specialty   Columbia Real Estate Equity
                       Columbia Technology
                       Columbia Utilities
                       ---------------------------------------------------------------------------
Taxable Fixed-Income   Columbia Contrarian Income
                       Columbia Corporate Bond
                       Columbia Federal Securities
                       Columbia Fixed Income Securities
                       Columbia High Yield
                       Columbia High Yield Opportunities
                       Columbia Income
                       Columbia Intermediate Bond
                       Columbia Intermediate Government Income
                       Columbia Quality Plus Bond
                       Columbia Short Term Bond
                       Columbia Strategic Income
                       ---------------------------------------------------------------------------
       Floating Rate   Columbia Floating Rate
                       Columbia Floating Rate Advantage
                       ---------------------------------------------------------------------------
          Tax Exempt   Columbia High Yield Municipal
                       Columbia Intermediate Tax-Exempt Bond
                       Columbia Managed Municipals
                       Columbia National Municipal Bond
                       Columbia Tax-Exempt
                       Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                         Columbia Tax-Exempt Insured Fund

------------------------  ---------------------------------------------------------------------------
Single State Tax Exempt   Columbia California Tax-Exempt Columbia
                          Connecticut Intermediate Municipal Bond
                          Columbia Connecticut Tax-Exempt
                          Columbia Florida Intermediate Municipal Bond
                          Columbia Massachusetts Intermediate Municipal Bond
                          Columbia Massachusetts Tax-Exempt
                          Columbia New Jersey Intermediate Municipal Bond
                          Columbia New York Intermediate Municipal Bond
                          Columbia New York Tax-Exempt
                          Columbia Oregon Municipal Bond
                          Columbia Pennsylvania Intermediate Municipal Bond
                          Columbia Rhode Island Intermediate Municipal Bond
                          ---------------------------------------------------------------------------
           Money Market   Columbia Money Market
                          Columbia Municipal Money Market
                          ---------------------------------------------------------------------------
   International/Global   Columbia Acorn International
                          Columbia Acorn International Select
                          Columbia Europe
                          Columbia Global Equity
                          Columbia International Stock
                          Columbia Newport Asia Pacific
                          Columbia Newport Greater China
                          Columbia Newport Japan Opportunities*
                          Columbia Newport Tiger
                          ---------------------------------------------------------------------------
            Index Funds   Columbia Large Company Index
                          Columbia Small Company Index
                          Columbia U.S. Treasury Index

                                   Columbia funds are offered only by
                                   prospectus. Please see your financial
                                   advisor for a prospectus, which describes in detail fund objectives, investment policies, risks, sales charges, fees, liquidity and other matters of interest. Please read the prospectus carefully before you invest or send money.

                                *As of October 17, 2003, this fund is closed to
                                   new investors. It is scheduled for
                                   liquidation on December 5, 2003.
                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management Group and Columbia
                                   Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and to Columbia Funds Distributor, Inc.

eDELIVERY
[PHOTO APPEARS HERE]

Help you fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note - if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Exempt Insured Fund  Annual Report, November 30, 2003



[LOGO OF COLUMBIA FUNDS] ColumbiaFunds

    A Member of Columbia Management Group

    (C)2004 Columbia Funds Distributor, Inc.
    One financial Center, Boston, MA 02111-2621
    800.345.6611 www.columbiafunds.com

                             COLUMBIA UTILITIES FUND

                                  ANNUAL REPORT

                                NOVEMBER 30, 2003


                               [PHOTOGRAPH OF MAN]


                             WE ARE COLUMBIA FUNDS!


   INSIDE - MANAGEMENT'S DISCUSSION OF THE CHANGES EFFECTIVE OCTOBER 13, 2003.

PRESIDENT'S MESSAGE                                      Columbia Utilities Fund

[Joseph R. Palombo Photo]

Table of Contents

Fund Profile...............................................................   1
Performance Information....................................................   2
Economic Update............................................................   3
Portfolio Manager's Report.................................................   4
Financial Statements
  Investment Portfolio.....................................................   7
  Statement of Assets and Liabilities......................................  10
  Statement of Operations..................................................  11
  Statement of Changes in Net Assets.......................................  12
  Notes to Financial Statements............................................  13
  Financial Highlights.....................................................  18
Report of Independent Auditors.............................................  22
Unaudited Information......................................................  23
Trustees...................................................................  24
Officers...................................................................  27
Important Information About This Report....................................  28
Columbia Funds.............................................................  29

Economic and market conditions frequently change. There is no assurance that the trends described in this report will continue or commence.

---------------------------

Not FDIC   May Lose Value
 Insured  ----------------
          No Bank Guarantee

---------------------------

                    Dear Shareholder:

                    As you know, your fund has long been part of a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

                    Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Utilities Fund was changed to Columbia Utilities Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at our new website address: www.columbiafunds.com.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, portfolio manager Edward Paik discusses in depth the investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your investing in Columbia funds, and we look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

/s/ JOSEPH R. PALOMBO

Joseph R. Palombo
President

FUND PROFILE                                             Columbia Utilities Fund

Summary
N For the 12-month period ended November 30, 2003, the fund's class A shares (without sales charge) returned 7.65%.
N  The fund's return was mixed compared to its benchmarks.
N Our emphasis on telecommunications stocks accounted for most of the fund's underperformance. Telecommunications was one of the utilities sector's weakest industries.

                                    Objective
                              Seeks current income
                              and long-term growth
                                Total Net Assets
                                 $404.9 million

              Class A Shares                              S&P Utility Index
                   7.65%                                       23.13%
[Arrow Graphics]

[Fund Ratings Graphic]

The information below gives you a snapshot of your fund at the end of the reporting period. Because your fund is actively managed, there is no guarantee that breakdowns and percentages will be maintained in the future.

Top 5 sectors as of 11/30/03 (%)

Electric utilities                                              55.8
----------------------------------------------------------------------------

Diversified telecommunication services                          15.8
----------------------------------------------------------------------------

Gas utilities                                                    6.7
----------------------------------------------------------------------------

Multi-utilities & unregulated power                              6.5
----------------------------------------------------------------------------

Oil & gas                                                        5.0
----------------------------------------------------------------------------

Top 10 holdings as of 11/30/03 (%)

Verizon Communications                                           6.4
----------------------------------------------------------------------------

SBC Communications                                               5.3
----------------------------------------------------------------------------

PG&E                                                             4.8
----------------------------------------------------------------------------

Southern                                                         4.2
----------------------------------------------------------------------------

Exelon                                                           4.1
----------------------------------------------------------------------------

Consolidated Edison                                              4.1
----------------------------------------------------------------------------

Dominion Resources                                               3.8
----------------------------------------------------------------------------

BellSouth                                                        3.3
----------------------------------------------------------------------------

FPL Group                                                        3.3
----------------------------------------------------------------------------

FirstEnergy                                                      3.1
----------------------------------------------------------------------------

Portfolio holdings and sectors are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 11/30/2003.

PERFORMANCE INFORMATION                                  Columbia Utilities Fund

Performance of a $10,000 investment 12/01/93 - 11/30/03 ($)

sales charge:    without    with

---------------------------------
  Class A        15,592    14,852

---------------------------------
  Class B        14,473    14,473

---------------------------------
  Class C        14,872    14,872

---------------------------------
  Class Z        15,750     n/a

---------------------------------

Past performance does not guarantee future investment results. Current performance may be lower or higher than the performance data shown. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Value of a $10,000 investment 12/01/93 - 11/30/03

[Performance Graph]

                               CLASS A SHARES WITH      CLASS A SHARES
                                  SALES CHARGE       WITHOUT SALES CHARGE   S&P UTILITY INDEX   S&P TELECOM INDEX
                               -------------------   --------------------   -----------------   -----------------
                                       9525                 10000                 10000               10000
12/01/1993 - 12/31/1993                9686                 10169                 10125                9860
01/01/1994 - 01/31/1994                9528                 10003                 10004               10226
02/01/1994 - 02/28/1994                9087                  9540                  9455                9633
03/01/1994 - 03/31/1994                8842                  9283                  8997                9363
04/01/1994 - 04/30/1994                9038                  9489                  9100                9617
05/01/1994 - 05/31/1994                8655                  9086                  8662                9785
06/01/1994 - 06/30/1994                8456                  8878                  8406                9902
07/01/1994 - 07/31/1994                8771                  9208                  8841               10089
08/01/1994 - 08/31/1994                8796                  9235                  8891               10139
09/01/1994 - 09/30/1994                8574                  9002                  8701                9972
10/01/1994 - 10/31/1994                8688                  9121                  8853                9925
11/01/1994 - 11/30/1994                8662                  9094                  8880                9305
12/01/1994 - 12/31/1994                8685                  9118                  8932                9392
01/01/1995 - 01/31/1995                9252                  9714                  9515                9866
02/01/1995 - 02/28/1995                9306                  9770                  9582                9939
03/01/1995 - 03/31/1995                9234                  9694                  9422                9998
04/01/1995 - 04/30/1995                9424                  9894                  9719               10257
05/01/1995 - 05/31/1995                9850                 10341                 10418               10200
06/01/1995 - 06/30/1995                9882                 10375                 10317               10519
07/01/1995 - 07/31/1995                9945                 10441                 10304               10927
08/01/1995 - 08/31/1995               10177                 10685                 10257               11438
09/01/1995 - 09/30/1995               10741                 11277                 10921               12384
10/01/1995 - 10/31/1995               10974                 11521                 11079               12529
11/01/1995 - 11/30/1995               11169                 11726                 11204               12828
12/01/1995 - 12/31/1995               11708                 12292                 11856               13366
01/01/1996 - 01/31/1996               11934                 12529                 12087               13641
02/01/1996 - 02/29/1996               11644                 12224                 11713               13134
03/01/1996 - 03/31/1996               11526                 12101                 11623               12801
04/01/1996 - 04/30/1996               11401                 11969                 11387               13150
05/01/1996 - 05/31/1996               11416                 11986                 11559               13093
06/01/1996 - 06/30/1996               11845                 12435                 12193               13205
07/01/1996 - 07/31/1996               11383                 11950                 11413               12191
08/01/1996 - 08/31/1996               11438                 12009                 11669               11799
09/01/1996 - 09/30/1996               11462                 12034                 11774               11936
10/01/1996 - 10/31/1996               11929                 12524                 12362               12228
11/01/1996 - 11/30/1996               12317                 12931                 12611               13053
12/01/1996 - 12/31/1996               12414                 13033                 12528               13510
01/01/1997 - 01/31/1997               12673                 13305                 12595               13874
02/01/1997 - 02/28/1997               12894                 13537                 12504               14437
03/01/1997 - 03/31/1997               12412                 13031                 12099               13303
04/01/1997 - 04/30/1997               12510                 13134                 11894               13771
05/01/1997 - 05/31/1997               12938                 13583                 12421               14558
06/01/1997 - 06/30/1997               13318                 13982                 12796               14983
07/01/1997 - 07/31/1997               13508                 14182                 13075               15139
08/01/1997 - 08/31/1997               13200                 13859                 12828               14477
09/01/1997 - 09/30/1997               13892                 14585                 13375               15813
10/01/1997 - 10/31/1997               13960                 14656                 13502               16315
11/01/1997 - 11/30/1997               15184                 15942                 14517               18517
12/01/1997 - 12/31/1997               15924                 16718                 15616               19082
01/01/1998 - 01/31/1998               15906                 16700                 14982               20169
02/01/1998 - 02/28/1998               16285                 17097                 15490               20228
03/01/1998 - 03/31/1998               17604                 18482                 16497               22420
04/01/1998 - 04/30/1998               17116                 17970                 16116               21324
05/01/1998 - 05/31/1998               16865                 17706                 16056               21185
06/01/1998 - 06/30/1998               17099                 17952                 16669               21591
07/01/1998 - 07/31/1998               17019                 17868                 15827               22509
08/01/1998 - 08/31/1998               16069                 16871                 16198               20400
09/01/1998 - 09/30/1998               17154                 18009                 17479               22686
10/01/1998 - 10/31/1998               17648                 18528                 17145               24442
11/01/1998 - 11/30/1998               18269                 19180                 17399               25569
12/01/1998 - 12/31/1998               19462                 20433                 17931               29077
01/01/1999 - 01/31/1999               19225                 20183                 17146               31528
02/01/1999 - 02/28/1999               18763                 19699                 16491               30704
03/01/1999 - 03/31/1999               18411                 19329                 16230               30057
04/01/1999 - 04/30/1999               19935                 20929                 17618               31256
05/01/1999 - 05/31/1999               20391                 21408                 18730               31862
06/01/1999 - 06/30/1999               20795                 21832                 18074               34063
07/01/1999 - 07/31/1999               20579                 21605                 17852               33333
08/01/1999 - 08/31/1999               19894                 20886                 18034               30115
09/01/1999 - 09/30/1999               19748                 20733                 17167               31579
10/01/1999 - 10/31/1999               20345                 21359                 17414               34094
11/01/1999 - 11/30/1999               20670                 21701                 16122               35447
12/01/1999 - 12/31/1999               22059                 23159                 16281               34641
01/01/2000 - 01/31/2000               22051                 23150                 18048               33455
02/01/2000 - 02/29/2000               21063                 22113                 16934               30771
03/01/2000 - 03/31/2000               22211                 23318                 17498               34170
04/01/2000 - 04/30/2000               22388                 23505                 18860               32111
05/01/2000 - 05/31/2000               22881                 24022                 19684               28919
06/01/2000 - 06/30/2000               22062                 23162                 18513               29418
07/01/2000 - 07/31/2000               22053                 23153                 19825               27079
08/01/2000 - 08/31/2000               23634                 24813                 22539               26433
09/01/2000 - 09/30/2000               24962                 26207                 24608               26209
10/01/2000 - 10/31/2000               25459                 26729                 23661               26858
11/01/2000 - 11/30/2000               25301                 26563                 23389               23018
12/01/2000 - 12/31/2000               26124                 27426                 25590               21198
01/01/2001 - 01/31/2001               25630                 26908                 23102               24312
02/01/2001 - 02/28/2001               25530                 26803                 23943               22128
03/01/2001 - 03/31/2001               24920                 26162                 23783               21028
04/01/2001 - 04/30/2001               25615                 26892                 25167               21919
05/01/2001 - 05/31/2001               25602                 26879                 24364               21572
06/01/2001 - 06/30/2001               24460                 25680                 22422               20638
07/01/2001 - 07/31/2001               25020                 26268                 21389               21578
08/01/2001 - 08/31/2001               24758                 25992                 20807               19576
09/01/2001 - 09/30/2001               23738                 24921                 18397               20696
10/01/2001 - 10/31/2001               23550                 24725                 18331               17960
11/01/2001 - 11/30/2001               23463                 24633                 17347               18283
12/01/2001 - 12/31/2001               23862                 25052                 17800               18602
01/01/2002 - 01/31/2002               22418                 23536                 16774               17154
02/01/2002 - 02/28/2002               21347                 22411                 16405               16052
03/01/2002 - 03/31/2002               23475                 24646                 18402               15713
04/01/2002 - 04/30/2002               21597                 22674                 18060               13274
05/01/2002 - 05/31/2002               19934                 20928                 16456               13757
06/01/2002 - 06/30/2002               16934                 17778                 15288               12040
07/01/2002 - 07/31/2002               14223                 14932                 13150               10541
08/01/2002 - 08/31/2002               14467                 15189                 13643               10356
09/01/2002 - 09/30/2002               12041                 12642                 11881                8902
10/01/2002 - 10/31/2002               13001                 13649                 11665               11835
11/01/2002 - 11/30/2002               13802                 14490                 11972               13254
12/01/2002 - 12/31/2002               13690                 14373                 12460               12257
01/01/2003 - 01/30/2003               13178                 13835                 12078               11473
02/01/2003 - 02/28/2003               12329                 12944                 11506               10518
03/01/2003 - 03/31/2003               12620                 13250                 12070               10489
04/01/2003 - 04/30/2003               13357                 14023                 13114               11531
05/01/2003 - 05/31/2003               14669                 15401                 14482               12303
06/01/2003 - 06/30/2003               14935                 15679                 14647               12757
07/01/2003 - 07/31/2003               14134                 14839                 13690               12067
08/01/2003 - 08/31/2003               14415                 15134                 13952               12067
09/01/2003 - 09/30/2003               14649                 15379                 14574               11572
10/01/2003 - 10/31/2003               14888                 15630                 14728               12194
11/01/2003 - 11/30/2003               14852                 15592                 14753               12040

                               DOW JONES UTILITY
                                    AVERAGE         S&P 500 INDEX
                               -----------------    -------------
                                     10000              10000
12/01/1993 - 12/31/1993              10175              10121
01/01/1994 - 01/31/1994              10028              10465
02/01/1994 - 02/28/1994               9339              10180
03/01/1994 - 03/31/1994               8710               9737
04/01/1994 - 04/30/1994               8848               9861
05/01/1994 - 05/31/1994               8257              10023
06/01/1994 - 06/30/1994               7862               9777
07/01/1994 - 07/31/1994               8272              10098
08/01/1994 - 08/31/1994               8395              10512
09/01/1994 - 09/30/1994               8052              10255
10/01/1994 - 10/31/1994               8049              10485
11/01/1994 - 11/30/1994               7967              10104
12/01/1994 - 12/31/1994               8055              10253
01/01/1995 - 01/31/1995               8569              10519
02/01/1995 - 02/28/1995               8604              10929
03/01/1995 - 03/31/1995               8327              11251
04/01/1995 - 04/30/1995               8630              11582
05/01/1995 - 05/31/1995               9159              12045
06/01/1995 - 06/30/1995               8966              12325
07/01/1995 - 07/31/1995               9051              12734
08/01/1995 - 08/31/1995               8978              12766
09/01/1995 - 09/30/1995               9508              13305
10/01/1995 - 10/31/1995               9519              13257
11/01/1995 - 11/30/1995               9574              13839
12/01/1995 - 12/31/1995              10000              14106
01/01/1996 - 01/31/1996              10242              14585
02/01/1996 - 02/29/1996               9734              14721
03/01/1996 - 03/31/1996               9440              14862
04/01/1996 - 04/30/1996               9322              15081
05/01/1996 - 05/31/1996               9315              15470
06/01/1996 - 06/30/1996               9774              15529
07/01/1996 - 07/31/1996               9102              14842
08/01/1996 - 08/31/1996               9511              15155
09/01/1996 - 09/30/1996               9623              16009
10/01/1996 - 10/31/1996              10059              16451
11/01/1996 - 11/30/1996              10456              17694
12/01/1996 - 12/31/1996              10317              17344
01/01/1997 - 01/31/1997              10317              18428
02/01/1997 - 02/28/1997              10085              18572
03/01/1997 - 03/31/1997               9697              17808
04/01/1997 - 04/30/1997               9601              18871
05/01/1997 - 05/31/1997               9850              20021
06/01/1997 - 06/30/1997              10063              20918
07/01/1997 - 07/31/1997              10452              22583
08/01/1997 - 08/31/1997              10284              21318
09/01/1997 - 09/30/1997              10577              22486
10/01/1997 - 10/31/1997              10764              21735
11/01/1997 - 11/30/1997              11477              22742
12/01/1997 - 12/31/1997              12117              23133
01/01/1998 - 01/31/1998              11683              23390
02/01/1998 - 02/28/1998              12056              25076
03/01/1998 - 03/31/1998              12688              26360
04/01/1998 - 04/30/1998              12623              26626
05/01/1998 - 05/31/1998              12631              26168
06/01/1998 - 06/30/1998              13040              27231
07/01/1998 - 07/31/1998              12365              26942
08/01/1998 - 08/31/1998              12345              23046
09/01/1998 - 09/30/1998              13610              24523
10/01/1998 - 10/31/1998              13376              26517
11/01/1998 - 11/30/1998              13468              28124
12/01/1998 - 12/31/1998              13858              29744
01/01/1999 - 01/31/1999              13436              30987
02/01/1999 - 02/28/1999              13040              30024
03/01/1999 - 03/31/1999              12969              31225
04/01/1999 - 04/30/1999              13824              32433
05/01/1999 - 05/31/1999              14607              31668
06/01/1999 - 06/30/1999              14057              33425
07/01/1999 - 07/31/1999              13962              32382
08/01/1999 - 08/31/1999              14015              32224
09/01/1999 - 09/30/1999              13234              31341
10/01/1999 - 10/31/1999              13605              33324
11/01/1999 - 11/30/1999              12492              34001
12/01/1999 - 12/31/1999              12573              36004
01/01/2000 - 01/31/2000              13983              34196
02/01/2000 - 02/29/2000              12800              33550
03/01/2000 - 03/31/2000              12946              36831
04/01/2000 - 04/30/2000              14098              35722
05/01/2000 - 05/31/2000              14576              34990
06/01/2000 - 06/30/2000              13617              35854
07/01/2000 - 07/31/2000              14440              35295
08/01/2000 - 08/31/2000              16139              37487
09/01/2000 - 09/30/2000              17668              35508
10/01/2000 - 10/31/2000              17456              35358
11/01/2000 - 11/30/2000              17254              32572
12/01/2000 - 12/31/2000              18287              32732
01/01/2001 - 01/31/2001              16519              33894
02/01/2001 - 02/28/2001              17135              30803
03/01/2001 - 03/31/2001              16923              28850
04/01/2001 - 04/30/2001              17578              31091
05/01/2001 - 05/31/2001              17446              31300
06/01/2001 - 06/30/2001              15944              30539
07/01/2001 - 07/31/2001              15518              30240
08/01/2001 - 08/31/2001              15113              28347
09/01/2001 - 09/30/2001              13386              26056
10/01/2001 - 10/31/2001              13074              26554
11/01/2001 - 11/30/2001              12470              28591
12/01/2001 - 12/31/2001              13067              28842
01/01/2002 - 01/31/2002              12678              28421
02/01/2002 - 02/28/2002              12409              27873
03/01/2002 - 03/31/2002              13567              28921
04/01/2002 - 04/30/2002              13572              27168
05/01/2002 - 05/31/2002              12798              26967
06/01/2002 - 06/30/2002              12155              25047
07/01/2002 - 07/31/2002              10527              23096
08/01/2002 - 08/31/2002              10763              23246
09/01/2002 - 09/30/2002               9545              20719
10/01/2002 - 10/31/2002               8798              22542
11/01/2002 - 11/30/2002               9022              23870
12/01/2002 - 12/31/2002               9549              22469
01/01/2003 - 01/30/2003               9220              21880
02/01/2003 - 02/28/2003               8786              21552
03/01/2003 - 03/31/2003               9232              21761
04/01/2003 - 04/30/2003               9980              23554
05/01/2003 - 05/31/2003              10902              24796
06/01/2003 - 06/30/2003              11140              25113
07/01/2003 - 07/31/2003              10471              25555
08/01/2003 - 08/31/2003              10633              26053
09/01/2003 - 09/30/2003              11122              25777
10/01/2003 - 10/31/2003              11215              27236
11/01/2003 - 11/30/2003              11112              27468

On October 13, 2003, the fund's primary benchmarks were changed to the S&P Utility Index and the S&P Telecom Index. During the reporting period, the fund's benchmarks were the Dow Jones Utility Average and the Standard & Poor's (S&P) 500 Index.

All results shown assume reinvestment of distributions. The Dow Jones Utility Average is a price-weighted average that measures the performance of the utility industry in the United States. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Telecom Index is an unmanaged market cap-weighted index of telecommunications companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

Average annual total return as of 11/30/03 (%)

Share class                                  A                                             B
----------------------------------------------------------------------------------------------------------------
Inception date                            8/03/81                                        5/5/92
----------------------------------------------------------------------------------------------------------------
Sales charge              without                            with       without                            with
----------------------------------------------------------------------------------------------------------------
  1-year                    7.65                             2.54         6.84                             1.84
----------------------------------------------------------------------------------------------------------------
  5-year                   -4.05                            -4.98        -4.76                            -5.00
----------------------------------------------------------------------------------------------------------------
  10-year                   4.54                             4.03         3.77                             3.77
----------------------------------------------------------------------------------------------------------------

Share class                              C                                                  Z
--------------------  --------------------------------------------------------------------------
Inception date                         8/1/97                                            1/29/99
--------------------  --------------------------------------------------------------------------
Sales charge          without                            with                            without
--------------------  --------------------------------------------------------------------------
  1-year                6.73                             5.73                              7.90
------------------------------------------------------------------------------------------------
  5-year               -4.77                            -4.77                             -3.86
------------------------------------------------------------------------------------------------
  10-year               4.05                             4.05                              4.65
------------------------------------------------------------------------------------------------

Average annual total return as of 09/30/03 (%)

Share class                                  A                                             B                             C
-----------------------------------------------------------------------------------------------------------------------------
Sales charge              without                            with       without                            with       without
-----------------------------------------------------------------------------------------------------------------------------
  1-year                   21.66                            15.88        20.74                            15.74        20.71
-----------------------------------------------------------------------------------------------------------------------------
  5-year                   -3.11                            -4.05        -3.83                            -4.06        -3.81
-----------------------------------------------------------------------------------------------------------------------------
  10-year                   3.75                             3.25         2.98                             2.98         3.28
-----------------------------------------------------------------------------------------------------------------------------

Share class             C                                 Z
--------------------  ----------------------------------------
Sales charge           with                            without
--------------------  ----------------------------------------
  1-year              19.71                             21.87
--------------------------------------------------------------
  5-year              -3.81                             -2.91
--------------------------------------------------------------
  10-year              3.28                              3.85
--------------------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class C shares would have been lower. The returns for class Z shares would have been higher.

ECONOMIC UPDATE                                          Columbia Utilities Fund

                                During the first half of the 12-month period that ended November 30, 2003, the US economy struggled to maintain positive growth. The overall mood of the country was restrained as war loomed and the job picture worsened. However, US consumers managed to keep the economy afloat as they continued to spend money on autos, housing and retail goods. The lowest mortgage rates in 40 years spurred a new wave of mortgage refinancing and helped prop up disposable income.

                                By May the uncertainties that had plagued the economy showed signs of dissipating and the stage was set for a full-blown recovery: An end to the major military conflicts of the war with Iraq boosted consumer confidence. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1%--and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Economists began to become optimistic that growth for the third quarter of 2003 would reflect this renewed vigor, but no one seemed prepared for how extraordinary that growth might be. When gross domestic product
                                (GDP) for the third quarter was reported at 7.2%, then revised upward to 8.2%, it was clear that the economy was finally firing on all cylinders. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the jobs picture brightened by the end of November. After unemployment peaked at 6.4% earlier in the year, it declined to 5.9%.

                                The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 24.40% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits.

                                Most sectors of the US bond market also
                                delivered attractive returns for the period, but they experienced extraordinary volatility as interest rates fell to historical lows, then rose sharply as the economy improved, and came back down in the final months of the reporting period. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains throughout the year. Investment grade municipal bonds outperformed high yield municipal bonds.

                                Money market fund yields fell below 1%,
                                reflecting historically low short-term interest rates. The Investment Company Institute, which tracks assets in and out of mutual funds, reported that money continued to flow out of money market funds during the year as investors sought alternatives to the low yields offered by short-term cash equivalents. Net new cash flow to money market funds turned negative in 2002 for the first time since 1993.

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

PORTFOLIO MANAGER'S REPORT

Net asset value per share
as of 11/30/03 ($)

  Class A                                                       9.97

----------------------------------------------------------------------
  Class B                                                       9.96

----------------------------------------------------------------------
  Class C                                                       9.96

----------------------------------------------------------------------
  Class Z                                                       9.95

----------------------------------------------------------------------

Distributions declared per share 12/01/02 - 11/30/03 ($)

  Class A                                                       0.20

----------------------------------------------------------------------
  Class B                                                       0.14

----------------------------------------------------------------------
  Class C                                                       0.14

----------------------------------------------------------------------
  Class Z                                                       0.22

----------------------------------------------------------------------

For the 12-month period ended November 30, 2003, Columbia Utilities Fund class A shares returned 7.65% without sales charge. The fund lagged the Dow Jones Utility Average, the S&P Utility Index and the S&P 500 Index, which returned 28.55%, 23.13% and 15.08%, respectively, for the period. The fund's significant weighting in telecommunications stocks--one of the utilities sector's weakest industries--accounted for most of its poor performance relative to these benchmarks. However, the fund performed better than the S&P Telecom Index, which delivered a return of -9.07% for the same period.

Telecommunication holdings hinder performance

Early in 2003, regional Bell operating companies were stunned by a Federal Communications Commission (FCC) ruling that was deemed unfavorable to their competitive positions, and their stock prices plummeted. The FCC ruled that local carriers would be required to continue to lease their lines to long distance carriers for extremely low prices, a decision that was expected to hurt profitability and cut into the group's market share. As a result, our investments in Verizon Communications, SBC Communications and BellSouth (6.4%, 5.3% and 3.3% of net assets, respectively) delivered disappointing returns.(1) Given telecommunication's poor business prospects, we trimmed our overall exposure to approximately 20% of the portfolio by late September.

The fund was also hurt by underweighting wireless carriers in favor of higher quality, dividend-paying telecommunications companies. Wireless companies were among the industry's best performers during the period.

Electric utilities rally in response to lower taxes on dividends

We used the proceeds from the sale of telecommunication stocks to add to our investments in high-quality, dividend-paying electric utilities, which we believe have the potential to generate stable earnings over the long term. This move proved favorable when electric utilities companies rallied in March, a boost fueled by new legislation that lowered the tax on dividends. Our strongest performers were PG&E and Edison International, in which the fund held overweight positions (4.8% and 2.6% of net assets, respectively).

Merchant energy exposure dampens returns

Because the fund focuses primarily on higher quality, regulated electric companies, it had a relatively light exposure to the merchant energy sector, which has been plagued by rating-agency downgrades in recent years. However, many of the lower-quality names in this industry rose during the first six months of the period. We failed to participate fully in the run-up in stocks such as Williams, Dynegy, Calpine and AES, where we held only modest positions (0.9%, 0.1%, 0.5% and 0.2% of net assets, respectively). Our disappointment was magnified by the fact that we had overweighted

(1) Holdings are disclosed as of November 30, 2003, and are subject to change.

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Going forward, we plan to continue to emphasize dividend-paying issuers with stable earnings forecasts and, for the most part, to keep our positions in line with benchmark allocations.

Duke Energy (0.7% of net assets) in the merchant energy group, and it lost ground during the period. We trimmed our position in Duke, but we continue to hold the stock because management has taken steps to reduce debt and we believe the company's long-term prospects have improved.

Prospects for electric utilities remain attractive

During the period we took the opportunity to align some of our industry weightings more closely with the fund's benchmarks in order to control volatility going forward. In addition, we eliminated stocks such as NStar and Korea Electric, which are not part of the fund's benchmarks. We sold both positions at a profit.

Going forward, we plan to continue to emphasize dividend-paying issuers with stable earnings forecasts and, for the most part, to keep our positions in line with benchmark allocations. The fund has favored regulated electric utility providers--a sector that we believe has the potential to generate attractive income and positive long-term performance. We plan to maintain an underweight position in telecommunications stocks, because we expect continued weakness in the sector. We also plan to avoid high concentrations in the low-quality names in the merchant energy group because we do not believe their long-term prospects are attractive.

[Edward Paik Photo]       Edward Paik has managed Columbia Utilities
                          Fund since January 2003.
                          /s/ EDWARD PAIK

An investment in Columbia Utilities Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations that could occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The value of your investments may be affected by fluctuations in utility stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments. Investing in international and emerging markets offers the potential for long-term growth, but also carries special risks, including potentially greater social, political, currency and economic volatility than in the United States or developed markets.

FINANCIAL STATEMENTS                                     Columbia Utilities Fund
November 30, 2003

                                A guide to understanding the fund's financial statements

--------------------------------------------------------------------------------
Investment Portfolio            A list of all of the fund's holdings and their
                                market value as of the last day of the reporting period. To show areas of concentration and diversification, portfolio holdings are organized by type of asset, industry and country or geographic region (if applicable).

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                This statement shows the fund's net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of outstanding shares in that class.

--------------------------------------------------------------------------------
Statement of Operations         This statement details both the type of income
                                earned by the fund and the operating and non-operating expenses charged to the fund. The
                                Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses over the reporting period. The total of these results represents the fund's net increase or decrease in net assets from operations.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                This statement shows how the fund's net assets were affected by its operations results, distributions to shareholders and changes in the number of fund shares. The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

--------------------------------------------------------------------------------
Financial Highlights            The financial highlights provide an overview of
                                the fund's investment results, including per-share analytics, such as net investment income or loss from operations and distributions; ratios of expenses and net investment income to average net assets. The financial highlights also detail the fund's portfolio turnover rate, which is a measure of trading activity. A separate table is provided for each share class.

--------------------------------------------------------------------------------
Notes to Financial Statements   These notes disclose information regarding
                                certain fund background information, significant accounting policies of the fund, including security valuation and income accruals and related party transactions.

INVESTMENT PORTFOLIO                                     Columbia Utilities Fund
November 30, 2003

Common Stocks - 91.3%

UTILITIES - 91.3%                                                                                          Shares        Value ($)
------------------------------------------         -------------------------------------------------------------------------------
             Diversified Telecommunication         ALLTEL Corp.                                            40,000        1,816,400
                          Services - 15.4%
                                                   BellSouth Corp.                                        516,500       13,444,495
                                                   SBC Communications, Inc., Class A                      915,339       21,309,092
                                                   Verizon Communications, Inc.                           787,600       25,809,652
                                                                                                                    --------------
                                                                     Diversified Telecommunication Services Total       62,379,639
                                                   -------------------------------------------------------------------------------
                Electric Utilities - 52.3%         Ameren Corp.                                           150,000        6,619,500
                                                   American Electric Power Co., Inc.                      331,020        9,165,944
                                                   CenterPoint Energy, Inc.                               202,500        1,964,250
                                                   Cinergy Corp.                                          121,400        4,437,170
                                                   CMS Energy Corp.                                       175,300        1,383,117
                                                   Consolidated Edison, Inc.                              410,500       16,543,150
                                                   Dominion Resources, Inc.                               255,960       15,426,709
                                                   DTE Energy Co.                                         301,100       11,354,481
                                                   Edison International (a)                               516,700       10,551,014
                                                   Entergy Corp.                                           94,500        4,995,270
                                                   Exelon Corp.                                           270,875       16,745,493
                                                   FirstEnergy Corp.                                      364,271       12,621,990
                                                   FPL Group, Inc.                                        209,700       13,326,435
                                                   PG&E Corp. (a)                                         772,500       19,405,200
                                                   Pinnacle West Capital Corp.                            106,500        4,192,905
                                                   PNM Resources, Inc.                                     50,000        1,400,500
                                                   PPL Corp.                                              204,100        8,343,608
                                                   Progress Energy, Inc.                                   42,564        1,865,154
                                                   Public Service Enterprise Group, Inc.                  305,000       12,511,100
                                                   Southern Co.                                           579,200       16,953,184
                                                   TECO Energy, Inc.                                      218,200        2,832,236
                                                   TXU Corp.                                              429,100        9,500,274
                                                   Xcel Energy, Inc.                                      561,710        9,380,557
                                                                                                                    --------------
                                                                                         Electric Utilities Total      211,519,241
                                                   -------------------------------------------------------------------------------
        Energy Equipment & Services - 3.1%         Baker Hughes, Inc.                                     200,000        5,772,000
                                                   Halliburton Co.                                         15,300          357,255
                                                   Transocean, Inc. (a)                                   337,500        6,540,750
                                                                                                                    --------------
                                                                                Energy Equipment & Services Total       12,670,005
                                                   -------------------------------------------------------------------------------
                      Gas Utilities - 6.7%         KeySpan Corp.                                          205,500        7,239,765
                                                   Kinder Morgan, Inc.                                     41,500        2,261,750
                                                   Nicor, Inc.                                             57,600        1,887,552
                                                   NiSource, Inc.                                         226,500        4,699,875
                                                   Peoples Energy Corp.                                    46,700        1,877,340
                                                   Sempra Energy                                          325,000        9,204,000
                                                                                                                    --------------
                                                                                              Gas Utilities Total       27,170,282
                                                   -------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power - 6.5%         AES Corp. (a)                                           69,200          613,804
                                                   Calpine Corp. (a)                                      450,000        1,921,500
                                                   Constellation Energy Group, Inc.                       213,300        8,028,612
                                                   Duke Energy Corp.                                      160,700        2,899,028
                                                   Dynegy, Inc., Class A (a)                              147,100          588,400
                                                   El Paso Corp.                                        1,005,573        7,139,568
                                                   Westar Energy, Inc.                                     70,700        1,404,102
                                                   Williams Companies, Inc.                               390,800        3,665,704
                                                                                                                    --------------
                                                                        Multi-Utilities & Unregulated Power Total       26,260,718
                                                   -------------------------------------------------------------------------------

                                          See notes to investment portfolio.   7

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

Common Stocks - (continued)

UTILITIES - (continued)                                                                                     Shares       Value ($)
------------------------------------------         -------------------------------------------------------------------------------
                          Oil & Gas - 5.0%         Anadarko Petroleum Corp.                                91,000        4,088,630
                                                   Apache Corp.                                            73,000        5,241,400
                                                   Devon Energy Corp.                                     136,400        6,732,704
                                                   EOG Resources, Inc.                                    100,000        4,194,000
                                                                                                                    --------------
                                                                                                  Oil & Gas Total       20,256,734
                                                   -------------------------------------------------------------------------------
Wireless Telecommunication Services - 2.3%         AT&T Wireless Services, Inc. (a)                       747,100        5,603,250
                                                   Centennial Communications Corp. (a)                    750,000        3,690,000
                                                                                                                    --------------
                                                                        Wireless Telecommunication Services Total        9,293,250
                                                                                                                    --------------
                                                                                                  UTILITIES TOTAL      369,549,869
                                                                                                                    --------------
                                                                       TOTAL COMMON STOCKS (COST OF $382,769,011)      369,549,869

Preferred & Convertible Stocks - 2.0%

UTILITIES - 2.0%
------------------------------------------         -------------------------------------------------------------------------------
             Diversified Telecommunication         Citizens Utilities Co., 5.000% Convertible
                           Services - 0.4%           Preferred (a)                                         30,000        1,494,000
                                                                                                                    --------------
                                                                     Diversified Telecommunication Services Total        1,494,000
                                                   -------------------------------------------------------------------------------
                 Electric Utilities - 1.6%         Entergy Arkansas, Inc.:
                                                     7.800%                                                10,000          966,000
                                                     7.880%                                                 8,900          888,496
                                                   Entergy Gulf States, Inc., 7.560%                       18,328        1,631,027
                                                   Entergy Louisiana, Inc., 8.000%                         30,000          744,600
                                                   Northern Indiana Public Services Co., 7.440%             9,000          888,750
                                                   Pennsylvania Power Co., 7.750%                          15,000        1,502,760
                                                                                                                    --------------
                                                                                         Electric Utilities Total        6,621,633
                                                                                                                    --------------
                                                                             TOTAL PREFERRED & CONVERTIBLE STOCKS
                                                                                             (COST OF $8,371,329)        8,115,633

Adjustable Rate Preferred Stocks (b) - 1.9%

UTILITIES - 1.9%
------------------------------------------         -------------------------------------------------------------------------------
                 Electric Utilities - 1.9%         Cleveland Electric Illuminating Co., Series L,
                                                     7.000%                                                56,370        5,721,555
                                                   Entergy Gulf States, Inc., Series A, 7.000%             11,346        1,097,726
                                                   Toledo Edison Co., Series A, 7.000%                     40,000        1,024,400
                                                                                                                    --------------
                                                                                         Electric Utilities Total        7,843,681
                                                                                                                    --------------
                                                                           TOTAL ADJUSTABLE RATE PREFERRED STOCKS
                                                                                             (COST OF $7,413,314)        7,843,681

8   See notes to investment portfolio.

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

Short-Term Obligation - 4.8%                                                                              Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------
                                                   Repurchase agreement with State Street Bank &
                                                   Trust Co., dated 11/28/03, due 12/01/03 at 0.950%,
                                                   collateralized by a U.S. Treasury Bond maturing
                                                   02/15/26, market value of $19,940,389 (repurchase
                                                   proceeds $19,547,547)
                                                   (cost of $19,546,000)                               19,546,000       19,546,000

                                                   Total Investments - 100.0%
                                                   (cost of $418,099,654) (c)                                          405,055,183

                                                   Other Assets & Liabilities, Net - (0.0)%                               (163,188)

                                                   Net Assets - 100.0%                                                 404,891,995

                                NOTES TO INVESTMENT PORTFOLIO:

                                (a) Non-income producing.

                                (b) Interest rates on adjustable rate preferred
                                    stocks change periodically. The rates listed are as of November 30, 2003.

                                (c) Cost for federal income tax purposes is
                                    $421,611,077.

                                          See notes to financial statements.   9

STATEMENT OF ASSETS AND LIABILITIES                      Columbia Utilities Fund
November 30, 2003

                                                                                                                         ($)
                                                   -------------------------------------------------------------------------
                                   Assets:         Investments, at cost                                          418,099,654
                                                   Investments, at value                                         405,055,183
                                                   Cash                                                                   91
                                                   Receivable for:
                                                     Investments sold                                                577,926
                                                     Fund shares sold                                                100,853
                                                     Interest                                                          1,547
                                                     Dividends                                                     1,340,586
                                                   Deferred Trustees' compensation plan                               23,533
                                                                                                                ------------
                                                                                                  Total Assets   407,099,719
                                                   -------------------------------------------------------------------------
                              Liabilities:         Payable for:
                                                     Investments purchased                                           625,041
                                                     Fund shares repurchased                                         863,040
                                                     Investment advisory fee                                         216,992
                                                     Transfer agent fee                                              277,163
                                                     Pricing and bookkeeping fees                                      9,189
                                                     Trustees' fees                                                    1,201
                                                     Custody fee                                                       4,133
                                                     Distribution and service fees                                   123,483
                                                   Deferred Trustees' fees                                            23,533
                                                   Other liabilities                                                  63,949
                                                                                                                ------------
                                                                                             Total Liabilities     2,207,724

                                                                                                    Net Assets   404,891,995
                                                   -------------------------------------------------------------------------
                Composition of Net Assets:         Paid-in capital                                               760,037,964
                                                   Undistributed net investment income                             1,473,264
                                                   Accumulated net realized loss                                (343,574,762)
                                                   Net unrealized depreciation on investments                    (13,044,471)
                                                                                                                ------------

                                                                                                    Net Assets   404,891,995
                                                   -------------------------------------------------------------------------
                                  Class A:         Net assets                                                    304,413,000
                                                   Shares outstanding                                             30,541,947
                                                   Net asset value per share                                         9.97(a)
                                                   Maximum offering price per share ($9.97/0.9525)                  10.47(b)
                                                   -------------------------------------------------------------------------
                                  Class B:         Net assets                                                     67,529,648
                                                   Shares outstanding                                              6,782,103
                                                   Net asset value and offering price per share                      9.96(a)
                                                   -------------------------------------------------------------------------
                                  Class C:         Net assets                                                      6,712,382
                                                   Shares outstanding                                                673,662
                                                   Net asset value and offering price per share                      9.96(a)
                                                   -------------------------------------------------------------------------
                                  Class Z:         Net assets                                                     26,236,965
                                                   Shares outstanding                                              2,636,146
                                                   Net asset value, offering and redemption price per share             9.95

                                (a) Redemption price per share is equal to net
                                    asset value less any applicable contingent deferred sales charge.

                                (b) On sales of $50,000 or more the offering
                                    price is reduced.

10   See notes to financial statements.

STATEMENT OF OPERATIONS                                  Columbia Utilities Fund
For the Year Ended November 30, 2003

                                                                                                                          ($)
                                                   --------------------------------------------------------------------------
                        Investment Income:         Dividends                                                       16,166,851
                                                   Interest                                                           252,333
                                                                                                                 ------------
                                                     Total Investment Income (net of foreign taxes withheld of
                                                     $43,492)                                                      16,419,184
                                                   --------------------------------------------------------------------------
                                 Expenses:         Investment advisory fee                                          2,762,091
                                                   Distribution fee:
                                                     Class B                                                          561,062
                                                     Class C                                                           51,669
                                                   Service fee:
                                                     Class A                                                          791,248
                                                     Class B                                                          187,021
                                                     Class C                                                           17,223
                                                   Transfer agent fee                                               1,807,018
                                                   Pricing and bookkeeping fees                                       131,706
                                                   Trustees' fees                                                      23,881
                                                   Custody fee                                                         13,721
                                                   Other expenses                                                     195,113
                                                                                                                 ------------
                                                     Total Operating Expenses                                       6,541,753
                                                   Custody earnings credit                                               (265)
                                                                                                                 ------------
                                                     Net Operating Expenses                                         6,541,488
                                                   Interest expense                                                       251
                                                                                                                 ------------
                                                     Net Expenses                                                   6,541,739
                                                                                                                 ------------
                                                   Net Investment Income                                            9,877,445
                                                   --------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on         Net realized loss on investments                              (119,702,503)
                              Investments:

                                                   Net change in unrealized appreciation/depreciation on
                                                   investments                                                    137,810,244
                                                                                                                 ------------
                                                   Net Gain                                                        18,107,741
                                                                                                                 ------------
                                                   Net Increase in Net Assets from Operations                      27,985,186

                                         See notes to financial statements.   11

STATEMENT OF CHANGES IN NET ASSETS                       Columbia Utilities Fund

Increase (Decrease) in Net Assets:                 Year Ended November 30,                                  2003 ($)
------------------------------------------         --------------------------------------------------------------------
                               Operations:         Net investment income                                      9,877,445
                                                   Net realized loss on investments                        (119,702,503)
                                                   Net change in unrealized appreciation/depreciation on
                                                   investments                                              137,810,244
                                                                                                          -------------
                                                       Net Increase (Decrease) from Operations               27,985,186
                                                   --------------------------------------------------------------------
   Distributions Declared to Shareholders:         From net investment income:
                                                     Class A                                                 (6,707,426)
                                                     Class B                                                 (1,094,863)
                                                     Class C                                                   (100,615)
                                                     Class Z                                                   (625,425)
                                                   From net realized gains:
                                                     Class A                                                         --
                                                     Class B                                                         --
                                                     Class C                                                         --
                                                     Class Z                                                         --
                                                                                                          -------------
                                                       Total Distributions Declared to Shareholders          (8,528,329)
                                                   --------------------------------------------------------------------
                       Share Transactions:         Class A:
                                                     Subscriptions                                           25,292,663
                                                     Distributions reinvested                                 5,042,065
                                                     Redemptions                                            (86,989,555)
                                                                                                          -------------
                                                       Net Increase (Decrease)                              (56,654,827)
                                                   Class B:
                                                     Subscriptions                                            7,745,715
                                                     Distributions reinvested                                   800,194
                                                     Redemptions                                            (31,123,627)
                                                                                                          -------------
                                                       Net Decrease                                         (22,577,718)
                                                   Class C:
                                                     Subscriptions                                            1,145,695
                                                     Distributions reinvested                                    57,498
                                                     Redemptions                                             (2,300,615)
                                                                                                          -------------
                                                       Net Increase (Decrease)                               (1,097,422)
                                                   Class Z:
                                                     Subscriptions                                            1,124,555
                                                     Proceeds received in connection with merger                     --
                                                     Distributions reinvested                                   559,941
                                                     Redemptions                                             (5,388,836)
                                                                                                          -------------
                                                       Net Increase (Decrease)                               (3,704,340)
                                                   Net Increase (Decrease) from Share Transactions          (84,034,307)
                                                                                                          -------------
                                                       Total Decrease in Net Assets                         (64,577,450)
                                                   --------------------------------------------------------------------
                               Net Assets:         Beginning of period                                      469,469,445
                                                   End of period (including undistributed net investment
                                                   income of $1,473,264 and $124,148, respectively)       $ 404,891,995
                                                   --------------------------------------------------------------------
                        Changes in Shares:         Class A:
                                                     Subscriptions                                            2,674,834
                                                     Issued for distributions reinvested                        539,384
                                                     Redemptions                                             (9,289,273)
                                                                                                          -------------
                                                       Net Increase (Decrease)                               (6,075,055)
                                                   Class B:
                                                     Subscriptions                                              821,329
                                                     Issued for distributions reinvested                         86,108
                                                     Redemptions                                             (3,328,583)
                                                                                                          -------------
                                                       Net Decrease                                          (2,421,146)
                                                   Class C:
                                                     Subscriptions                                              120,779
                                                     Issued for distributions reinvested                          6,154
                                                     Redemptions                                               (245,714)
                                                                                                          -------------
                                                       Net Increase (Decrease)                                 (118,781)
                                                   Class Z:
                                                     Subscriptions                                              116,172
                                                     Issued in connection with merger                                --
                                                     Issued for distributions reinvested                         59,946
                                                     Redemptions                                               (565,009)
                                                                                                          -------------
                                                       Net Increase (Decrease)                                 (388,891)

Increase (Decrease) in Net Assets:            2002 ($)
------------------------------------------  -------------
                               Operations:     12,862,210
                                             (214,560,846)
                                             (168,532,698)
                                            -------------
                                             (370,231,334)
                                            -------------
   Distributions Declared to Shareholders:
                                              (11,764,052)
                                               (2,108,622)
                                                 (160,354)
                                                   (3,314)
                                              (79,931,342)
                                              (31,057,013)
                                               (1,446,829)
                                                   (3,774)
                                            -------------
                                             (126,475,300)
                                            -------------
                       Share Transactions:
                                               95,560,140
                                               78,292,576
                                             (134,142,940)
                                            -------------
                                               39,709,776
                                               29,543,963
                                               26,520,092
                                             (118,620,535)
                                            -------------
                                              (62,556,480)
                                                8,359,083
                                                1,046,204
                                               (5,046,088)
                                            -------------
                                                4,359,199
                                                  324,190
                                               27,345,791
                                                    5,454
                                                 (281,928)
                                            -------------
                                               27,393,507
                                                8,906,002
                                            -------------
                                             (487,800,632)
                                            -------------
                               Net Assets:    957,270,077
                                            $ 469,469,445
                                            -------------
                        Changes in Shares:
                                                6,447,233
                                                5,060,551
                                              (11,195,459)
                                            -------------
                                                  312,325
                                                2,077,941
                                                1,683,797
                                               (8,707,414)
                                            -------------
                                               (4,945,676)
                                                  553,162
                                                   67,253
                                                 (444,836)
                                            -------------
                                                  175,579
                                                   21,302
                                                3,029,723
                                                      371
                                                  (28,067)
                                            -------------
                                                3,023,329

12  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                            Columbia Utilities Fund
November 30, 2003

Note 1. Organization

Columbia Utilities Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks current income and long-term growth.

Fund Shares

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Utilities Fund to Columbia Utilities Fund. Also on that date, the Trust changed its name from Liberty Funds Trust IV to Columbia Funds Trust IV.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral securities are marked-to-market daily to ensure that their market value is at least equal, at all times to the repurchase price. (In the event that the market value of the collateral securities declines below the repurchase price of the repurchase agreement, additional securities will be required to be received.) A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting from differing treatments for expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

  Undistributed     Accumulated
  Net Investment    Net Realized    Paid-In
      Income            Loss        Capital
--------------------------------------------
      $  --         $    925,731  $ (925,731)

Net investment income and net realized losses, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                                2003           2002
------------------------------------------------------
Distributions paid from:
  Ordinary Income*         $ 8,528,329   $  21,618,098
  Long-Term Capital Gains           --     104,857,202

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

  Undistributed     Undistributed        Net
    Ordinary          Long-Term      Unrealized
     Income         Capital Gains   Depreciation*
-------------------------------------------------
  $   1,519,946          $ --       $ (16,555,894)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to wash sale adjustments.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

 Unrealized appreciation              $  29,429,813
---------------------------------------------------
 Unrealized depreciation                (45,985,707)
                                       ------------
   Net unrealized depreciation        $ (16,555,894)

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

    Year of       Capital Loss
  Expiration      Carryforward
------------------------------
   2009          $   7,833,222
------------------------------
   2010            213,450,481
------------------------------
   2011            118,779,637
                 -------------
                 $ 340,063,340

Capital loss carryforwards of $925,731 were utilized and/or expired during the year ended November 30, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee at the following annual rates:

  Average Daily Net Assets     Fee Rate
---------------------------------------
    First $1 billion            0.65%
    Over $1 billion             0.60%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average daily net assets, however, Columbia voluntarily agreed to waive a portion of its investment advisory fee so that such fees did not exceed 0.60% of the Fund's average daily net assets over $1 billon.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.03%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for an annual fee of $28.00 per open account for transfer agent fees. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions, in addition to reimbursement for certain out-of-pocket expenses. For the year ended November 30, 2003, the effective transfer agent fee rate, exclusive of out-of-pocket expenses, was 0.27%.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees

Effective October 13, 2003, Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia and the Fund's principal underwriter, changed its name to Columbia Funds Distributor, Inc. For the year ended November 30, 2003, the Distributor retained net underwriting discounts of $5,739 on sales of the Fund's Class A shares and received CDSC of $110, $234,095

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

and $2,144 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

Purchases and Sales of Securities

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $301,451,137 and $394,758,410, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with terms similar to its existing agreement. For the year ended November 30, 2003, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 2.26%.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund invests at least 80% of its assets in utility securities, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such Fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a

--------------------------------------------------------------------------------
November 30, 2003                                        Columbia Utilities Fund

satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

Note 8. Business Combinations and Mergers

Fund Merger

As of the end of business on November 15, 2002, the Galaxy Utilities II Fund merged into the Liberty Utilities Fund as follows:

     Shares          Net Assets       Unrealized
     Issued           Received      Depreciation(1)
---------------------------------------------------
    3,029,723       $ 27,345,791    $  (19,458,434)

                             Total Net Assets of      Net Assets of the
    Net Assets of the        Galaxy Utilities II    Liberty Utilities Fund
  Liberty Utilities Fund       Fund Immediately       Immediately After
   Prior to Combination      Prior to Combination        Combination
--------------------------------------------------------------------------
     $  425,787,797             $  27,345,791           $  453,133,588

(1) Unrealized depreciation is included in Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS                                     Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                Year Ended November 30,
Class A Shares                          2003             2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                               $    9.46        $   18.75        $   25.49        $   22.85        $   21.13
Income from Investment Operations:
Net investment income (a)                 0.23             0.26             0.29             0.50             0.40
Net realized and unrealized gain
(loss) on investments and foreign
currency                                  0.48            (7.04)           (1.74)            4.23             2.32
                                     ---------        ---------        ---------        ---------        ---------
Total from Investment Operations          0.71            (6.78)           (1.45)            4.73             2.72
Less Distributions Declared to
 Shareholders:
From net investment income               (0.20)           (0.30)           (0.38)           (0.42)           (0.34)
From net realized gains                     --            (2.21)           (4.91)           (1.67)           (0.66)
                                     ---------        ---------        ---------        ---------        ---------
Total Distributions Declared to
Shareholders                             (0.20)           (2.51)           (5.29)           (2.09)           (1.00)
Net Asset Value, End of Period        $   9.97        $    9.46        $   18.75        $   25.49        $   22.85
Total return (b)                          7.65%          (41.18)%          (7.25)%          22.37%           13.15%
Ratios to Average Net
 Assets/Supplemental Data:
Operating expenses (c)                    1.41%            1.30%            1.19%            1.15%            1.22%
Interest expense                            --%(d)           --%(d)           --               --               --
Expenses (c)                              1.41%            1.30%            1.19%            1.15%            1.22%
Net investment income (c)                 2.45%            2.03%            1.44%            2.13%            1.80%
Portfolio turnover rate                     75%              61%              60%             102%              28%
Net assets, end of period (000's)    $ 304,413        $ 346,352        $ 680,675        $ 449,081        $ 354,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                Year Ended November 30,
Class B Shares                          2003             2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                               $    9.46        $   18.73        $   25.45        $   22.82        $   21.13
Income from Investment Operations:
Net investment income (a)                 0.16             0.17             0.14             0.33             0.23
Net realized and unrealized gain
(loss) on investments and foreign
currency                                  0.48            (7.05)           (1.73)            4.22             2.32
                                     ---------        ---------        ---------        ---------        ---------
Total from Investment Operations          0.64            (6.88)           (1.59)            4.55             2.55
Less Distributions Declared to
 Shareholders:
From net investment income               (0.14)           (0.18)           (0.22)           (0.25)           (0.20)
From net realized gains                     --            (2.21)           (4.91)           (1.67)           (0.66)
                                     ---------        ---------        ---------        ---------        ---------
Total Distributions Declared to
Shareholders                             (0.14)           (2.39)           (5.13)           (1.92)           (0.86)
Net Asset Value, End of Period       $    9.96        $    9.46        $   18.73        $   25.45        $   22.82
Total return (b)                          6.84%          (41.63)%          (7.90)%          21.43%           12.32%
Ratios to Average Net
 Assets/Supplemental Data:
Operating expenses (c)                    2.16%            2.05%            1.94%            1.90%            1.97%
Interest expense                            --%(d)           --%(d)           --               --               --
Expenses (c)                              2.16%            2.05%            1.94%            1.90%            1.97%
Net investment income (c)                 1.70%            1.28%            0.69%            1.38%            1.05%
Portfolio turnover rate                     75%              61%              60%             102%              28%
Net assets, end of period (000's)    $  67,530        $  87,051        $ 265,004        $ 691,943        $ 733,031

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                Year Ended November 30,
Class C Shares                          2003             2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                               $    9.47        $   18.74        $   25.44        $   22.81        $   21.13
Income from Investment Operations:
Net investment income (a)                 0.16             0.17             0.14             0.33             0.23
Net realized and unrealized gain
(loss) on investments and foreign
currency                                  0.47            (7.05)           (1.71)            4.22             2.31
                                     ---------        ---------        ---------        ---------        ---------
Total from Investment Operations          0.63            (6.88)           (1.57)            4.55             2.54
Less Distributions Declared to
 Shareholders:
From net investment income               (0.14)           (0.18)           (0.22)           (0.25)           (0.20)
From net realized gains                     --            (2.21)           (4.91)           (1.67)           (0.66)
                                     ---------        ---------        ---------        ---------        ---------
Total Distributions Declared to
Shareholders                             (0.14)           (2.39)           (5.13)           (1.92)           (0.86)
Net Asset Value, End of Period       $    9.96        $    9.47        $   18.74        $   25.44        $   22.81
Total return (b)                          6.73%          (41.61)%          (7.81)%          21.44%           12.33%
Ratios to Average Net
 Assets/Supplemental Data:
Operating expenses (c)                    2.16%            2.05%            1.94%            1.90%            1.97%
Interest expense                            --%(d)           --%(d)           --               --               --
Expenses (c)                              2.16%            2.05%            1.94%            1.90%            1.97%
Net investment income (c)                 1.70%            1.28%            0.69%            1.38%            1.05%
Portfolio turnover rate                     75%              61%              60%             102%              28%
Net assets, end of period (000's)    $   6,712        $   7,501        $  11,558        $   7,185        $   3,777

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                        Period Ended
                                                      Year Ended November 30,                           November 30,
Class Z Shares                        2003             2002             2001             2000             1999 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                              $   9.44         $  18.74         $  25.49         $  22.87           $  21.50
Income from Investment Operations:
Net investment income (b)               0.25             0.28             0.36             0.56               0.37
Net realized and unrealized gain
(loss) on investments and
foreign currency                        0.48            (7.03)           (1.77)            4.21               1.30
                                    --------         --------         --------         --------           --------
Total from Investment Operations        0.73            (6.75)           (1.41)            4.77               1.67
Less Distributions Declared to
 Shareholders:
From net investment income             (0.22)           (0.34)           (0.43)           (0.48)             (0.30)
From net realized gains                   --            (2.21)           (4.91)           (1.67)                --
                                    --------         --------         --------         --------           --------
Total Distributions Declared to
Shareholders                           (0.22)           (2.55)           (5.34)           (2.15)             (0.30)
Net Asset Value, End of Period      $   9.95         $   9.44         $  18.74         $  25.49           $  22.87
Total return (c)                        7.90%          (41.09)%          (7.06)%          22.57%              7.82%(d)
Ratios to Average Net
 Assets/Supplemental Data:
Operating expenses (e)                  1.16%            1.05%            0.94%            0.90%              0.97%(f)
Interest expense                          --%(g)           --%(g)           --               --                 --
Expenses (e)                            1.16%            1.05%            0.94%            0.90%              0.97%(f)
Net investment income (e)               2.70%            2.28%            1.69%            2.38%              1.99%(f)
Portfolio turnover rate                   75%              61%              60%             102%                28%
Net assets, end of period
(000's)                             $ 26,237         $ 28,565         $     32         $    321           $    524

(a) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f) Annualized.

(g) Rounds to less than 0.01%.

REPORT OF INDEPENDENT AUDITORS                           Columbia Utilities Fund

To the Trustees of Columbia
Funds Trust IV and
the Shareholders of Columbia
Utilities Fund                  In our opinion, the accompanying statement of
                                assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Utilities Fund (the "Fund") (formerly
                                Liberty Utilities Fund) (a series of Columbia
                                Funds Trust IV) )(formerly Liberty Funds Trust
                                IV) at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
                                States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                PricewaterhouseCoopers LLP

                                Boston, Massachusetts
                                January 16, 2004

UNAUDITED INFORMATION                                    Columbia Utilities Fund

Federal Income Tax Information  100% of the ordinary income distributed by the
                                Fund, for the year ended November 30, 2003, qualifies for the corporate dividends received deduction.

                                For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to November 30, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-Div Form.

TRUSTEES                                                 Columbia Utilities Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds complex.

The trustees/directors serve terms of indefinite duration. The names, addresses and ages of the trustees/directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each trustee/director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds complex. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

Name, address and age, position with              Principal occupation(s) during past five years, number of portfolios
Funds and year first elected or appointed         in Columbia Funds complex overseen by trustee/director, other
to office(1)                                      directorships held

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (AGE 48)                        Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                    2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
Chicago, IL 60666                                 to December, 2002; Executive Vice President and Chief Financial Officer of
Trustee (since 1996)                              United Airlines from March, 1993 to September, 2001). Oversees 119, Orbitz (an
                                                  online travel company).

JANET LANGFORD KELLY (AGE 46)                     Chief Administrative Officer and Senior Vice President, Kmart Holding
3100 West Beaver Road                             Corporation (consumer goods) since September, 2003 (formerly Executive Vice
Troy, MI 48084-3163                               President-Corporate Development and Administration, General Counsel and
Trustee (since 1996)                              Secretary, Kellogg Company (food manufacturer), from September, 1999 to August,
                                                  2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                                  Corporation (branded, packaged, consumer-products manufacturer) from January,
                                                  1995 to September, 1999). Oversees 119, None.

RICHARD W. LOWRY (AGE 67)                         Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                              121(3), None.
Trustee (since 1995)

CHARLES R. NELSON (AGE 61)                        Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                          since September, 1993; Director, Institute for Economic Research, University of
Seattle, WA 98195                                 Washington, since September, 2001; Adjunct Professor of Statistics, University
Trustee (since 1981)                              of Washington, since September, 1980; Associate Editor, Journal of Money Credit
                                                  and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 119, None.

JOHN J. NEUHAUSER (AGE 60)                        Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                   College (formerly Dean, Boston College School of Management from September,
Chestnut Hill, MA 02467-3838                      1977 to September, 1999). Oversees 122(3,4), Saucony, Inc. (athletic footwear);
Trustee (since 1985)                              SkillSoft Corp. (e-learning).

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Name, address and age, position with              Principal occupation(s) during past five years, number of portfolios
Funds and year first elected or appointed         in Columbia Funds complex overseen by trustee/director, other
to office(1)                                      directorships held

DISINTERESTED TRUSTEES (CONTINUED)
PATRICK J. SIMPSON (AGE 58)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 119, None.
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204
Trustee (since 2000)

THOMAS E. STITZEL (AGE 67)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                            1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                   Analyst. Oversees 119, None.
Trustee (since 1998)

THOMAS C. THEOBALD (AGE 66)                       Managing Director, William Blair Capital Partners (private equity investing)
27 West Monroe Street,                            since September, 1994. Oversees 119, Anixter International (network support
Suite 3500                                        equipment distributor), Jones Lang LaSalle (real estate management services)
Chicago, IL 60606                                 and MONY Group (life insurance).
Trustee and Chairman of the Board(6)
(since 1996)

ANNE-LEE VERVILLE (AGE 58)                        Author and speaker on educational systems needs (formerly General Manager,
359 Stickney Hill Road                            Global Education Industry, IBM Corporation (computer and technology) from 1994
Hopkinton, NH 03229                               to 1997). Oversees 120(4), Chairman of the Board of Directors, Enesco Group,
Trustee (since 1998)                              Inc. (designer, importer and distributor of giftware and collectibles).

RICHARD L. WOOLWORTH (AGE 62)                     Chairman and Chief Executive Officer, The Regence Group (regional health
100 S.W. Market Street                            insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
#1500                                             Certified Public Accountant, Arthur Young & Company). Oversees 119, NW Natural
Portland, OR 97207                                (a natural gas service provider).
Trustee (since 1991)

--------------------------------------------------------------------------------
                                                         Columbia Utilities Fund

Name, address and age, position with              Principal occupation(s) during past five years, number of portfolios
Funds and year first elected or appointed         in Columbia Funds complex overseen by trustee/director, other
to office(1)                                      directorships held

INTERESTED TRUSTEES

WILLIAM E. MAYER(2) (AGE 63)                      Managing Partner, Park Avenue Equity Partners (private equity) since February,
399 Park Avenue                                   1999 (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                        February, 1999. Oversees 121(3), Lee Enterprises (print media), WR Hambrecht +
New York, NY 10022                                Co. (financial service provider) and First Health (healthcare).
Trustee (since 1994)

JOSEPH R. PALOMBO(2) (AGE 50)                     Executive Vice President and Chief Operating Officer of Columbia Management
One Financial Center                              Group, Inc. since December, 2001 and Director, Executive Vice President and
Boston, MA 02111                                  Chief Operating Officer of Columbia Management Advisors, Inc. (Advisor) since
Trustee and President (since 2000)                April, 2003 (formerly Chief Operations Officer of Mutual Funds, Liberty
                                                  Financial Companies, Inc. from August, 2000 to November, 2001; Executive Vice
                                                  President of Stein Roe & Farnham Incorporated (Stein Roe) from April, 1999 to
                                                  April, 2003; Director of Colonial Management Associates, Inc. (Colonial) from
                                                  April, 1999 to April, 2003; Director of Stein Roe from September, 2000 to
                                                  April, 2003) President of Columbia Funds and Galaxy Funds since February, 2003
                                                  (formerly Vice President from September 2002 to February 2003); Manager of
                                                  Columbia Floating Rate Limited Liability Company since October, 2000; (formerly
                                                  Vice President of the Columbia Funds from April, 1999 to August, 2000; Chief
                                                  Operating Officer and Chief Compliance Officer, Putnam Mutual Funds from
                                                  December, 1993 to March, 1999). Oversees 120(5), None.

                                               (1) In December 2000, the boards of each of the former Liberty Funds and former
                                               Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In
                                                   October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the
                                                   "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and
                                                   Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the
                                                   Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the
                                                   Columbia Funds complex.
                                               (2) Mr. Mayer is an "interested person" (as defined in the Investment Company
                                               Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                                   Mr. Palombo is an interested person as an employee of the Advisor.
                                               (3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                               (4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of
                                               Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the
                                                   Advisor.
                                               (5) Mr. Palombo also serves as an interested director of Columbia Management
                                               Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
                                               (6) Mr. Theobald was appointed as Chairman of the Board effective December 10,
                                               2003. Prior to that date, Mr. Palombo was Chairman of the Board.

OFFICERS                                                 Columbia Utilities Fund

Name, address and age, position with Columbia
Funds, year first elected or appointed to office         Principal occupation(s) during past five years

VICKI L. BENJAMIN (AGE 42)                               Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                                     Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                                         Columbia Funds and Liberty All-Star Funds since June, 2001;
Chief Accounting Officer and Controller (since           Controller and Chief Accounting Officer of Galaxy Funds
2001)                                                    since September, 2002 (formerly Vice President, Corporate
                                                         Audit, State Street Bank and Trust Company from May, 1998 to
                                                         April, 2001.

J. KEVIN CONNAUGHTON (AGE 39)                            Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                     Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                                         since April, 2003 (formerly Controller of the Liberty Funds
Treasurer (since 2000)                                   and of the Liberty All-Star Funds from February, 1998 to
                                                         October, 2000); Treasurer of the Galaxy Funds since
                                                         September 2002; Treasurer, Columbia Management
                                                         Multi-Strategy Hedge Fund, LLC since December, 2002
                                                         (formerly Vice President of Colonial from February, 1998 to
                                                         October, 2000.

DAVID A. ROZENSON (AGE 49)                               Secretary of the Columbia Funds and of the Liberty All-Star
One Financial Center                                     Funds since December, 2003; Senior Counsel, Fleet Boston
Boston, MA 02111                                         Financial Corporation since January; 1996. Associate General
Secretary (since 2003)                                   Counsel, Columbia Management Group since November, 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT                  Columbia Utilities Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

Auditor
PricewaterhouseCoopers LLP

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS                                           Columbia Utilities Fund
November 30, 2003

                                        ----------------------------------------
                        Large Growth    Columbia Common Stock
                                        Columbia Equity Growth
                                        Columbia Growth
                                        Columbia Growth Stock
                                        Columbia Tax-Managed Growth
                                        Columbia Tax-Managed Growth II
                                        Columbia Young Investor

                         Large Value    Columbia Equity Value
                                        Columbia Growth & Income
                                        Columbia Large Cap Core
                                        Columbia Tax-Managed Value

                       Midcap Growth    Columbia Acorn Select
                                        Columbia Special
                                        Columbia Tax-Managed Aggressive Growth

                        Midcap Value    Columbia Select Value
                                        Columbia Strategic Equity
                                        Columbia Strategic Value

                        Small Growth    Columbia Acorn Fund
                                        Columbia Acorn USA
                                        Columbia Small Company Equity

                         Small Value    Columbia Small Cap
                                        Columbia Small-Cap Value

                            Balanced    Columbia Asset Allocation
                                        Columbia Balanced
                                        Columbia Liberty Fund

                           Specialty    Columbia Real Estate Equity
                                        Columbia Technology
                                        Columbia Utilities

                Taxable Fixed-Income    Columbia Contrarian Income
                                        Columbia Corporate Bond
                                        Columbia Federal Securities
                                        Columbia Fixed Income Securities
                                        Columbia High Yield
                                        Columbia High Yield Securities
                                        Columbia Income
                                        Columbia Intermediate Bond
                                        Columbia Intermediate Government Income
                                        Columbia Quality Plus Bond
                                        Columbia Short Term Bond
                                        Columbia Strategic Income

                       Floating Rate    Columbia Floating Rate
                                        Columbia Floating Rate Advantage

                          Tax Exempt    Columbia High Yield Municipal
                                        Columbia Intermediate Tax-Exempt Bond
                                        Columbia Managed Municipals
                                        Columbia National Municipal Bond
                                        Columbia Tax-Exempt
                                        Columbia Tax-Exempt Insured

November 30, 2003                                        Columbia Utilities Fund

                Single State Tax        Columbia California Tax-Exempt
                 Exempt                 Columbia Connecticut Intermediate Municipal Bond
                                        Columbia Connecticut Tax-Exempt
                                        Columbia Florida Intermediate Municipal Bond
                                        Columbia Massachusetts Intermediate Municipal Bond
                                        Columbia Massachusetts Tax-Exempt
                                        Columbia New Jersey Intermediate Municipal Bond
                                        Columbia New York Intermediate Municipal Bond
                                        Columbia New York Tax-Exempt
                                        Columbia Oregon Municipal Bond
                                        Columbia Pennsylvania Intermediate Municipal Bond
                                        Columbia Rhode Island Intermediate Municipal Bond

                Money Market            Columbia Money Market
                                        Columbia Municipal Money Market

                International/          Columbia Acorn International
                 Global                 Columbia Acorn International Select
                                        Columbia International Equity
                                        Columbia International Stock
                                        Columbia Newport Asia Pacific
                                        Columbia Newport Europe
                                        Columbia Newport Global Equity
                                        Columbia Newport Greater China
                                        Columbia Newport Japan Opportunities*
                                        Columbia Newport Tiger

                 Index Funds            Columbia Large Company Index
                                        Columbia Small Company Index
                                        Columbia US Treasury Index

                                Columbia funds are offered only by prospectus. Please see your financial advisor for a prospectus, which describes in detail fund objectives, investment policies, risks, sales charges, fees, liquidity and other matters of interest. Please read the prospectus carefully before you invest or send money.

                                * As of October 17, 2003, this fund is closed to
                                  new investors. It is scheduled for liquidation on December 5, 2003.

                                For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                                Columbia Management Group and Columbia
                                Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and to Columbia Funds Distributor, Inc.

30

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

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

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

eDELIVERY
[PHOTO APPEARS HERE]

Help you fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note - if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA UTILITIES FUND  Annual Report, November 30, 2003

[LOGO OF COLUMBIA FUNDS]

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Trust IV
             -----------------------------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                          -------------------------
                           Joseph R. Palombo, President


Date  February 4, 2004
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         --------------------------
                          Joseph R. Palombo, President

Date  February 4, 2004
     ----------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         --------------------------
                          J. Kevin Connaughton, Treasurer

Date  February 4, 2004
     ----------------------------------------------